UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

COHEN & COMPANY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

INFORMATION ABOUT THE ANNUAL MEETING
April 14, 2022
Dear Stockholder:
You are cordially invited to attend the annual meeting of stockholders of Cohen & Company Inc., which will be held on June 2, 2022, at 10:00 a.m., Eastern Time. The annual meeting will be held entirely online due to the public health impact of the Coronavirus (COVID-19) outbreak and to support the health and well-being of our stockholders, employees and directors. You can attend and participate in the annual meeting online by visiting www.virtualshareholdermeeting.com/COHN2022, where you will be able to listen to the annual meeting live, submit questions and vote. Please see the “How You May Vote” section of our proxy statement for more details regarding the logistics of the virtual meeting, including the ability of stockholders to submit questions during the annual meeting, and technical details and support related to accessing the virtual platform for the annual meeting.
We are pleased to furnish our proxy materials to most of our stockholders over the Internet. We believe that this e-proxy process expedites stockholders’ receipt of our proxy materials and reduces the costs and environmental impact of our annual meeting. Only stockholders (also known as “record holders”) who directly owned shares of our common stock, our Series E Voting Non-Convertible Preferred Stock and/or our Series F Voting Non-Convertible Preferred Stock (collectively, our “voting preferred stock”) as of the close of business on April 7, 2022, the record date for the annual meeting, will receive paper copies of our proxy materials. On or about April 14, 2022, we will have mailed to our record holders our proxy materials and, to all of our other stockholders, a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2022 proxy statement and annual report and vote online. For those stockholders that only receive a Notice of Internet Availability of Proxy Materials, such Notice contains instructions on how you can receive a paper copy of our proxy statement and annual report.
The attached proxy statement, with the accompanying formal notice of the annual meeting, describes the matters expected to be acted upon at the annual meeting. We urge you to review these materials carefully and to take part in the affairs of our company by voting on the matters described in the proxy statement.
Your vote is very important. You may vote your shares of our common stock and/or our voting preferred stock via a toll-free telephone number or over the Internet. If you received a paper copy of the proxy card by mail, you may also vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these three methods of voting are contained in our proxy materials. If you attend the annual meeting, you may continue to have your shares of our common stock and/or our voting preferred stock voted as instructed in your proxy, or you may withdraw your proxy and vote your shares of our common stock and/or our voting preferred stock at the annual meeting.
On behalf of our management team and our Board of Directors, I would like to express our appreciation for your continued support of Cohen & Company Inc.
Sincerely,
Daniel G. Cohen
Chairman

ELECTRONIC AND TELEPHONE PROXY AUTHORIZATION
Cohen & Company Inc.’s stockholders of record on the close of business on April 7, 2022, the record date for the 2022 Annual Meeting of Stockholders, may authorize their proxies to vote their shares by telephone or Internet by following the instructions in Cohen & Company Inc.’s proxy materials. If you have any questions regarding how to authorize your proxy by telephone or Internet, please call Cohen & Company Inc. Investor Relations at (215) 701-8952.

COHEN & COMPANY INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Cohen & Company Inc.:
Notice is hereby given that the annual meeting of stockholders of Cohen & Company Inc., a Maryland corporation (the “Company”), will be held on June 2, 2022, at 10:00 a.m., Eastern Time. The annual meeting will be held entirely online due to the public health impact of the Coronavirus (COVID-19) outbreak and to support the health and well-being of our stockholders, employees and directors. You can attend and participate in the annual meeting online by visiting www.virtualshareholdermeeting.com/COHN2022, where you will be able to listen to the annual meeting live, submit questions and vote. To join the annual meeting, you will need to have your 16-digit control number, which is included in the Notice of Internet Availability of Proxy Materials (the “Notice”) and the proxy card which has been sent to you or, if you are a beneficial owner of shares who did not receive such control number, it may be obtained upon request to the broker, bank, or other nominee that holds your shares. Please see the “How You May Vote” section of our definitive proxy statement in connection with the annual meeting, filed with the Securities and Exchange Commission on April 14, 2022 (the “Proxy Statement”), for more details regarding the logistics of the virtual annual meeting, including the ability of stockholders to submit questions, and technical details and support related to accessing the virtual platform for the annual meeting.
The annual meeting will be held for the following purposes:
1.
To elect five directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or retirement;

2.
To approve Amendment No. 2 to the Cohen & Company Inc. 2020 Long-Term Incentive Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 1,200,000 shares to 1,900,000 shares;

3.
To approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the proxy statement;

4.
To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

5.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

We are furnishing proxy materials to you electronically, via the Internet, instead of mailing printed copies of those materials to each stockholder. We believe that this process expedites receipt of our proxy materials by stockholders, while lowering the costs and reducing the environmental impact of our annual meeting. We have provided the Notice to our stockholders of record on April 7, 2022. The Notice contains instructions on how to access the Proxy Statement and the Company’s 2021 Annual Report over the Internet and how to vote online. The Notice also includes instructions on how you can request and receive a paper copy of the Proxy Statement and Company’s 2021 Annual Report for the annual meeting.
Our Board of Directors has fixed the close of business on April 7, 2022 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof. Only stockholders of record of our common stock, par value $0.01 per share, our Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share, and/or our Series F Voting Non-Convertible Preferred Stock, par value $0.001 per share, at the close of business on the record date will be entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.
The Board has a contractual obligation to recommend to the Company’s stockholders the election of Daniel G. Cohen, the current Chairman of the Company’s Board of Directors, at the annual meeting, as further described in the section below entitled “Rights of Certain Stockholders to Nominate Directors” under Proposal One — Election of Directors.

Your vote is very important. Accordingly, you are asked to vote, whether or not you plan to attend the annual meeting. You may vote: (1) by telephone, by calling the toll-free number as instructed in our proxy materials; (2) by using the Internet, as instructed in our proxy materials; (3) by mail (if you received your proxy materials by mail), by marking, signing, dating and returning the attached proxy card in the postage-paid envelope that we have provided; or (4) by attending the annual meeting over the Internet. For specific instructions on voting, please refer to our proxy materials or the information forwarded to your broker, bank or other holder of record. Any stockholder of the Company attending the annual meeting over the Internet may vote at the annual meeting even if such stockholder has previously voted using the telephone, the Internet or a proxy card. If you plan to attend the annual meeting to vote over the Internet and your shares are registered with our transfer agent, Computershare, in the name of a broker, bank or other nominee, you must obtain a proxy issued in your name from such broker, bank or other nominee, as described in the Proxy Statement.
By Order of the Board of Directors,
Dennis J. Crilly
Secretary
April 14, 2022

i

COHEN & COMPANY INC.
Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2022
INFORMATION ABOUT THE ANNUAL MEETING
Why You Have Received This Proxy Statement
You have received these proxy materials because the Board of Directors (the “Board” or the “Board of Directors”) of Cohen & Company Inc., a Maryland corporation (the “Company”), is soliciting your proxy to vote your shares at the Company’s 2022 Annual Meeting of Stockholders, or the meeting, to be held on June 2, 2022 at 10:00 a.m., Eastern Time. The meeting will be held entirely online due to the public health impact of the Coronavirus (COVID-19) outbreak and to support the health and well-being of our stockholders, employees and directors. Stockholders of record as of April 7, 2022 will be able to attend and participate in the meeting online by accessing www.virtualshareholdermeeting.com/COHN2022 and using the log in instructions described below. Even if you plan to attend the meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the meeting online.
This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares. On or about April 14, 2022, paper copies of our proxy materials will have been mailed to our stockholders who directly own shares of our common stock and our voting preferred stock (known as “record holders”) as of the close of business on April 7, 2022. In addition, on or about April 14, 2022, the Notice of Internet Availability of Proxy Materials (the “Notice”), containing instructions on how to access this proxy statement and our 2021 annual report and how to vote over the Internet will have been mailed to all of our other stockholders as of the close of business on April 7, 2022.
Notice of Electronic Availability of Proxy Statement and Annual Report
As permitted by SEC rules, the Company is making this proxy statement and its annual report available to its stockholders electronically via the Internet. On or about April 14, 2022, we will have mailed to our stockholders (other than record holders) the Notice, which contains instructions on how to access this proxy statement and our 2021 annual report and how to vote online. If you received the Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in our proxy statement and our 2021 annual report over the Internet. The Notice also instructs you on how you may submit your proxy over the Internet. If you received the Notice by mail and would like to receive a printed copy of our proxy materials and our 2021 annual report, you should follow the instructions for requesting such materials contained in the Notice.
Who May Vote
Only holders of record of shares of our common stock, par value $0.01 per share (“common stock”), our Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share (“Series E Preferred Stock”), and/or our Series F Voting Non-Convertible Preferred Stock, par value $0.001 per share (“Series F Preferred Stock”), at the close of business on April 7, 2022, the record date for the meeting (the “record date”), are entitled to receive notice of, and to vote at, the meeting or any adjournment or postponement thereof. Each stockholder of record as of the close of business on the record date is entitled to one vote on each matter properly brought before the meeting for (i) each share of common stock held by such stockholder as of such time, (ii) every ten shares of Series E Preferred Stock held by such stockholder as of such time, and (iii) every ten shares of Series F Preferred Stock held by such stockholder as of such time.
How You May Vote
You may vote using any of the following methods:

VOTE BY MAIL;
If you have received your proxy materials by mail, you may vote by marking, signing and dating the attached proxy card and returning it in the postage-paid envelope that we have provided. The named proxies will vote your shares according to your directions. If you sign and submit the proxy card, which is attached to this proxy statement, without indicating your vote, the named proxies will vote your shares in favor of the Company’s nominees named in this proxy statement and in favor of all other proposals.
VOTE BY TELEPHONE OR OVER THE INTERNET; or
You may authorize a proxy by telephone by following the instructions in the attached proxy card, or over the Internet by following the instructions in the Notice. If you hold shares of the Company’s common stock, Series E Preferred Stock and/or Series F Preferred Stock in “street name,” please refer to the voting instruction form used by your broker, bank or nominee to see if you may submit voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you do not need to return the proxy card to the Company by mail.
VOTE BY ATTENDING THE ANNUAL MEETING OVER THE INTERNET.
The meeting will be held entirely online due to the public health impact of the Coronavirus (COVID-19) outbreak and to support the health and well-being of our stockholders, employees and directors. Stockholders of record as of April 7, 2022 will be able to attend and participate in the meeting online by accessing www.virtualshareholdermeeting.com/COHN2022 and using the log in instructions described below. Even if you plan to attend the meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the meeting online.
Access to the Audio Webcast of the Annual Meeting.   The live audio webcast of the meeting will begin promptly at 10:00 a.m., Eastern Time, on June 2, 2022. Online access to the audio webcast will open approximately thirty minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.
Log in Instructions.   To attend the meeting, log in at www.virtualshareholdermeeting.com/COHN2022. Stockholders will need their unique 16-digit control number, which appears on the Notice and the proxy card sent to them. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number and gain access to the meeting. If, for any reason, you are unable to locate your control number, you will still be able to join the virtual meeting as a guest by accessing www.virtualshareholdermeeting.com/COHN2022 and following the guest log in instructions; if you log into the meeting as a guest, however, you will not be able to vote or ask questions at the meeting.
Submitting Questions at the Virtual Annual Meeting.   As part of the meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
Technical Assistance.   Beginning 30 minutes prior to the start of and during the meeting, we will have support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, call our support team at the telephone number posted on www.virtualshareholdermeeting.com/COHN2022.
Availability of Live Webcast to Team Members and Other Constituents.   The live audio webcast will be available to not only our stockholders but also to other constituents. Such constituents will be able to attend the online platform for the meeting by accessing www.virtualshareholdermeeting.com/COHN2022 and following the guest log in instructions; they will not, however, be able to vote or ask questions at the meeting.
Submitting and Revoking Proxies
We encourage stockholders to submit their proxies in advance of the meeting. Voting by proxy in advance of the meeting will in no way limit your right to attend and vote at the meeting if you attend the meeting online. If you are a record holder and have given a proxy to vote your shares, then you may revoke your proxy at any time before it is exercised by: (i) giving written notice of revocation no later than the commencement of the meeting to our Secretary, Dennis Crilly, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104; (ii) delivering no later than the commencement of the meeting a properly executed, later-dated proxy to our Secretary, Dennis Crilly, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104; or (iii) voting online at the meeting.
If your shares are held in “street name” by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to submit, change or revoke your voting instructions.
Beneficial Owners
As a beneficial owner, you are also invited to attend the meeting online at www.virtualshareholdermeeting.com/COHN2022, and you may use your 16-digit control number to vote your shares at the meeting.
Obligation to Nominate Daniel G. Cohen
The Board has a contractual obligation to recommend to the Company’s stockholders the election of Daniel G. Cohen, the current Chairman of the Board, to the Board at the meeting. See Proposal One — Election of Directors, “Rights of Certain Stockholders to Nominate Directors” below.
How Shares Will be Voted
The named proxies will vote in accordance with your instructions on the matters set forth below and will vote upon any other business that may properly come before the meeting in their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If you are a holder of record of shares of our common stock, Series E Preferred Stock and/or Series F Preferred Stock and you return a properly executed proxy, but do not provide instructions as to one or more matters, the persons named as proxies intend to cast all of the votes you are entitled to cast: (i) FOR the election to the Board of Daniel G. Cohen, G. Steven Dawson, Jack J. DiMaio, Jr., Jack Haraburda and Diana Louise Liberto, the Company’s nominees for directorship positions at the meeting; (ii) FOR the approval of Amendment No. 2 to the Cohen & Company Inc. 2020 Long-Term Incentive Plan, as amended (the “2020 Long-Term Incentive Plan”), to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 1,200,000 shares to 1,900,000 shares; (iii) FOR the approval of the compensation of the Company’s named executive officers; and (iv) FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. Other than the matters set forth in this proxy statement and any procedural matters relating to the matters set forth herein, we are not aware of any other nominees for election as directors or other business that may properly be brought before the meeting.
Quorum
The presence, in person or represented by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting is necessary to constitute a quorum at the meeting. As of the record date, there were 1,548,385 shares of common stock outstanding and entitled to vote at the meeting, 4,983,557 shares of Series E Preferred Stock outstanding and entitled to vote at the meeting and 22,429,541 shares of Series F Preferred Stock outstanding and entitled to vote at the meeting. The common stock, the Series E Preferred Stock and Series F Preferred Stock vote together on all matters. Pursuant to the Second Articles of Amendment and Restatement of the Company, each stockholder of record as of the close of business on the record date is entitled to one vote on each matter properly brought before the meeting for (i) each share of common stock held by such stockholder as of such time, (ii) every ten shares of Series E Preferred Stock held by such stockholder as of such time, and (iii) every ten shares of Series F Preferred Stock held by such stockholder as of such time.

If a quorum is not present at the meeting, the stockholders present in person or represented by proxy have, or the presiding officer at the meeting has, the power to adjourn the meeting until a quorum is present or represented. Under Maryland law, the presiding officer at the meeting also has the power to adjourn the meeting for any reason, regardless of whether a quorum is present.
Required Vote to Approve Each Proposal
For Proposal One (the election of five directors to the Board), the five nominees receiving a plurality of the votes cast (that is, the five nominees receiving the greatest number of votes) will be elected to the Board. A proxy marked “withhold” with respect to the election of a director will not be voted as to the director indicated, but will be counted for purposes of determining whether there is a quorum at the meeting.
In order to be approved, Proposals Two (the approval of Amendment No. 2 to the 2020 Long-Term Incentive Plan), Three (advisory vote on executive compensation), and Four (the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022) each requires the affirmative vote of the majority of all of the votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.
Abstentions and Broker Non-Votes
For purposes of Proposals One (the election of directors), Two (the approval of Amendment No. 2 to the 2020 Long-Term Incentive Plan), Three (advisory vote on executive compensation), and Four (the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022) and the approval of any other matters properly presented at the meeting, abstentions (except with respect to Proposal Two) and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum at the meeting. With respect to Proposal Two, abstentions will be counted as votes cast and will have the same effect as “Against” votes. A “broker non-vote” results when a broker, bank or other nominee properly executes and returns a proxy but indicates that the nominee is not voting with respect to a particular matter because the nominee has not received voting instructions from the beneficial owner. With respect to Proposal Four (the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022), we do not expect any broker non-votes because Proposal Four is a “routine” matter and your broker will be permitted to vote your shares in its discretion on Proposal Four, if you do not instruct your broker on how to vote your shares on Proposal Four.
How Brokers and Nominees May Vote Your Shares
The NYSE American Exchange has rules that govern brokers who have record ownership of listed company stock held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain discretionary matters but do not have discretion to vote uninstructed shares as to certain other non-discretionary matters. A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker’s inability to vote with respect to the non-discretionary matters with respect to which the broker has not received instructions from the beneficial owner is referred to as a “broker non-vote.” Brokerage firms or other nominees may not vote your shares with respect to matters that are not “routine” under the rules that guide how most brokers vote your stock.
Proposals One (the election of directors), Two (the approval of Amendment No. 2 to the 2020 Long-Term Incentive Plan), and Three (advisory vote on executive compensation), are not “routine” matters. Accordingly, brokerage firms or other nominees may not vote your shares with respect to such proposals without specific instructions from you as to how your shares are to be voted.
Proposal Four (the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022) is a “routine” matter and, therefore, brokerage firms and other nominees will have discretion to vote shares with respect to such proposal without specific instructions from you as to how your shares are to be voted.
Shares Owned by Directors and Officers
As of the record date, our executive officers and directors directly own, in the aggregate, shares of the Company’s securities representing approximately 74.17% of the votes entitled to be cast at the meeting, and intend to vote (i) FOR the election to the Board of Messrs. Cohen, Dawson, DiMaio and Haraburda and Ms. Liberto, the Company’s nominees for directorship positions at the meeting; (ii) FOR the approval of Amendment No. 2 to the 2020 Long-Term Incentive Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 1,200,000 shares to 1,900,000 shares; (iii) FOR the approval of the compensation of the Company’s named executive officers; and (iv) FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. Based on the foregoing, (i) the election to the Board of Messrs. Cohen, Dawson, DiMaio and Haraburda and Ms. Liberto, the Company’s nominees for directorship positions at the meeting; (ii) the approval of Amendment No. 2 to the 2020 Long-Term Incentive Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 1,200,000 shares to 1,900,000 shares; (iii) the approval of the compensation of the Company’s named executive officers; and (iv) the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, are all assured.
No Appraisal Rights
None of the Proposals, if approved, entitle stockholders to appraisal rights under Maryland law or our charter documents.
Other Information to Review Before Voting
This proxy statement and our 2021 Annual Report on Form 10-K are both available on our website at http://www.cohenandcompany.com.
Householding of Proxy Material
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” can result in cost savings. A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice will be delivered to multiple stockholders who share an address unless we received contrary instructions from the impacted stockholders prior to the mailing date. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the Notice, our annual report, proxy statement and other proxy materials, please notify your broker or direct your request in writing or by phone to our Secretary, Dennis Crilly, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104; phone: (215) 701-9555.
If you are a stockholder sharing an address with another stockholder who receives multiple copies of the proxy materials and wish to request “householding” of your communications, please contact us at the above address or telephone number.
Cost of Proxy Solicitation
All expenses in connection with our solicitation of proxies will be borne by us. In addition to solicitation by mail, proxies may be solicited on our behalf by our directors, officers or employees in person, by telephone, facsimile or by other electronic means. In accordance with SEC regulations and the rules of the NYSE American Stock Exchange, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in connection with mailing proxies and proxy materials and soliciting proxies from the beneficial owners of our common stock, Series E Preferred Stock and Series F Preferred Stock.
Questions and Additional Copies
If you have any questions with respect to the Company or the matters described herein, or questions about how to submit your proxy, or if you need additional copies of this proxy statement or the attached proxy card, you should contact:
Cohen & Company Inc.
Cira Centre
2929 Arch Street, Suite 1703
Philadelphia, Pennsylvania 19104
Attn: Investor Relations
Phone: (215) 701-8952
Email: investorrelations@cohenandcompany.com

PROPOSAL ONE — ELECTION OF DIRECTORS
Pursuant to the Maryland General Corporation Law and our charter and Bylaws, our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors, based on the recommendation of its Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee”), has unanimously nominated all five of its current directors, Messrs. Cohen, Dawson, DiMaio and Haraburda and Ms. Liberto (each a “Director Nominee” and, collectively, the “Director Nominees”), for election as directors at the meeting, each to serve until our next annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or retirement. Our Nominating and Corporate Governance Committee knows of no reason why any of the Director Nominees would be unable or unwilling to serve on the Board of Directors, but if any Director Nominee should be unable or unwilling to serve, the named proxies will vote FOR the election of such other person for director as the Board of Directors, based on the recommendation of our Nominating and Corporate Governance Committee, may nominate in the place of such Director Nominee.
Names of the Director Nominees and Biographical Information; Qualifications
Daniel G. Cohen, age 52, has, since February 21, 2018, served as the Chairman of the Board of Directors and of the Board of Managers of the Company’s operating subsidiary, Cohen & Company, LLC, and has, since September 16, 2013, served as the President and Chief Executive of the Company’s European Business and as President, a director and the Chief Investment Officer of the Company’s indirect majority owned subsidiary, Cohen & Company Financial Limited (formerly known as EuroDekania Management Limited), an investment advisor and broker dealer that was formerly regulated by the Financial Conduct Authority and focused on the European capital markets. Mr. Cohen served as Vice Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC from September 16, 2013 to February 21, 2018. Mr. Cohen served as the Chief Executive Officer and Chief Investment Officer of the Company from December 16, 2009 to September 16, 2013 and as the Chairman of the Board of Directors from October 6, 2006 to September 16, 2013. Mr. Cohen served as the executive Chairman of the Company from October 18, 2006 to December 16, 2009. In addition, Mr. Cohen served as the Chairman of the Board of Managers of Cohen & Company, LLC from 2001 to September 16, 2013, as the Chief Investment Officer of Cohen & Company, LLC from October 2008 to September 16, 2013, and as Chief Executive Officer of Cohen & Company, LLC from December 16, 2009 to September 16, 2013. Mr. Cohen served as the Chairman and Chief Executive Officer of J.V.B. Financial Group, LLC (formerly C&Co/PrinceRidge Partners LLC), the Company’s indirect broker dealer subsidiary (“JVB”), from July 19, 2012 to September 16, 2013. Mr. Cohen has served as the Chairman of the Board of FTAC Parnassus Acquisition Corp., a blank check company that will seek to effect a business combination with one or more businesses, since December 2020. Since October 2020, Mr. Cohen has served as the Chairman of the Board of INSU Acquisition Corp. III (NASAQ: IIII), a blank check company that raised $250 million in its initial public offering in December 2020 (the “Insurance SPAC III”), and he has served as the Chairman of the Board of INSU Acquisition Corp. IV, a blank check company that will seek to effect a business combination with one or more businesses, since November 2020. He has also served as the President and Chief Executive Officer of FTAC Hera Acquisition Corp., a blank check company that will seek to effect a business combination with one or more businesses, since January 2021, and as Chief Executive Officer of FinTech Acquisition Corp. VI, a blank check company that will seek to effect a business combination with one or more businesses, since November 2020. Previously, he served as the Chairman of the Board of the Insurance SPAC from December 2018 until the Insurance SPAC Merger in October 2020, and as the Chairman of the Board of the Insurance SPAC II from January 2019 until its merger with Metromile, Inc. in February 2021. He has been the Chairman of The Bancorp Inc. (“Bancorp”) (NASDAQ: TBBK) and Chairman of the Executive Committee of Bancorp’s board of directors since its inception in 1999. Mr. Cohen is Vice-Chairman of Bancorp Bank’s board of directors and Chairman of its Executive Committee. He had previously been Chairman of Bancorp Bank’s board of directors from September 2000 to November 2003 and, from July 2000 to September 2000, had been Bancorp Bank’s Chief Executive Officer. Mr. Cohen has served as the Chief Executive Officer of FinTech Acquisition Corp. IV (NASDAQ: FTIV), a blank check company which raised $230.0 million in its initial public offering in September 2020, since May 2019, and FinTech Acquisition Corp. V, a blank check company which raised $250.0 million in its initial public offering in December 2020, since October 2020. Mr. Cohen previously served as a director and Chief Executive Officer of FinTech Acquisition Corp. II, a blank check company which raised $175.0 million in its initial public offering in

January 2017 and completed its initial business combination when it acquired Intermex Holdings II in July 2018, from May 2015 until July 2018, and as Chief Executive Officer of FinTech Acquisition Corp. III, a blank check company which raised $345.0 million in its initial public offering in November 2018 and completed its initial business combination with Paya, Inc. in October 2020, from March 2017 to October 2020. He previously served as a director of FinTech Acquisition Corp. (“FinTech I”), a former blank check company which raised $100.0 million in its initial public offering in February 2015, from November 2013 until July 2016, as FinTech I’s President and Chief Executive Officer from August 2014 until July 2016, and as FinTech I’s Executive Vice President from July 2014 through August 2014. He also previously served as Chief Executive Officer of RAIT Financial Trust (“RAIT”) from December 2006, when it merged with Taberna Realty Finance Trust (“Taberna”), to February 2009, and served as a trustee from the date RAIT acquired Taberna until his resignation from that position in February 2010. Mr. Cohen was Chairman of the board of trustees of Taberna from its inception in March 2005 until its December 2006 acquisition by RAIT, and its Chief Executive Officer from March 2005 to December 2006. Mr. Cohen served as a director of Star Asia, a joint venture investing in Asian commercial real estate, from February 2007 to February 2014 and as a director of Muni Funding Company of America, LLC, a company investing in middle-market non-profit organizations, from April 2007 to June 2011. Mr. Cohen is a member of the Academy of the University of Pennsylvania, a member of the Visiting Committees for the Humanities and a member of the Paris Center of the University of Chicago. Mr. Cohen is also a Trustee of the List College.
G. Steven Dawson, age 64, has served as our director since January 11, 2005. Mr. Dawson also serves as a member of the Nominating and Corporate Governance Committee, as chairman of the Audit Committee, and as a member of the Compensation Committee of the Board of Directors (the “Compensation Committee”). Mr. Dawson was previously a member of the compensation committee and nominating and corporate governance committee for Sunset, and was also the Chairman of Sunset’s special committee in connection with Sunset’s merger with Alesco Financial Trust. Mr. Dawson is a private investor and, in addition to his current board activities noted above, he has, from time to time, served on the boards of numerous other public and private companies. He currently serves on the board of directors of Medical Properties Trust (NYSE: MPW), a Birmingham, Alabama-based real estate investment trust (“REIT”) specializing in the ownership of acute care facilities and related medical properties worldwide (Chairman of the audit committee and member of the investment committee) and American Campus Communities (NYSE: ACC), an Austin, Texas-based equity REIT focused on U.S. student housing (Chairman of the audit committee and member of the compensation committee). In addition, Mr. Dawson serves as the chairman of the board of Trustees of Nova Net Lease REIT (CSE: NNL-U.CN), a Canadian Trust with specialty industrial real estate investments in the U.S., and does not serve on any committees for this company. From 1990 to 2003, Mr. Dawson served as Chief Financial Officer of Camden Property Trust and its predecessors, a multi-family REIT based in Houston with apartment operations, construction and development activities throughout the United States.
Jack J. DiMaio, Jr., age 55, has, since February 21, 2018, served as the Vice Chairman of the Board of Directors and of Cohen & Company, LLC and, from September 24, 2013 until February 21, 2018, Mr. DiMaio served as the Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC. Mr. DiMaio is the founder and Chief Executive Officer of the Mead Park group of companies and has served in this capacity since September 2011. Prior to founding Mead Park, Mr. DiMaio was a Managing Director and Global Head of Interest Rate, Credit and Currency Trading of Morgan Stanley, and served in this capacity from September 2009 to August 2011. In addition, Mr. DiMaio served as a member of Morgan Stanley’s Management Committee during his tenure at the firm. Prior to joining Morgan Stanley, Mr. DiMaio co-founded DiMaio Ahmad Capital LLC, a New York-based asset manager specializing in credit markets, and served as the Chief Executive Officer and Managing Partner from February 2005 to August 2009. Before founding DiMaio Ahmad Capital LLC, Mr. DiMaio was a Managing Director and Head of the Diversified Credit Hedge Fund Group at Credit Suisse Alternative Capital, Inc. from March 2004 to February 2005. Prior to that time, Mr. DiMaio was the Chief Executive Officer of Alternative Investments at Credit Suisse Asset Management. In addition, Mr. DiMaio was an Executive Board Member of Credit Suisse Securities (USA), Inc. and of Credit Suisse Asset Management. Mr. DiMaio joined Credit Suisse in 1989, and, after completing its sales and trading program, he joined Credit Suisse’s credit research group. In 1990, Mr. DiMaio joined the Credit Suisse corporate bond trading desk where he was appointed Head Trader in 1995 and the Department Head in 1996. At the end of 1997, Mr. DiMaio was appointed Head of Credit Suisse Global Credit Trading. In 2000, Mr. DiMaio was responsible for Credit Suisse’s entire

Global Credit Products Cluster and was named Head of Fixed Income Division North America. Mr. DiMaio holds a B.S. in Finance from New York Institute of Technology.
Jack Haraburda, age 83, has served as our director, a member of the Nominating and Corporate Governance Committee (except for a seven month period in 2010) and the Chairman of the Compensation Committee since October 6, 2006. Mr. Haraburda served as a trustee and Chairman of the compensation committee of AFT’s board of trustees from January 2006 until Sunset’s merger with AFT. Mr. Haraburda is the managing partner of CJH Securities Information Group, a professional coaching business. Mr. Haraburda served as managing director for the Philadelphia Complex of Merrill Lynch, Pierce, Fenner & Smith Incorporated from 2003 to 2005. He has also served in various positions at Merrill Lynch from 1984 until 2003, including as managing director of Merrill Lynch’s Princeton Complex, resident Vice President of Merrill Lynch’s Philadelphia Main Line Complex, marketing director and national sales manager of Merrill Lynch Life Agency and Chairman of Merrill Lynch Metals Company. From 1980 to 1984, he was managing director of Comark Securities, a government securities dealer. From 1968 until 1980, he served as a financial advisor, national sales manager for the Commodity Division, manager of the Atlanta Commodity Office and the Bala Cynwyd office of Merrill Lynch.
Diana Louise Liberto, Esq., age 64, has served as our director since December 21, 2015, and has served Chair of the Nominating and Corporate Governance Committee, as a member of the Audit Committee and as a member of the Compensation Committee since June 2018. Ms. Liberto is a graduate of the Rutgers University School of Law, having earned a Juris Doctor degree with honors. After clerking for a United States District Court Judge from September 1991 to September 1992, Ms. Liberto worked with a law firm in Philadelphia, Pennsylvania. Ms. Liberto then joined the office of the General Counsel of Wal-Mart Stores, Inc., serving in various capacities from 2004 until October 2015, including an interim assignment in Wal-Mart India. From October 2015 to April 2018, Ms. Liberto served as the Chief Executive Officer of WalkMyMind, Inc., a corporate and personal wellness company headquartered in Philadelphia, Pennsylvania. Since April 2018, Ms. Liberto has served as President and Chief Executive Officer and Chair of the Board of Directors of WalkMyMind, Inc. and its parent holding company, WMM Holding Co., LLC. Ms. Liberto serves on the advisory board of J3Personica, a medical education selection and assessment startup company.
When determining whether it is appropriate to re-nominate a current director to continue on the Board of Directors, the Board focuses primarily on the information provided in each of the director’s individual biographies set forth above and its knowledge of the character and strengths of the sitting directors. With respect to Mr. Cohen, the Company considered his years of executive leadership with Cohen & Company, LLC as well as other companies, his extensive investment experience and his expertise in strategic planning and business expansion. With regard to Mr. Dawson, the Company considered his experience as a director of the Company and its predecessors as well as his prior experience as the Chief Financial Officer of a public company and as an independent director for other public companies. With regard to Mr. DiMaio, the Company considered his significant experience in the financial services industry, including serving in management positions of other financial institutions, and his unique perspective with respect to corporate strategy and business development. With regard to Mr. Haraburda, the Company considered his experience as a director of the Company and its predecessors as well as his extensive knowledge of the securities industry. With regard to Ms. Liberto, the Company considered her legal background and knowledge of corporate governance matters.
Rights of Certain Stockholders to Nominate Directors
On May 9, 2013, the Company entered into a Securities Purchase Agreement (the “CBF Purchase Agreement”) regarding a strategic investment in the Company by Cohen Bros. Financial, LLC, of which Daniel G. Cohen, Chairman of the Company’s Board of Directors and Cohen & Company, LLC’s Board of Managers and President and Chief Executive of the Company’s European operations, is the sole member (“CBF”). Pursuant to the CBF Purchase Agreement, the Company agreed, among other things, that at any meeting at which the Company’s stockholders may vote for the election of directors, for so long as CBF and certain of its affiliates collectively own 10% or more of the Company’s outstanding common stock (as calculated under the CBF Purchase Agreement), CBF may designate one individual to stand for election at such meeting.

In accordance with the CBF Purchase Agreement, the Company has nominated Daniel G. Cohen to stand for election to the Board at the meeting and the Board is (a) recommending to the Company’s stockholders the election of Mr. Cohen at the meeting, and (b) soliciting proxies for Mr. Cohen in connection with the meeting to the same extent as it is soliciting proxies for the other Director Nominees.
Legal Proceedings
None of our directors or executive officers has been involved in any events enumerated under Item 401(f) of Regulation S-K during the past ten years that are material to an evaluation of the ability or integrity of such persons to be our directors or executive officers.
No material proceedings exist in which any of our directors or executive officers is an adverse party to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.
Family Relationships
There is no family relationship between any of our directors or executive officers.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE FIVE DIRECTOR NOMINEES RECOMMENDED BY THE BOARD OF DIRECTORS’ NOMINATING AND CORPORATE GOVERNANCE COMMITTEE AND UNANIMOUSLY APPROVED FOR NOMINATION BY THE BOARD OF DIRECTORS. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR EACH OF THE FIVE DIRECTOR NOMINEES.

PROPOSAL TWO — APPROVAL OF AMENDMENT NO. 2 TO
THE COHEN & COMPANY INC. 2020 LONG-TERM INCENTIVE PLAN
This section of this proxy statement is a summary of the material provisions of the Cohen & Company Inc. 2020 Long-Term Incentive Plan, as amended (the “2020 Long-Term Incentive Plan”), and as proposed to be amended by Amendment No. 2 to the 2020 Long-Term Incentive Plan (“Amendment No. 2”). Copies of the 2020 Long-Term Incentive Plan and Amendment No. 1 thereto, as well as the proposed Amendment No. 2 thereto, are attached to this proxy statement as Annex A. Because the description below is a summary, it does not contain all of the information about the 2020 Long-Term Incentive Plan, as it is proposed to be amended, that may be important to you. You should refer to the full text of the 2020 Long-Term Incentive Plan and Amendments No. 1 and 2, which are attached hereto as Annex A and are hereby incorporated by reference into this proxy statement, for details of the terms of the 2020 Long-Term Incentive Plan and Amendment s No. 1 and 2.
General
On April 7, 2020, the Board of Directors of the Company adopted the 2020 Long-Term Incentive Plan.
On April 1, 2021 and June 9, 2021, the Board of Directors and the Company Stockholders, respectively, approved Amendment No. 1 to the 2020 Long-Term Incentive Plan, which increased the maximum number of shares of common stock available for issuance under the 2020 Long-Term Incentive Plan from 600,000 shares of common stock to 1,200,000 shares of common stock.
On March 28, 2022, the Board of Directors approved Amendment No. 2, which increases, subject to stockholder approval, the maximum number of shares of common stock available for issuance under the 2020 Long-Term Incentive Plan, as amended, from 1,200,000 shares of common stock to 1,900,000 shares of common stock. If stockholder approval is not received at the meeting, the increase in the number of authorized shares available for issuance under the 2020 Long-Term Incentive Plan will not be implemented.
The 2020 Long-Term Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”) or qualified under Section 401(a) of the Code. All expenses associated with the 2020 Long-Term Incentive Plan are borne by the Company. The 2020 Long-Term Incentive Plan is not generally subject to ERISA as it is neither an employee welfare benefit plan nor an employee pension benefit plan.
Purpose
The purpose of the 2020 Long-Term Incentive Plan is to attract key employees, directors, officers, advisors and consultants and to induce them to remain with us and our subsidiaries and encourage them to increase their efforts to make our business more successful, whether directly or through our subsidiaries or other affiliates. In furtherance of these objectives, the 2020 Long-Term Incentive Plan is designed to provide equity-based incentives to such persons in the form of options (including stock appreciation rights), restricted stock, restricted stock units, dividend equivalent rights and other forms of equity based awards as contemplated by the 2020 Long-Term Incentive Plan (collectively, “Awards”), with eligibility for such Awards determined by the Compensation Committee.
Duration; Termination
The 2020 Long-Term Incentive Plan terminates on, and no Award will be granted under the 2020 Long-Term Incentive Plan on or after, April 7, 2030; provided, however, that the Board of Directors may, at any time prior to that date, terminate the 2020 Long-Term Incentive Plan.
Administration
Except as described below, the 2020 Long-Term Incentive Plan is administered by the Compensation Committee, which consists of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a “non-employee director” under Rule 16b-3 and qualify as an outside director under Section 162(m) of the Code. If, at any time during the term of the 2020 Long-Term Incentive Plan, the Compensation Committee does not exist, the functions of the Compensation Committee will be exercised by the Board of Directors. No member of the Compensation Committee may act as to matters under the 2020 Long-Term Incentive Plan specifically relating to such member, and grants of Awards to a member of the Compensation Committee will be made and administered by the Board of Directors rather than the Compensation Committee. Where this summary of the 2020 Long-Term Incentive Plan hereafter refers to the “Compensation Committee,” it is intended to refer to the Board of Directors in those instances where the Board of Directors rather than the Compensation Committee is responsible for the administration of the 2020 Long-Term Incentive Plan.
The Compensation Committee has the full authority to administer and interpret the 2020 Long-Term Incentive Plan, to authorize the granting of Awards, to determine the eligibility of key employees, directors, officers, advisors, consultants and other personnel of the Company and its subsidiaries to receive Awards, to determine the number of shares of common stock to be covered by each Award (subject to the individual participant limitations provided in the 2020 Long-Term Incentive Plan), to determine the terms, provisions and conditions of each Award (which may not be inconsistent with the terms of the 2020 Long-Term Incentive Plan), to prescribe the form of instruments evidencing Awards and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the 2020 Long-Term Incentive Plan or the administration or interpretation thereof. The interpretation by the Compensation Committee of any provisions of the 2020 Long-Term Incentive Plan or an Award granted under the 2020 Long-Term Incentive Plan will be final, conclusive and binding.
Eligibility and Types of Awards
Eligibility for Awards under the 2020 Long-Term Incentive Plan is determined by the Compensation Committee. Key employees, directors, officers, advisors, consultants and other personnel of the Company and its subsidiaries and other persons who are expected to provide significant services to the Company or its subsidiaries, including Cohen & Company, LLC, any joint venture affiliate of the Company or its subsidiaries and employees of such persons (each a “Participant”) are eligible to be granted Awards under the 2020 Long-Term Incentive Plan.
All directors and employees of the Company or its affiliates are eligible to receive awards under the 2020 Long-Term Incentive Plan, including the Company’s named executive officers, Lester R. Brafman, Daniel G. Cohen and Joseph W. Pooler, Jr. As of April 7, 2022, all of our directors (five persons), executive officers (three persons) and employees of the Company and its affiliates (approximately 116 persons) were eligible to participate in the 2020 Long-Term Incentive Plan.
New Plan Benefits
Because the grant of awards under the 2020 Long-Term Incentive Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in 2020 Long-Term Incentive Plan. See “Executive Compensation — Compensation of Executive Officers, Outstanding Equity Awards at Fiscal Year-End 2021 and Compensation of Directors,” which provides information on the equity awards granted to the named executive officers in 2021 under the 2020 Long-Term Incentive Plan.
Available Shares
If Amendment No. 2 to the 2020 Long-Term Incentive Plan is approved at our 2022 annual meeting of stockholders, the total number of shares of common stock awarded under the 2020 Long-Term Incentive Plan, subject to adjustment upon certain corporate transactions or events, may not, in the aggregate, be greater than 1,900,000. Currently, the 2020 Long-Term Incentive Plan authorizes the issuance of up to 1,200,000 shares of our common stock. As of April 7, 2022, of the 1,200,000 shares of the Company’s common stock authorized for issuance under the 2020 Long-Term Incentive Plan, there were 160,924 shares available for issuance under the 2020 Long-Term Incentive Plan.
As of April 7, 2022, the per share price of the Company’s common stock was $16.49, as reported by the NYSE American.

If an option or other Award granted under the 2020 Long-Term Incentive Plan expires or terminates, the shares subject to any portion of the Award that expires or terminates without having been exercised or paid, as the case may be, will again become available for the issuance under the 2020 Long-Term Incentive Plan. Unless previously terminated by the Board of Directors, no new Award may be granted under the 2020 Long-Term Incentive Plan after April 7, 2030.
Awards Under Our 2020 Long-Term Incentive Plan
Stock Options
Options with respect to an aggregate of no more than 1,200,000 shares of our common stock may be granted under the Plan, which number of shares would increase to 1,900,000 if Amendment No. 2 to the Plan is approved by our stockholders.
The terms of specific options, including whether options constitute “incentive stock options” for purposes of Section 422(b) of the Code, will be determined by the Compensation Committee. The exercise price of an option will also be determined by the Compensation Committee and reflected in the applicable Award agreement. The exercise price for each option will be not less than 100% of the Fair Market Value (as defined in the 2020 Long-Term Incentive Plan) of the underlying stock on the day the option is granted. In the case of an incentive stock option granted to a 10% stockholder, the exercise price may not be lower than 110% of the Fair Market Value of the common stock on the date of grant. Options will be exercisable at such times and subject to such terms as determined by the Compensation Committee. Each option will be exercisable after the period or periods specified in the applicable Award agreement, which will generally not exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder, if permitted under the 2020 Long-Term Incentive Plan). An option must be exercised by the holder thereof by written notice (in the form prescribed by the Compensation Committee) to the Company or its designee specifying the number of shares to be purchased.
Except as may otherwise be provided in the applicable Award agreement, if a Participant’s employment is terminated by the Company without cause, or because of the retirement, disability or death of the Participant, the 2020 Long-Term Incentive Plan provides for limited periods of time in which certain options may be exercised and any options that are not exercised will be forfeited. Subject to the provisions of the applicable Award agreement, if the Participant’s employment is terminated for cause, all of the Participant’s vested and unvested options will immediately be forfeited.
Each option granted under the 2020 Long-Term Incentive Plan is nontransferable by the optionee except by will or the laws of descent and distribution of the state wherein the optionee is domiciled at the time of the optionee’s death; provided, however, that the Compensation Committee may (but need not) permit other transfers, where it concludes that such transferability (i) does not result in accelerated U.S. federal income taxation, (ii) does not cause any option intended to be an incentive stock option to fail to be described in Section 422(b) of the Code, (iii) complies with applicable law, including securities laws, and (iv) is otherwise appropriate and desirable. The Compensation Committee may also grant “stock appreciation rights” as part of (or as the exclusive way to exercise) an option.
The Compensation Committee will determine the time or times at which an option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which, payment of the option price with respect thereto may be made or deemed to have been made (including, without limitation, by cash, loans or third-party sale programs, or by the tender of previously-owned shares). An individual who holds an option granted under the 2020 Long-Term Incentive Plan will have none of the rights of a stockholder with respect to the shares which are the subject of that option unless and until those shares are issued and outstanding as a result of the exercise of the option.
Restricted Stock
An award of restricted stock is an award of common stock that is subject to restrictions on sale, transferability and such other restrictions, if any, as the Compensation Committee may impose at the date of grant. Grants of restricted stock will be subject to vesting schedules as determined by the Compensation Committee. Restrictions on the shares will lapse in accordance with the terms of the applicable Award agreement, as determined by the Compensation Committee. The restrictions on the shares of common stock may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the Compensation Committee may determine. Except to the extent restricted under the award agreement relating to the restricted stock, a participant granted restricted stock has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive dividends on the restricted stock. Cash dividends on shares of restricted stock will, unless otherwise provided by the Compensation Committee, be held by the Company until the period of forfeiture in relation to the shares has lapsed. Such dividends will be forfeited if the underlying shares are forfeited. If the shares are not forfeited, the dividends will be paid over to the Participant as soon as practicable after the period of forfeiture has lapsed.
Except as may be provided in an applicable Award agreement, if, during the forfeiture period in relation to a Participant’s restricted stock, the Participant’s employment is terminated by the Company without cause, or because of the retirement, disability or death of the Participant, or in the event of a Change in Control of the Company (as described in greater detail below), the restrictions on all of the Participant’s restricted stock will immediately lapse. Except as may otherwise be provided in an applicable Award agreement, if the Participant’s employment is terminated for cause, or the Participant terminates his or her employment, all of the Participant’s restricted stock that is still subject to restrictions will immediately be forfeited and, if the Participant paid any purchase price for the restricted stock, the Company will pay the Participant the lower of that price or the then market value of the stock on the date of termination.
Restricted Stock Units
Restricted stock units will vest as provided in the applicable award agreement. A restricted stock unit represents a future right to receive the Fair Market Value of a share of the Company’s common stock, or, if provided by the Compensation Committee, the right to receive the Fair Market Value of a share of common stock in excess of a base value established by the Compensation Committee at the time of grant. Each restricted stock unit will generally be settled by the transfer of one share of the Company’s common stock. The Compensation Committee may allow the Company, or the Participant, to elect that restricted stock units be settled by the transfer of cash or shares of the Company’s common stock. Generally, the settlement date for restricted stock units will be the first day of the month following the month in which the restricted stock units vest. The Compensation Committee may, in its discretion and under certain circumstances, permit a Participant to receive, as settlement of restricted stock units, installments over a period not to exceed 10 years. In addition, the Compensation Committee may establish a program under which distributions with respect to restricted stock units may be deferred for additional periods, any such deferrals may be subject to Section 409A of the Code.
Rights to payments with respect to restricted stock units are generally not subject to alienation, transfer, assignment, pledge or garnishment. Restricted stock units do not give the holder thereof any rights with respect to common stock or any ownership interest in the Company. Except as may be provided in accordance the 2020 Long-Term Incentive Plan, the holder of a restricted stock unit will not have any voting, dividend or derivative or other similar rights with respect to the restricted stock unit.
Dividend Equivalents
A dividend equivalent is a right to receive (or have credited) the equivalent value of regular cash dividends declared on common stock otherwise subject to an Award. The Compensation Committee may provide that amounts payable with respect to dividend equivalents will be converted into cash or additional common stock. The Compensation Committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate. The Compensation Committee may establish a program under which amounts payable in respect of dividend equivalents may be deferred; any such deferrals may be subject to Section 409A of the Code.
Other Equity-Based Awards
The 2020 Long-Term Incentive Plan authorizes the granting of other Awards based upon the common stock of the Company (including the grant of securities convertible into common stock and stock appreciation rights) and interests (which may be expressed as units or otherwise) in subsidiaries, as applicable.

Special Rules Upon Reorganizations, Changes in Control, Etc.
If the Company is involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of substantially all of the assets or stock of the Company or a transaction similar thereto, or upon certain changes in capital structure and other similar events, the Compensation Committee may make related adjustments in its discretion to outstanding Awards and various 2020 Long-Term Incentive Plan provisions (including, without limitation, to the number and kind of shares available under the 2020 Long-Term Incentive Plan).
As noted above, subject to the provisions of the applicable award agreement, in the event of a Change in Control, then restrictions under the 2020 Long-Term Incentive Plan will immediately lapse on all restricted stock granted to the applicable grantee.
Without limiting the foregoing, upon a “Change in Control” of the Company (as defined in the 2020 Long-Term Incentive Plan), the Compensation Committee may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change in Control, but only if the Compensation Committee determines that the adjustments do not have an adverse economic impact on the Participants (as determined at the time of the adjustments).
Amendments
The Board of Directors may amend the 2020 Long-Term Incentive Plan as it deems advisable, except that it may not amend the 2020 Long-Term Incentive Plan in any way that would adversely affect a Participant with respect to an Award previously granted unless the amendment is required in order to comply with applicable laws; provided, however, that the 2020 Long-Term Incentive Plan may not be amended without stockholder approval in any case in which amendment in the absence of stockholder approval would cause the 2020 Long-Term Incentive Plan to fail to comply with any applicable legal requirement or applicable exchange or similar rule.
Certain U.S. Federal Income Tax Consequences
This tax discussion is a general description of certain expected federal income tax results under current law, and all affected individuals should consult their own advisors if they wish any further details or have specific questions.
Non-Qualified Stock Options
No income will be recognized by an option holder at the time a non-qualified stock option is granted. Ordinary income will generally be recognized by an option holder, however, at the time a non-qualified stock option is exercised in an amount equal to the excess of the Fair Market Value of the underlying common stock on the exercise date over the exercise price. This amount of income will be subject to income tax withholding and employment taxes. The Company will generally be entitled to a deduction for U.S. federal income tax purposes in the same amount as the amount included in ordinary income by the option holder with respect to his or her non-qualified stock option. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will generally be long-term or short-term capital gain depending on the holding period involved. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price of the non-qualified stock option and the amount included in income with respect to the option. Notwithstanding the foregoing, in the event that exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply.
Incentive Stock Options
In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to an option holder or a deduction for the Company. If an option holder disposes of the shares of common stock acquired upon the exercise of the incentive stock option on or after the later of (i) two years after the incentive stock option is granted and (ii) one year after the transfer of the shares to the option holder pursuant to exercise of the option the difference between the amount realized on such disposition and your basis in the shares will be taxed as capital gain or loss. The Company will not be entitled to a tax deduction. In addition, the option holder must be an employee of the Company or a qualified subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option. (Special rules apply in the case of the death of the option holder). However, the exercise of an incentive stock option (if the holding period rules described in this paragraph are satisfied) may subject the optionee to the alternative minimum tax.
If the holding period rules noted above are not satisfied, gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option will be characterized as ordinary income. This gain will be equal to the difference between the exercise price and the Fair Market Value of the shares at the time of exercise (special rules may apply to disqualifying dispositions where the amount realized is less than the value at exercise). The Company will generally be entitled to a deduction equal to the amount of such gain included by an option holder as ordinary income. Any excess of the amount realized upon such disposition over the fair market value at exercise will generally be long-term or short-term capital gain depending on the holding period involved. Notwithstanding the foregoing, if exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply. The current position of the Internal Revenue Service is that income tax withholding and employment taxes do not apply upon the exercise of an incentive stock option or upon any subsequent disposition, including a disqualifying disposition, of shares acquired pursuant to the exercise of the incentive stock option.
Restricted Stock
Unless a holder of restricted stock makes an “83(b) election” (as discussed below), there generally will be no tax consequences as a result of the grant of restricted stock until the restricted stock is no longer subject to a substantial risk of forfeiture or is transferable (free of the risk). Dividends paid on unvested shares, if retained by the grantee, will generally be treated as compensation income for U.S. federal income tax purposes (unless an 83(b) election has been made, as discussed below). Generally, when the restrictions are lifted, the holder will recognize ordinary income, and the Company will be entitled to a deduction equal to the difference between the fair market value of the stock at that time and the amount, if any, paid by the holder for the restricted stock. This amount of income will be subject to income tax withholding and employment taxes. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of the shares. In general terms, if a holder makes an 83(b) election (under Section 83(b) of the Code) upon the award of restricted stock, the holder will recognize ordinary income on the date of the award of restricted stock, and the Company will be entitled to a deduction equal to (a) the fair market value of the restricted stock as though the stock were (1) not subject to a substantial risk of forfeiture or (2) transferable, minus (b) the amount, if any, paid for the restricted stock. If an 83(b) election is made, there will generally be no tax consequences to the holder upon the lifting of restrictions, and all subsequent appreciation in the restricted stock generally would be eligible for capital gains treatment. In the event of a forfeiture after an 83(b) election is made, no deduction or loss will be available, other than with respect to amounts actually paid for the stock.
Restricted Stock Units
In general, a grantee of restricted stock units is not taxed at the time of the grant. Instead, the holder is taxed at the time in which there is no longer a substantial risk of forfeiture (i.e., at the time the restricted stock units have vested). Generally, when the restrictions are lifted, the holder must recognize ordinary income, and the Company will be entitled to a deduction equal to the difference between the fair market value of the grant at that time, minus the amount paid for the grant (if any). This amount of income will be subject to income tax withholding and employment taxes. For grants that are settled in actual shares, the employee’s tax holding period begins at the time of distribution (which may or may not coincide with vesting), and the holder’s tax basis is equal to the amount paid for the stock plus the amount included as ordinary income. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of the shares.

Dividend Equivalent Rights
There generally will be no tax consequences as a result of the award of a dividend equivalent right. When payment is made, the holder of the dividend equivalent generally will recognize ordinary income, and the Company will be entitled to a deduction, equal to the amount received in respect of the dividend equivalent right. This amount of income will be subject to income tax withholding and employment taxes.
Securities Exchange Act of 1934
Additional special tax rules may apply to those Award holders who are subject to the rules set forth in Section 16 of the Exchange Act.
Interest of Certain Persons In Matters to Be Acted Upon
Our directors and officers are eligible to receive awards under the 2020 Long-Term Incentive Plan. Directors and executive officers may benefit from the payment of equity-based awards under the 2020 Long-Term Incentive Plan.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE AMENDMENT NO. 2 TO THE 2020 LONG-TERM INCENTIVE PLAN. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR APPROVAL OF AMENDMENT NO. 2 TO THE 2020 LONG-TERM INCENTIVE PLAN.

PROPOSAL THREE — APPROVAL, ON AN ADVISORY BASIS, OF COMPENSATION OF THE
NAMED EXECUTIVE OFFICERS
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in accordance with Section 14A of the Exchange Act of 1934, as amended (the “Exchange Act”) and the SEC’s rules. At our 2019 Annual Meeting, the Board of Directors recommended, and the stockholders approved on an advisory (non-binding) basis, that future advisory votes on named executive compensation occur once every three years. The next advisory vote to approve our named executive compensation will occur at the 2025 Annual Meeting, unless the Board of Directors modifies its policy on the frequency of holding such advisory votes. Details regarding such compensation may be found below under the heading “Executive Compensation” below.
Pursuant to Section 14A of the Exchange Act, the Company is presenting the following “say on pay” proposal, which gives stockholders the opportunity to approve or not approve the Company’s compensation program for its named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, by voting for or against the resolution set forth below. While our Board of Directors intends to carefully consider the stockholder vote resulting from this Proposal Four, the final vote of our stockholders on this Proposal Three will not be binding on the Company or the Board of Directors and is advisory in nature. The Company submits the following proposal:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”
The Company’s executive compensation programs are designed to attract, motivate and retain talented executives. In addition, the programs are structured to create an alignment of interests between the Company’s executive officers and the Company’s stockholders. The Board of Directors and the Compensation Committee monitor executive compensation programs and adopt changes to reflect the competitive market in which the Company competes for talent, as well as general economic, regulatory and legislative developments affecting executive compensation. The Compensation Committee will continue to emphasize compensation arrangements that align the financial interests of our executives with the interests of long-term stockholders. Accordingly, we believe that the Company’s executive compensation programs are appropriately designed and work to ensure that management’s interests are closely aligned with stockholders’ interests to create long-term value. Please refer to the section entitled “Executive Compensation” of this proxy statement for additional detail regarding the Company’s executive compensation.
Because your vote on this Proposal Three is advisory, it will not bind the Company or our Board of Directors. However, the Board of Directors and the Compensation Committee will review the voting results and take the results into consideration in making future determinations on executive compensation.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO SECTION 402 OF REGULATION S-K PROMULGATED UNDER THE EXCHANGE ACT. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR SUCH NAMED EXECUTIVE OFFICER COMPENSATION.

EXECUTIVE COMPENSATION
Compensation of Executive Officers
The following table summarizes the executive compensation earned by the Company’s named executive officers in 2020 and 2021:
	Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Lester R. Brafman	2021	630,000	5,500,000	4,586,673(6)	—	—	—	1,754,559(12)	12,471,232
Chief Executive Officer(3)	2020	630,000	2,120,000	3,995,530(7)	—	—	1,124,000	1,994,559(13)	9,864,089
Daniel G. Cohen Chairman(4)	2021	630,000	5,500,000	4,586,673(8)	—	—	—	1,754,510(12)	12,471,183
	2020	630,000	1,520,000	3,995,530(9)	—	—	1,967,000	1,996,798(13)	10,109,328
Joseph W. Pooler, Jr.	2021	463,000	1,413,665	254,665(10)	—	—	—	290,618	2,421,948
Executive Vice President, Chief Financial Officer & Treasurer(5)	2020	441,000	775,860	185,400(11)	—	—	—	320,889	1,723,149

(1)
Amounts in this column represent the grant date fair value of the restricted stock award and restricted unit award, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”). The assumptions used in the calculations of these amounts are included in Note 3R. (Equity-Based Compensation) to the Company’s audited financial statements for the year ended December 31, 2021 attached to our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 9, 2022 (the “2021 Form 10-K”). Amounts do not correspond to the actual value that may be recognized by the named executive officer.

(2)
Amounts in this column represent 401(k) plan matching contributions made by the Company and life insurance premium payments paid by the Company on behalf of the named executive officer. Also includes $20,395 and $19,904 of premiums paid on behalf of each named executive officer in 2021 and 2020 , respectively, in connection with the Company’s executive medical reimbursement plan and $26,951, $18,000 and $6,000 in automobile allowances for Messrs. Cohen, Brafman and Pooler, respectively. Also includes amounts described in Notes 12 and 13 below, as applicable.

(3)
Mr. Brafman has served as the Chief Executive Officer of the Company since September 16, 2013. Mr. Brafman served as the President of the Company and of Cohen & Company, LLC from June 3, 2013 until September 16, 2013.

(4)
Mr. Cohen has, since, February 21, 2018, served as the Chairman of the Board of Directors and of the Board of Managers of the Company’s subsidiary, Cohen & Company, LLC, and has, since September 16, 2013, served as the President and Chief Executive of the Company’s European Business. Mr. Cohen served as Vice Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC from September 16, 2013 to February 21, 2018. Mr. Cohen served as the Chief Executive Officer and Chief Investment Officer of the Company from December 16, 2009 to September 16, 2013 and as the Chairman of the Board of Directors from October 6, 2006 to September 16, 2013. In addition, Mr. Cohen served as the Chairman of the Board of Managers of Cohen & Company, LLC from 2001 to September 16, 2013, as the Chief Investment Officer of Cohen & Company, LLC from October 2008 to September 16, 2013, and as Chief Executive Officer of Cohen & Company, LLC from December 16, 2009 to September 16, 2013.

(5)
Mr. Pooler has served as the Company’s Executive Vice President and Chief Financial Officer and Treasurer since December 16, 2009.

(6)
Effective October 28, 2021, 2,000,000 restricted LLC Units were awarded to Mr. Brafman in the interest of retention. The grant date fair value per LLC Unit was $2.12. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-fifth of these LLC Units will vest and be delivered to

Mr. Brafman on each of January 31, 2023, January 31, 2024, January 31, 2025, January 31, 2026 and January 31, 2027, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Brafman will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Additionally, effective December 20, 2021, 211,000 LLC Units were awarded to Mr. Brafman based on his performance in 2021, 210,990 LLC Units of which were restricted LLC Units. The grant date fair value per LLC Unit was $1.643. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. Ten of these LLC Units which were vested were delivered to Mr. Brafman on the date of grant. One-third of the remaining 210,990 LLC Units will vest and be delivered to Mr. Brafman on each of January 31, 2023, January 31, 2024 and January 31, 2025, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Brafman will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
(7)
Effective October 22, 2020, 200,000 restricted shares of our common stock were awarded to Mr. Brafman in the interest of retention. The grant date fair value per share of these restricted shares was $18.17. These restricted shares were awarded under the 2020 Long-Term Incentive Plan. One-fifth of these restricted shares vested and were delivered to Mr. Brafman on January 31, 2022 and one-fifth of these restricted shares will vest and be delivered to Mr. Brafman on each of January 31, 2023, January 31, 2024, January 31, 2025 and January 31, 2026, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries.

Additionally, effective February 3, 2021, 19,500 restricted shares of our common stock were awarded to Mr. Brafman based on his performance in 2020. The grant date fair value per share of these restricted shares was $18.54. These restricted shares were awarded under the 2020 Long-Term Incentive Plan. One-half of these restricted shares vested and were delivered to Mr. Brafman on January 31, 2022 and one-half of these restricted shares will vest and be delivered to Mr. Brafman on January 31, 2023 so long as Mr. Brafman is then employed by the Company or any of its subsidiaries.
(8)
Effective October 28, 2021, 2,000,000 restricted LLC Units were awarded to Mr. Cohen in the interest of retention. The grant date fair value per LLC Unit was $2.12. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-fifth of these LLC Units will vest and be delivered to Mr. Cohen on each of January 31, 2023, January 31, 2024, January 31, 2025, January 31, 2026 and January 31, 2027, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.

Additionally, effective December 20, 2021, 211,000 restricted LLC Units were awarded to Mr. Cohen based on his performance in 2021. The grant date fair value per LLC Unit was $1.643. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-third of these LLC Units will vest and be delivered to Mr. Cohen on each of January 31, 2023, January 31, 2024 and January 31, 2025, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
(9)
Effective October 22, 2020, 2,000,000 restricted LLC Units were also awarded to Mr. Cohen in the interest of retention. The grant date fair value per share of these LLC Units was $1.817. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-fifth of these LLC Units vested and were delivered to Mr. Cohen on January 31, 2022 and one-fifth of these LLC Units will vest and be delivered to Mr. Cohen on each of January 31, 2023, January 31, 2024, January 31, 2025 and January 31, 2026, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Once LLC Units are vested and delivered to Mr. Cohen, Mr. Cohen may cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.

Additionally, February 3, 2021, 195,000 restricted LLC Units were also awarded to Mr. Cohen based on his performance in 2020. The grant date fair value per share of these LLC Units was $1.854. These

LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-half of these LLC Units vested and were delivered to Mr. Cohen on January 31, 2022 and one-half of these LLC Units will vest and be delivered to Mr. Cohen on January 31, 2023, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Once LLC Units are vested and delivered to Mr. Cohen, Mr. Cohen may cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
(10)
Effective December 20, 2021, 15,500 restricted shares of our common stock were awarded to Mr. Pooler based on his performance in 2021. The grant date fair value per share of these restricted shares was $16.43. These restricted shares were awarded under the 2020 Long-Term Incentive Plan. The restrictions expire with respect to one-third of these restricted shares on each of January 31, 2023, January 31, 2024 and January 31, 2025, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.

(11)
Effective February 3, 2021, 10,000 restricted shares of our common stock were awarded to Mr. Pooler based on his performance in 2020. The grant date fair value per share of these restricted shares was $18.54. These restricted shares were awarded under the 2020 Long-Term Incentive Plan. The restrictions expired with respect to one-half of these restricted shares on January 31, 2022 and will expire with respect to half of these restricted shares on January 31, 2023, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.

(12)
Cohen & Company, LLC is the manager and a member of Insurance Acquisition Sponsor II, LLC (“IAS II”) and Dioptra Advisors II, LLC, each of which is a Delaware limited liability company and a subsidiary of the Company (“Dioptra II” and, together with IAS II, the “Insurance SPAC II Sponsor Entities”). The Insurance SPAC II Sponsor Entities were sponsors of INSU Acquisition Corp. II (Nasdaq: MILE), a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses (the “Insurance SPAC II”).

On November 24, 2020, the Insurance SPAC II entered into an Agreement and Plan of Merger with INSU II Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of the Insurance SPAC II, and Metromile, Inc., a Delaware corporation (currently named MetroMile Operating Company) (“MetroMile”).
Prior to the closing of the Insurance SPAC II Merger, in September 2020, Daniel G. Cohen, Lester R. Brafman and Joseph W. Pooler, Jr., purchased for $1,000, $1,000, and $150, respectively, interests in Dioptra II. The purchase date was treated as the grant date for equity compensation purposes. Subsequent to the closing of the Insurance SPAC II Merger, in respect of their ownership interests in Dioptra II, Messrs. Cohen, Brafman and Pooler received a distribution from Dioptra II of 170,000, 170,000 and 25,500 shares of MILE Class A Common Stock, respectively. On February 9, 2021, the date of the Insurance SPAC Merger, the Company recognized compensation expense equal to the grant date fair value of Messrs. Cohen, Brafman and Pooler’s shares of $1,697,481, $1,697,481 and $254,622, respectively, which amounts are reflected in this column.
(13)
Cohen & Company, LLC is the manager and a member of Insurance Acquisition Sponsor, LLC (“IAS”) and Dioptra Advisors, LLC (“Dioptra” and, together with IAS, the “Insurance SPAC Sponsor Entities”). The Insurance SPAC Sponsor Entities were sponsors of Insurance Acquisition Corp. (Nasdaq: SFT) (prior to the Merger described below, the “Insurance SPAC,” and, following the Merger, “SFT”), a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.

On June 29, 2020, the Insurance SPAC entered into an Agreement and Plan of Merger with IAC Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of the Insurance SPAC, and Shift Technologies, Inc., a Delaware corporation (“Shift”). On October 13, 2020, IAC Merger Sub, Inc. was merged (the “Insurance SPAC Merger”) with and into Shift. In connection with this merger, the Insurance SPAC changed its name from “Insurance Acquisition Corp.” to “Shift Technologies, Inc.” and, on October 15, 2020, the Insurance SPAC’s NASDAQ trading symbol changed to “SFT.”
Prior to the closing of the Insurance SPAC Merger, in March 2019, Daniel G. Cohen, Lester R. Brafman and Joseph W. Pooler, Jr., purchased for $2,500, $2,500, and $300, respectively, interests in

Dioptra. The purchase date was treated as the grant date for equity compensation purposes. Subsequent to the closing of the Insurance SPAC Merger, in respect of their ownership interests in Dioptra, Messrs. Cohen, Brafman and Pooler received in a distribution from Dioptra 196,739, 196,739 and 29,117 shares of SFT’s Class A Common Stock, par value $0.0001 per share (“SFT Class A Common Stock”), respectively. On October 13, 2020, the date of the Insurance SPAC Merger, the Company recognized compensation expense equal to the grant date fair value of Messrs. Cohen, Brafman and Pooler’s shares of $1,958,432, $1,958,432 and $289,844, respectively, which amounts are reflected in this column.
In March 2021, after consulting with Mr. Brafman, the Compensation Committee determined that 2021 incentive plan compensation would be based on a targeted metric equal to the 2020 adjusted pre-tax income of $10.5 million (which excluded the impact of the Insurance SPAC, goodwill impairment, and expense related to the deferred compensation granted in 1Q20 in excess of amount budgeted). The 2021 adjusted pre-tax income performance was to be measured excluding the impact of all Company sponsored SPACs on the P&L. The targeted 2021 cash bonuses for Messrs. Brafman, Cohen and Pooler were set at $2,500,000, $2,500,000 and $750,000, respectively, while the targeted equity bonuses for such executives were set at 55%, 55% and 40% of base salary, respectively. Subject to the Compensation Committee’s review of the Company’s performance compared to the targeted metric, and at the Compensation Committee’s discretion, performance-based bonuses would be based on the Company’s performance, each executive’s respective performance and other qualitative achievements in 2021. No executive officer other than Mr. Brafman had any role in determining or recommending the amount or form of 2021 executive officer compensation.
As reflected under “Bonus” in the Summary Compensation Table above, Messrs. Brafman, Cohen and Pooler were awarded performance-based cash bonus awards in the amounts of $5,500,000, $5,500,000, and $1,350,000, respectively. Mr. Pooler was also awarded an aggregate of $63,665 in cash bonuses in 2021 specifically in connection with his performance in 2021 related to services provided under certain administrative services agreements with affiliated SPACs, which amount is also reflected under “Bonus” in the Summary Compensation Table above.
In addition, Messrs. Brafman, Cohen and Pooler were awarded performance-based equity bonus awards in the amounts of $346,673, $346,673, and $254,665, respectively, for their performance in 2021.
In determining such performance-based bonuses, the Compensation Committee considered qualitative and quantitative achievements such as Messrs. Brafman’s, Cohen’s and Pooler’s respective roles during 2021 in connection with the following:
•
Achieving 2021 actual adjusted pre-tax income of $22.1 million (excluding the impact of Company-sponsored SPACs and income from a certain equity method investment and non-convertible non-controlling interest, and including the other non-operating gain on debt extinguishment);

•
Growing the Company’s gestation repo business from an approximately $3.3 billion book at the end of 2020 to an approximately $3.8 billion book at the end of 2021, and growing revenue by $18.4 million from 2020;

•
Growing asset management revenue streams including PriDe funds, US insurance funds, SPAC funds, and SPAC series funds;

•
Developing the Company’s SPAC franchise by acting as sponsor, investment manager, and investor:

•
Sponsored INSU Acquisition Corp. II announced its business combination with Metromile, Inc. in November 2020, which was completed in February 2021;

•
Sponsored INSU Acquisition Corp. III raised $250 million in an IPO in December 2020 and continues to search for company to acquire;

•
Invested in SPACs sponsored by the Company, its affiliates, and third parties;

•
Building new investment banking group operating as Cohen & Company Capital Markets (“CCCM”), including the hiring of 12 employees; CCCM generated revenue of $22.7 million in 2021 and has a robust pipeline;

•
Establishing new commercial real estate opportunities platform:

•
Hired team of 8 employees;

•
Originated first loan in November 2021 and originated 7 additional loans in December 2021;

•
Entered into joint venture with an outside investor committed to providing up to $435 million of capital, with the Company providing $15 million of capital;

•
Negotiated repurchase facility to finance assets until such assets can be securitized into a CLO;

•
Working to optimize the use of the Company’s capital position:

•
Extended the $25 million credit facility with Byline Bank;

•
Repaid the $2.4 million Senior Notes held by EBC;

•
Repaid the remaining $4.0 million of Redeemable Financial Instruments supporting the GCF repo business;

•
Selling, through an At-the-Market (ATM) Offering with Northland Capital, 300,859 COHN shares at an average price of $30.95 per share for gross proceeds of $9.3 million and net proceeds of $9.1 million; and

•
Restarting the quarterly cash dividend of $0.25 per share in 3Q21 and declaring a special one-time cash dividend of $0.75 per share along with the 4Q21 regular quarterly dividend.

Mr. Cohen did not receive “Non-Equity Incentive Plan Compensation” related to the provision in the Cohen Employment Agreement calling for a payment equal to 25% of the aggregate net income of the European Business (as defined in the Cohen Employment Agreement, which is described in greater detail below), as the Company’s cumulative net income of the European Business was still negative as of the end of 2021.
In December 2021, the Board of Directors, upon the Compensation Committee’s recommendation, unanimously approved the compensation for each executive officer for 2021.
Cohen & Company, LLC is the manager and a member of Insurance Acquisition Sponsor II, LLC (“IAS II”) and Dioptra Advisors II, LLC, each of which is a Delaware limited liability company and a subsidiary of the Company (“Dioptra II” and, together with IAS II, the “Insurance SPAC II Sponsor Entities”). The Insurance SPAC II Sponsor Entities were sponsors of INSU Acquisition Corp. II (Nasdaq: MILE), a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses (the “Insurance SPAC II”).
On November 24, 2020, the Insurance SPAC II entered into an Agreement and Plan of Merger with INSU II Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of the Insurance SPAC II, and Metromile, Inc., a Delaware corporation (currently named MetroMile Operating Company) (“MetroMile”).
Prior to the closing of the Insurance SPAC II Merger, in September 2020, Daniel G. Cohen, Lester R. Brafman and Joseph W. Pooler, Jr., purchased for $1,000, $1,000, and $150, respectively, interests in Dioptra II. The purchase date was treated as the grant date for equity compensation purposes. Subsequent to the closing of the Insurance SPAC II Merger, in respect of their ownership interests in Dioptra II, Messrs. Cohen, Brafman and Pooler received a distribution from Dioptra II of 170,000, 170,000 and 25,500 shares of MILE Class A Common Stock, respectively. On February 9, 2021, the date of the Insurance SPAC Merger, the Company recognized compensation expense equal to the grant date fair value of Messrs. Cohen, Brafman and Pooler’s shares of $1,697,481, $1,697,481 and $254,622, respectively, which amounts are reflected in the “All Other Compensation” column in the table above.
Of the shares of MILE Class A Common Stock distributed to each of Messrs. Cohen, Brafman and Pooler: (a) 24% are freely transferable and salable, and (b) subject to certain limited exception, the remaining shares are restricted and will not be transferable or salable until the closing price of the MILE Class A

Common Stock, for a period of 20 out of any 30 consecutive trading days following the Closing: (a) exceeds $15.00 with respect to 38% of such shares, and (b) exceeds $17.00 with respect to an additional 38% of such shares.
In June 2020, after consulting with Mr. Brafman, the Compensation Committee determined that 2020 incentive plan compensation would be based on a targeted metric equal to the 2020 budgeted pre-tax income of $1.13 million (excluding the impact of Company-sponsored SPACs, goodwill impairment, certain expense related to the deferred compensation granted in 2020, and certain components of non-convertible non-controlling interest). The targeted 2020 cash bonuses for Messrs. Brafman, Cohen and Pooler were set at $900,000, $900,000 and $315,000, respectively, while the targeted equity bonuses for such executives were set at 50%, 50% and 25% of base salary, respectively. Subject to the Compensation Committee’s review of the Company’s performance, and at the Compensation Committee’s discretion, 100% of performance-based bonuses would be discretionary, based on each executive’s respective performance and qualitative achievements in 2020. No executive officer other than Mr. Brafman had any role in determining or recommending the amount or form of 2020 executive officer compensation.
As reflected under “Bonus” in the Summary Compensation Table above, Messrs. Brafman, Cohen and Pooler were awarded performance-based cash bonus awards in the amounts of $2,120,000, $1,520,000 and $750,000, respectively. Mr. Pooler was also awarded an aggregate of $25,860 in cash bonuses in 2020 specifically in connection with his performance in 2020 related to services provided under certain administrative services agreements with affiliated SPACs, which amount is also reflected under “Bonus” in the Summary Compensation Table above.
In addition, Messrs. Brafman, Cohen and Pooler were awarded performance-based equity bonus awards in the amounts of $346,673, $346,673, and $254,665, respectively, for their performance in 2020. Further, as reflected under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above, (i) Mr. Brafman was awarded on February 12, 2020 an award under the Deferred Compensation Plan in the amount of $562,000 in the interest of retention and, on February 3, 2021, an award under the Deferred Compensation Plan in the amount of $562,000 based on his performance in 2020; and (ii) Mr. Cohen was awarded on February 12, 2020 an award under the Deferred Compensation Plan in the amount of $562,000 in the interest of retention and, on February 3, 2021, an award under the Deferred Compensation Plan in the amount of $1,405,000 based on his performance in 2020. In determining such performance-based bonuses and deferred cash compensation awards, the Compensation Committee considered qualitative and quantitative achievements such as Messrs. Brafman’s, Cohen’s and Pooler’s respective roles during 2020 in connection with the following:
•
Achieving 2020 actual pre-tax income of $10.5 million (excluding the impact of Company-sponsored SPACs, goodwill impairment, certain expense related to the deferred compensation granted in 2020, and certain components of non-convertible non-controlling interest);

•
Growing the Company’s Gestation Repo Business from an approximately $1.3 billion book at the end of 2019 to an approximately $3.3 billion book at the end of 2020, and growing revenue by over $20 million from 2019;

•
Growing new Asset Management revenue streams including PriDe Fund III, SPAC Funds, and SPAC Series Funds;

•
Developing the Company’s SPAC franchise by acting as sponsor, investment manager, and investor:

•
Sponsored Insurance Acquisition Corp completed its merger with Shift Technologies, Inc. in October 2020;

•
Sponsored INSU Acquisition Corp. II announced its business combination with Metromile, Inc. in November 2020, which was completed in February 2021;

•
Sponsored INSU Acquisition Corp. III raised $250 million in an IPO in December 2020;

•
Managing through extreme liquidity crisis in early days of COVID pandemic, when margin calls increased in the mortgage businesses, a key GCF line was pulled, GCF reverse repo counterparties shrunk balances, and in order to improve liquidity, TBA counterparties’ balances were reduced substantially and quickly;

•
Working to preserve and optimize the use of the Company’s capital position:

•
Refinancing and moving to a new bank, the $25 million FICC-required credit facility supporting the GCF Repo Business;

•
Refinancing the maturing $4.4 million Senior Notes with new $4.5 million Senior Notes in January 2020, and extending the maturity of the $2.4 million EBC for an additional one-year to September 25, 2021;

•
Restructuring the Redeemable Financial Instruments supporting the GCF Repo business, including repaying $4.5 million of this investment, while retaining $4.0 million of the capital;

•
Successfully applying for a $2.2 million CARES Act Paycheck Protection Program loan;

•
Renewing the 10b5-1 share repurchase program with Piper Sandler & Co. in August 2020 for up to $2.0 million and in December 2020 for up to for up to $1.0 million of common stock, leading to a total repurchase of 121,181 COHN shares for $2.1 million, at an average price of $17.68 per share during 2020; and

•
Engaging and working with Northland Capital to register for an At-the-Market (ATM) Offering enabling the Company to be able to sell shares at advantageous prices to raise capital in the future.

Mr. Cohen did not receive “Non-Equity Incentive Plan Compensation” related to the provision in the Cohen Employment Agreement calling for a payment equal to 25% of the aggregate net income of the European Business (as defined in the Cohen Employment Agreement, which is described in greater detail below), as the Company’s cumulative net income of the European Business was still negative as of the end of 2020.
In February 2021, the Board of Directors, upon the Compensation Committee’s recommendation, unanimously approved the compensation for each executive officer for 2020.
Cohen & Company, LLC is the manager of Insurance Acquisition Sponsor, LLC (“IAS”) and Dioptra Advisors, LLC (“Dioptra” and, together with IAS, the “Insurance SPAC Sponsor Entities”). The Insurance SPAC Sponsor Entities were sponsors of Insurance Acquisition Corp. (Nasdaq: SFT), a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.
On June 29, 2020, the Insurance SPAC entered into an Agreement and Plan of Merger with IAC Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of the Insurance SPAC, and Shift Technologies, Inc., a Delaware corporation. On October 13, 2020, IAC Merger Sub, Inc. was merged (the “Insurance SPAC Merger”) with and into Shift Technologies, Inc. In connection with the Insurance SPAC Merger, the Insurance SPAC changed its name from “Insurance Acquisition Corp.” to “Shift Technologies, Inc.” and, on October 15, 2020, the Insurance SPAC’s NASDAQ trading symbol changed to “SFT.” For the remainder of this disclosure, the term “Insurance SPAC” will mean Insurance Acquisition Corp. prior to the Insurance SPAC Merger, and “SFT” will mean the Insurance Acquisition Corp., the surviving entity following the Insurance SPAC Merger.
Upon the closing of the Insurance SPAC Merger, the Insurance SPAC Sponsor Entities held 375,000 shares of SFT’s Class A Common Stock, par value $0.0001 per share (“SFT Class A Common Stock”) and 187,500 warrants (the “SFT Warrants”) to purchase an equal number of shares of SFT Class A Common Stock (such SFT Class A Common Stock and SFT Warrants, collectively, the “Insurance SPAC Placement Securities”). Further, upon the closing of the Insurance SPAC Merger, the Insurance SPAC Sponsor Entities collectively held an additional shares of SFT Class A Common Stock (collectively, the “Insurance SPAC Founder Shares,” and, together with the Insurance SPAC Placement Securities, the “Insurance SPAC Sponsor Shares”).
The Company currently consolidates the Insurance SPAC Sponsor Entities. However, prior to the Insurance SPAC Merger, the Company treated its investment in the Insurance SPAC as an equity method investment. Effective upon the closing of the Insurance SPAC Merger, the Company reclassified its equity method investment in the Insurance SPAC to other investments, at fair value and adopted fair value accounting for the investment in SFT, resulting in an amount of principal transaction revenue derived from the (i) the final amount of Insurance SPAC Sponsor Shares retained by the Insurance SPAC Sponsor Entities following the Insurance SPAC Merger; (ii) the trading share price of the SFT Class A Common Stock and the SFT Warrants; and (iii) fair value discounts related to certain share sale restrictions on the Insurance SPAC Sponsor Shares.
Upon recognition of the principal transaction revenue described above, the Company recorded a non-controlling interest expense or compensation expense related to the amount of Insurance SPAC Sponsor Shares distributable to the non-controlling interest holders in the Insurance SPAC Sponsor Entities. If the non-controlling interest holder was an employee of the Company, the expense was recorded as compensation. Otherwise, the expense was a non-controlling interest expense.
Prior to the closing of the Insurance SPAC Merger, in March 2019, Daniel G. Cohen, Lester R. Brafman and Joseph W. Pooler, Jr., purchased for $2,500, $2,500, and $300, respectively, interests in Dioptra. The purchase date was treated as the grant date for equity compensation purposes. Subsequent to the closing of the Insurance SPAC Merger, in respect of their ownership interests in Dioptra, Messrs. Cohen, Brafman and Pooler received in a distribution from Dioptra 196,739, 196,739 and 29,117 shares of the SFT Class A Common Stock, respectively. On October 13, 2020, the date of the Insurance SPAC Merger, the Company recognized compensation expense equal to the grant date fair value of Messrs. Cohen, Brafman and Pooler’s shares of $1,958,432, $1,958,432 and $289,844, respectively. As a result of the recognition of these amounts as compensation by the Company in 2020 in accordance with the accounting method described above, these amounts are reflected in the “All Other Compensation” column in the table above.
Of the shares of SFT Class A Common Stock distributed to each of Messrs. Cohen, Brafman and Pooler: (i) 20% are unrestricted and are freely transferable and salable; and (ii) subject to certain limited exceptions, the remaining shares are restricted and will not be transferable or salable until the closing price of the SFT Class A Common Stock, for a period of 20 out of any 30 consecutive trading days: (a) exceeds $12.00 with respect to 20% of such shares; (b) exceeds $13.50 with respect to an additional 20% of such shares; (c) exceeds $15.00 with respect to an additional 20% of such shares; and (d) exceeds $17.00 with respect to an additional 20% of such shares.
Outstanding Equity Awards at Fiscal Year-End 2021
The following table summarizes the equity awards the Company has made to each of the named executive officers that were outstanding as of December 31, 2021:
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock or Units That Have Not Vested (#)	Market Value of Shares of Stock or Units That Have Not Vested ($) (1)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Lester R. Brafman	—	—	—	—	—	(2)	6,901,504	—	—
Joseph W. Pooler, Jr.	—	—	—	—	—	34,160(3)	505,910	—	—
Daniel G. Cohen	—	—	—	—	—	4,660,040(4)	6,901,519	—	—

(1)
The amounts set forth in this column equal the number of shares of restricted common stock or the number of shares of common stock into which restricted units of membership interests in Cohen &

Company, LLC (“LLC Units”) may be redeemed, as applicable, multiplied by the closing price of the Company’s common stock ($14.81) as reported by the NYSE American on December 31, 2021.
(2)
As of December 31, 2021, Mr. Brafman held 244,904 restricted shares of the Company’s common stock and 2,210,990 restricted LLC Units.

These restricted shares consist of: (i) 25,404 restricted shares of common stock which were granted to Mr. Brafman under the Company’s 2010 Long-Term Incentive Plan, as amended (the “2010 Long-Term Incentive Plan”) on February 13, 2020 and which vested on January 31, 2022; (ii) 200,000 restricted shares of common stock which were granted to Mr. Brafman under the 2020 Long-Term incentive Plan on October 22, 2020, 40,000 of which vested on January 31, 2022 and 40,000 shares of the remaining 160,000 restricted shares will vest on each of January 31, 2023, January 31, 2024, January 31, 2025 and January 31, 2026, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries; and (iii) 19,500 restricted shares of common stock which were granted to Mr. Brafman under the Company’s 2020 Long-Term Incentive Plan on February 3, 2021, half of which vested on January 31, 2022 and the remaining half of which will vest on January 31, 2023 so long as Mr. Brafman is then employed by the Company or any of its subsidiaries.
These LLC Units consist of: (i) 2,000,000 restricted LLC Units granted to Mr. Brafman under the 2020 Long-Term Incentive Plan on October 28, 2021, one-fifth of which will vest and be delivered to Mr. Brafman on each of January 31, 2023, January 31, 2024, January 31, 2025, January 31, 2026 and January 31, 2027, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries; (ii) 210,990 restricted LLC Units which were granted to Mr. Brafman under the 2020 Long-Term Incentive Plan on December 20, 2021, one-third of which will vest and be delivered to Mr. Brafman on each of January 31, 2023, January 31, 2024 and January 31, 2025, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units described in this paragraph, Mr. Brafman will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
(3)
Represents restricted shares of the Company’s common stock. The restricted shares of common stock consist of: (i) 8,660 restricted shares awarded to Mr. Pooler under the 2010 Long-Term Incentive Plan on February 13, 2020, which shares vested on January 31, 2022; (ii) 10,000 restricted shares awarded to Mr. Pooler under the 2020 Long-Term Incentive Plan on February 3, 2021, half of which will vest on January 31, 2022 and the remaining half of which will vest on January 31, 2023, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries; and (iii) 15,500 restricted shares awarded to Mr. Pooler under the 2020 Long-Term Incentive Plan on December 20, 2021, of which one-third will vest on each of January 31, 2023, January 31, 2024 and January 31, 2025, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.

(4)
Represents restricted LLC Units. These restricted LLC Units consists of: (i) 254,040 restricted LLC Units which were granted to Mr. Cohen under the Company’s 2010 Long-Term Incentive Plan on February 13, 2020 and which vested and were delivered to Mr. Cohen on January 31, 2022; (ii) 2,000,000 restricted LLC Units which were granted to Mr. Cohen under the 2020 Long-Term incentive Plan on October 22, 2020, 400,000 of which vested and were delivered to Mr. Cohen on January 31, 2022 and 400,000 units of the remaining 1,600,000 restricted units will vest and be delivered to Mr. Cohen on each of January 31, 2023, January 31, 2024, January 31, 2025 and January 31, 2026, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries; and (iii) 195,000 restricted LLC Units which were granted to Mr. Cohen under the Company’s 2020 Long-Term Incentive Plan on February 3, 2021, half of which vested and were delivered to Mr. Cohen on January 31, 2022 and the remaining half of which will vest and be delivered to Mr. Cohen on January 31, 2023 so long as Mr. Cohen is then employed by the Company or any of its subsidiaries; (iv) 2,000,000 restricted LLC Units granted to Mr. Cohen under the 2020 Long-Term Incentive Plan on October 28, 2021, one-fifth of which will vest and be delivered to Mr. Cohen on each of January 31, 2023, January 31, 2024, January 31, 2025, January 31, 2026 and January 31, 2027, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries; and (v) 211,000 restricted LLC Units which were granted to Mr. Cohen under the 2020 Long-Term Incentive Plan on December 20, 2021, one-third of which will vest and be delivered to Mr. Cohen on each of January 31, 2023, January 31, 2024 and January 31, 2025, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units described in this paragraph, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Employment Agreements with Named Executive Officers
Lester R. Brafman, Chief Executive Officer
On September 16, 2013, the Company and Cohen & Company, LLC entered into an Employment Agreement with Mr. Brafman (the “Brafman Employment Agreement”). The Brafman Employment Agreement expired pursuant to its own terms on December 31, 2014. Mr. Brafman does not currently have an employment agreement with the Company.
Under the Brafman Employment Agreement, Mr. Brafman served as the Chief Executive Officer of both the Company and Cohen & Company, LLC.
The Brafman Employment Agreement provided that Mr. Brafman’s minimum base salary was $600,000 per annum. In addition, the Compensation Committee could periodically review Mr. Brafman’s base salary and provide for such increases as it deemed appropriate, in its discretion.
Under the Brafman Employment Agreement, in addition to base salary, for each fiscal year of Cohen & Company, LLC ending during the term, Mr. Brafman had the opportunity to receive an annual bonus in an amount and on such terms as were to be determined by the Compensation Committee. The Compensation Committee also had the discretion to grant Mr. Brafman other bonuses in such amounts and on such terms as it determined, in its discretion. The foregoing did not limit Mr. Brafman’s eligibility to receive any other bonus under any other bonus plan, stock option or equity-based plan, or other policy or program of the Company or Cohen & Company, LLC.
Under the Brafman Employment Agreement, Mr. Brafman was entitled to participate in any equity compensation plan of the Company or Cohen & Company, LLC in which he was eligible to participate, and could be granted, in accordance with any such plan, options to purchase LLC Units, options to purchase shares of the Company’s common stock, shares of restricted stock and/or other equity awards in the discretion of the Compensation Committee. The Brafman Employment Agreement also provided that Mr. Brafman was entitled to participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits and perquisites that were available to other senior executives of Cohen & Company, LLC generally, in each case to the extent that Mr. Brafman was eligible under the terms of such plans or programs.
On February 16, 2017, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Brafman’s salary to $630,000 per year, effective January 1, 2017.
Daniel G. Cohen, Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, President and Chief Executive of the Company’s European Operations
On May 9, 2013, Mr. Cohen entered into the Amended and Restated Employment Agreement (the “Cohen Employment Agreement”), dated as of May 9, 2013, among the Company and Cohen & Company, LLC, and, solely for purposes of Sections 6.4 and 7.5 thereof, JVB and J.V.B. Financial Group Holdings (formerly known as C&Co/PrinceRidge Holdings LP and as PrinceRidge Holdings LP).
The Cohen Employment Agreement became effective on September 16, 2013.
The initial term of the Cohen Employment Agreement ended on December 31, 2014, however, pursuant to the terms of the Cohen Employment Agreement, the term renewed automatically for an additional one-year period at such time and will continue to be renewed for additional one-year periods at the end of any renewed term unless terminated by the parties in accordance with the terms of the Cohen Employment Agreement.
Pursuant to the Cohen Employment Agreement, Mr. Cohen will receive, during the term thereof, a guaranteed payment from Cohen & Company, LLC of at least $600,000 annually (the “Current Guaranteed Payment”), and will be entitled to receive the following allocations (collectively, “Cohen Allocations”)

from the Company: (a) a payment equal to 25% of the aggregate net income, if any, of the Company’s European Business (the “European Business”) in each calendar year as determined in accordance with GAAP, subject to an off-set equal to 25% of the aggregate net losses, if any, in prior periods until such net losses have been fully off-set by net income in future periods, and (b) a payment equal to 20% of the gross revenues generated on transactions that Mr. Cohen is responsible for generating for the Company’s non-European broker-dealers during each semi-annual calendar period as determined in accordance with GAAP. Mr. Cohen did not receive any amounts in Cohen Allocations in 2021 or 2020.
On February 16, 2017, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Cohen’s salary to $630,000 per year, effective January 1, 2017.
In the event that the annual allocations would result in allocations earned for that calendar year related to the European Business to exceed $5,000,000 (the “European Business Annual Allocation Cap”), the Compensation Committee may, in its sole discretion and at any time prior to the payment of such allocation, reduce the amount of or totally eliminate any such allocation to the extent such allocation is in excess of the European Business Annual Allocation Cap.
During the term of the Cohen Employment Agreement, the Compensation Committee may, in its sole discretion, award Mr. Cohen additional allocations in amounts and on such terms to be determined by the Compensation Committee.
The Cohen Employment Agreement provides that Mr. Cohen may participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that may be available to other senior executives of the Company generally, in each case to the extent that Mr. Cohen is eligible under the terms of such plans or programs. Mr. Cohen is entitled to participate in any equity compensation plan of the Company or Cohen & Company, LLC in which he is eligible to participate, and may, without limitation, be granted in accordance with any such plan options to purchase LLC Units, shares of the Company’s common stock and other equity awards in the discretion of the Compensation Committee.
Pursuant to the Cohen Employment Agreement, in the event Mr. Cohen is terminated by the Company due to his death or disability, Mr. Cohen (or his estate or beneficiaries, as applicable) will be entitled to receive (a) any Current Guaranteed Payment and other benefits (including any Cohen Allocations for any period completed before termination of the Cohen Employment Agreement (the “Prior Period Allocations”)) earned and accrued, but not yet paid, under the Cohen Employment Agreement prior to the date of termination; (b) a single-sum payment equal to the Current Guaranteed Payment that would have been paid to him for the remainder of the year in which the termination occurs; (c) a single-sum payment equal to (x) the allocations for the period in which the termination occurs to which he would have been entitled if a termination had not occurred in such period, multiplied by (y) a fraction (1) the numerator of which is the number of days in such period preceding the termination and (2) the denominator of which is the total number of days in such period. In addition, in the event Mr. Cohen is terminated by the Company due to his death or disability, all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by Mr. Cohen will fully vest and become immediately exercisable, as applicable, subject to the terms of such awards.
If Mr. Cohen terminates his employment without “Good Reason” (as defined in the Cohen Employment Agreement) or the Company terminates his employment for “Cause” (as defined in the Cohen Employment Agreement), Mr. Cohen will only be entitled to any Current Guaranteed Payment and other benefits earned and accrued, but unpaid, prior to the date of termination.
If Mr. Cohen terminates his employment with Good Reason, or the Company terminates his employment without Cause, or the Company or Cohen & Company, LLC terminates the Cohen Employment Agreement by not renewing the term of the Cohen Employment Agreement as provided therein, then Mr. Cohen will be entitled to receive (a) a single-sum payment equal to accrued but unpaid Current Guaranteed Payment and other benefits (including any Prior Period Allocations earned by Mr. Cohen); (b) a single-sum payment of an amount equal to three times (1) the average of the Current Guaranteed Payment amounts paid to Mr. Cohen over the three calendar years prior to the date of termination, (2) if less than three years have elapsed between the date of the Cohen Employment Agreement and the date of termination, the highest Current Guaranteed Payment paid to Mr. Cohen in any calendar year prior to the date of termination, or (3) if less than twelve months have elapsed from the date of the Cohen Employment Agreement to the date of termination, the highest Current Guaranteed Payment received in any month times twelve; provided that if the applicable calculation under (1), (2) or (3) yields less than $1,000,000, then Mr. Cohen will receive a single-sum payment of $1,000,000 in lieu of such amount (the “Minimum Severance Amount”); and (c) a single-sum payment equal to the allocations for the period in which the termination occurs to which he would have been entitled if a termination had not occurred in such period, multiplied by a fraction (x) the numerator of which is the number of days in such period preceding the termination and (y) the denominator of which is the total number of days in such period. In addition, if Mr. Cohen terminates his employment with Good Reason, or the Company terminates his employment without Cause, or the Company or Cohen & Company, LLC terminates the Cohen Employment Agreement by not renewing the term of the Cohen Employment Agreement as provided therein, then all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by Mr. Cohen will fully vest and become immediately exercisable, as applicable, subject to the terms of such awards.
In the event of a “Change of Control” (as defined in the Cohen Employment Agreement) of the Company, all of Mr. Cohen’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable. With respect to a Change of Control transaction, if Mr. Cohen remains with the Company through the first anniversary of a Change of Control, but leaves the Company within six months thereafter, such termination will be treated as a termination for Good Reason, and Mr. Cohen will be entitled to the compensation set forth in the preceding paragraph.
Pursuant to the Cohen Employment Agreement, if any amount payable to or other benefit to which Mr. Cohen is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Cohen, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Cohen.
All termination payments, other than for death or disability, are subject to Mr. Cohen signing a general release.
In the event Mr. Cohen’s employment is terminated by the Company for Cause, by Mr. Cohen without Good Reason, or by Mr. Cohen as a result of not renewing the Cohen Employment Agreement, Mr. Cohen will be restricted for a period of six months after the end of the term of the Cohen Employment Agreement in his ability to engage in certain activities that are competitive with the Company’s sales and trading of fixed income securities or investment banking activities in any European country in which the Company or any of its controlled affiliates operates (each a “Competing Business”), provided, however, that Mr. Cohen may serve as a member of the board of directors or equivalent position of any corporation or other company that is a Competing Business, provided, further, that Mr. Cohen is obligated to recuse himself from any discussion in such position if it raises a conflict of interest with respect to Mr. Cohen’s duties to the Company or adversely affects the Company. In addition, for a period of six months following the end of the term of the Cohen Employment Agreement, regardless of the reason the term of the Cohen Employment Agreement ends, Mr. Cohen is prohibited under certain circumstances from soliciting the Company’s employees, customers and clients.
On August 19, 2014, the Company entered into the “European Sale Agreement” to sell the Company’s European operations to C&Co Europe Acquisition LLC, an entity controlled by Mr. Cohen. On June 30, 2015, the parties to the European Sale Agreement agreed, among other things, that if the transaction contemplated thereby was terminated in accordance with its terms prior to the closing, then the Cohen Employment Agreement would be automatically amended (the “Employment Agreement Amendment”) to provide that if Mr. Cohen’s employment was terminated by Cohen & Company, LLC without “Cause” or by Mr. Cohen with “Good Reason” (as such terms are defined in the Cohen Employment Agreement), the Minimum Severance Amount would be reduced from $3,000,000 to $1,000,000. On March 10, 2017, C&Co

Europe Acquisition LLC provided notice to Cohen & Company, LLC that it was terminating the European Sale Agreement and, as a result, the Employment Agreement Amendment automatically became effective as of such date.
Joseph W. Pooler, Jr., Chief Financial Officer
Mr. Pooler’s Employment Agreement, dated May 7, 2008 and amended on February 20, 2009, February 18, 2010 and February 3, 2021 (as so amended, the “Pooler Agreement”), provides for a minimum salary of $400,000 per annum through December 31, 2010. Mr. Pooler’s base salary for fiscal years after 2010 will be determined by the Compensation Committee. On January 15, 2013, the Compensation Committee increased Mr. Pooler’s salary to $420,000 per year. On February 16, 2017, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Pooler’s salary to $441,000 per year, effective January 1, 2017. On February 3, 2021, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Pooler’s salary to $463,000 per year, effective January 1, 2021.
The initial term of the Pooler Agreement ended on December 31, 2012, however, pursuant to the terms of the Pooler Agreement, the term renewed automatically for an additional one-year period at such time and will continue to be renewed for additional one-year periods at the end of any renewed term unless terminated by either of the parties in accordance with the terms of the Pooler Agreement.
Pursuant to the Pooler Agreement, if Mr. Pooler terminates his employment with “Good Reason” (as defined in the Pooler Agreement), the Company terminates his employment without “Cause” (as defined in the Pooler Agreement), or the Company chooses not to renew the Pooler Agreement at its expiration, Mr. Pooler will be entitled to (a) any base salary and other benefits earned and accrued prior to the date of termination; (b) a single-sum payment equal to three times Mr. Pooler’s annual salary in effect as of December 31, 2020; (c) all of his outstanding unvested equity-based awards becoming fully vested and immediately exercisable, as applicable, subject to the terms of such awards; (d) payment for outplacement assistance appropriate for Mr. Pooler’s position for a period of one year following termination, such services not to exceed $25,000; and (e) continued family coverage, without incremental cost, in Company sponsored health and dental plans at then-current cost for a period of nine months.
In the event of a “Change of Control” (as defined in the Pooler Agreement), all of Mr. Pooler’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable, subject to the terms of such awards. If Mr. Pooler terminates his employment within the twelve-month period following a Change of Control, such termination will be treated as a termination for “Good Reason” so long as Mr. Pooler makes himself available to provide transition services to the Company, at the request of the Company, for up to twelve months following the Change of Control.
Pursuant to the Pooler Agreement, if any amount payable to or other benefit to which Mr. Pooler is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Pooler, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Pooler.
The Pooler Agreement contains a waiver of any “Good Reason” termination that was available to Mr. Pooler pursuant to the terms of his original employment agreement as a result of the closing of a transaction pursuant to which Cohen & Company, LLC became a majority owned subsidiary of the Company. The Pooler Agreement also acknowledges that Mr. Pooler’s equity-based awards in Cohen & Company, LLC became fully vested and immediately exercisable as of December 16, 2009, the date of the closing of the transaction pursuant to which Cohen & Company, LLC became a majority owned subsidiary of the Company.
During the period of Mr. Pooler’s employment with Cohen & Company, LLC, and the period ending one year following the termination of his employment with Cohen & Company, LLC, Mr. Pooler may not,

directly or indirectly through another entity, (a) induce or attempt to induce any employee of Cohen & Company, LLC or its affiliates to leave the employ of Cohen & Company, LLC or such affiliates, or in any way interfere with the relationship between Cohen & Company, LLC and any of its affiliates and any employee thereof, or (b) hire any person who was an employee of Cohen & Company, LLC or any of its affiliates or subsidiaries within 180 days after such person ceased to be an employee of Cohen & Company, LLC or any of its affiliates.
Potential Payments Upon Termination or Change in Control
As described above, Messrs. Cohen and Pooler have provisions in their respective employment agreements providing for certain benefits upon the occurrence of certain events, including terminations of their respective employment without cause or for good reason, upon a change of control, or upon their death or disability. As a part of the negotiations of each employment agreement, the Board of Directors believed that circumstances giving rise to the payments set forth above were appropriate.
Other Compensation Plans
The Company does not generally provide its executive officers with payments or other benefits at, following or in connection with retirement. The Company does not generally have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for its executive officers.
Cash and Equity Plan Compensation
The Company’s Cash Bonus Plan
In August 2009, our Board of Directors adopted the Cohen & Company Inc. (formerly Alesco Financial Inc.) Cash Bonus Plan (the “Cash Bonus Plan”), which was approved by stockholders on December 15, 2009. The purpose of the Cash Bonus Plan is to provide performance-based cash bonus compensation for participants based on the attainment of one or more performance goals or targets that are related to the financial success of the Company, and that are established from time to time by the Compensation Committee, as part of an integrated compensation program.
The 2020 Long-Term Incentive Plan
The 2020 Long-Term Incentive Plan, as amended from time to time, is administered by the Compensation Committee, except that, in certain circumstances, the Board of Directors may act in its place. The purpose of the 2020 Long-Term Incentive Plan is to induce key employees, directors, officers, advisors and consultants to continue providing services to the Company and its subsidiaries and to encourage them to increase their efforts to make the Company’s business more successful, whether directly or through its subsidiaries or other affiliates. In furtherance of these objectives, the 2020 Long-Term Incentive Plan is designed to provide equity-based incentives to such persons in the form of options (including stock appreciation rights), restricted shares, phantom shares, dividend equivalent rights and other forms of equity based awards as contemplated by the 2020 Long-Term Incentive Plan, with eligibility for such awards determined by the Compensation Committee. The Compensation Committee and Board of Directors believe that awards of restricted shares, typically vesting over multi-year periods, are the most effective of the equity-based incentives available under the 2020 Long-Term Incentive Plan in accomplishing its compensation goals.
Equity-based awards to key personnel under the 2020 Long-Term Incentive Plan are generally subject to vesting periods in order to support the achievement of the Company’s performance goals over the long-term and to help retain key personnel. The Compensation Committee determines the number and type of equity-based incentives that should be awarded from time to time to key personnel under the 2020 Long-Term Incentive Plan in light of the Company’s compensation goals and objectives.
Effective October 22, 2020, 200,000 restricted shares of our common stock were awarded to Mr. Brafman in the interest of retention. The grant date fair value per share of these restricted shares was $18.17. These restricted shares were awarded under the 2020 Long-Term Incentive Plan. One-fifth of these restricted shares vested and were delivered to Mr. Brafman on January 31, 2022 and one-fifth of these restricted shares will vest and be delivered to Mr. Brafman on each of January 31, 2023, January 31, 2024, January 31, 2025 and January 31, 2026, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries.
Effective October 22, 2020, 2,000,000 restricted LLC Units were also awarded to Mr. Cohen in the interest of retention. The grant date fair value per share of these LLC Units was $1.817. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-fifth of these LLC Units vested and were delivered to Mr. Cohen on January 31, 2022 and one-fifth of these LLC Units will vest and be delivered to Mr. Cohen on each of January 31, 2023, January 31, 2024, January 31, 2025 and January 31, 2026, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Once LLC Units are vested and delivered to Mr. Cohen, Mr. Cohen may cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Effective February 3, 2021, 19,500 restricted shares of our common stock were awarded to Mr. Brafman based on his performance in 2020. The grant date fair value per share of these restricted shares was $18.54. These restricted shares were awarded under the 2020 Long-Term Incentive Plan. One-half of these restricted shares vested and were delivered to Mr. Brafman on January 31, 2022 and one-half of these restricted shares will vest and be delivered to Mr. Brafman on January 31, 2023 so long as Mr. Brafman is then employed by the Company or any of its subsidiaries.
Effective February 3, 2021, 195,000 restricted LLC Units were also awarded to Mr. Cohen based on his performance in 2020. The grant date fair value per share of these LLC Units was $1.854. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-half of these LLC Units vested and were delivered to Mr. Cohen on January 31, 2022 and one-half of these LLC Units will vest and be delivered to Mr. Cohen on January 31, 2023, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Once LLC Units are vested and delivered to Mr. Cohen, Mr. Cohen may cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Effective February 3, 2021, 10,000 restricted shares of our common stock were awarded to Mr. Pooler based on his performance in 2020. The grant date fair value per share of these restricted shares was $18.54. These restricted shares were awarded under the 2020 Long-Term Incentive Plan. The restrictions expired with respect to one-half of these restricted shares on January 31, 2022 and will expire with respect to half of these restricted shares on January 31, 2023, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.
Effective October 28, 2021, 2,000,000 restricted LLC Units were awarded to Mr. Brafman in the interest of retention. The grant date fair value per LLC Unit was $2.12. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-fifth of these LLC Units will vest and be delivered to Mr. Brafman on each of January 31, 2023, January 31, 2024, January 31, 2025, January 31, 2026 and January 31, 2027, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Brafman will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Effective October 28, 2021, 2,000,000 restricted LLC Units were awarded to Mr. Cohen in the interest of retention. The grant date fair value per LLC Unit was $2.12. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-fifth of these LLC Units will vest and be delivered to Mr. Cohen on each of January 31, 2023, January 31, 2024, January 31, 2025, January 31, 2026 and January 31, 2027, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Effective December 20, 2021, 211,000 LLC Units were awarded to Mr. Brafman based on his performance in 2021, 210,990 LLC Units of which were restricted LLC Units. The grant date fair value per

LLC Unit was $1.643. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. Ten of these LLC Units which were vested were delivered to Mr. Brafman on the date of grant. One-third of the remaining 210,990 LLC Units will vest and be delivered to Mr. Brafman on each of January 31, 2023, January 31, 2024 and January 31, 2025, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Brafman will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Effective December 20, 2021, 211,000 restricted LLC Units were awarded to Mr. Cohen based on his performance in 2021. The grant date fair value per LLC Unit was $1.643. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-third of these LLC Units will vest and be delivered to Mr. Cohen on each of January 31, 2023, January 31, 2024 and January 31, 2025, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Effective December 20, 2021, 15,500 restricted shares of our common stock were awarded to Mr. Pooler based on his performance in 2021. The grant date fair value per share of these restricted shares was $16.43. These restricted shares were awarded under the 2020 Long-Term Incentive Plan. The restrictions expire with respect to one-third of these restricted shares on each of January 31, 2023, January 31, 2024 and January 31, 2025, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.
Non-Qualified Deferred Compensation Plan
In February 2020, the Board adopted the Cohen & Company Inc. Non-Qualified Deferred Compensation Plan (the “Deferred Compensation Plan”).
The Deferred Compensation Plan is a non-qualified deferred compensation plan for a select group of management and other highly compensated employees (within the meaning of ERISA) of the Company and its subsidiaries.
The Deferred Compensation Plan is designed to comply with Section 409A of the Code.
The Deferred Compensation Plan allows the Company to make discretionary “Company Allocations” to eligible participant accounts, which may be a percentage of the eligible participant’s base cash salary or a fixed dollar amount, as approved by the Compensation Committee.
A Rabbi Trust may (but need not) be established by the Company in connection with the Deferred Compensation Plan for purposes of holding assets necessary to fund payment of the Company Allocations. With respect to any benefits payable under the Deferred Compensation Plan, the participants (and their beneficiaries) will have the same status as general unsecured creditors of the Company. Pursuant to the Deferred Compensation Plan, no participant is permitted to make elective deferral contributions to their plan accounts without the approval of the Compensation Committee.
As noted above and as reflected under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above, (i) Mr. Brafman was awarded on February 12, 2020 an award under the Deferred Compensation Plan in the amount of $562,000 in the interest of retention and, on February 3, 2021, an award under the Deferred Compensation Plan in the amount of $562,000 based on his performance in 2020; and (ii) Mr. Cohen was awarded on February 12, 2020 an award under the Deferred Compensation Plan in the amount of $562,000 in the interest of retention and, on February 3, 2021, an award under the Deferred Compensation Plan in the amount of $1,405,000 based on his performance in 2020.
Perquisites
Perquisites did not constitute a material portion of the compensation paid to the executive officers for fiscal year 2020 or 2021. Executive officers are eligible to participate in all of the Company’s employee benefit plans, such as medical, dental, group life, disability, accidental death and dismemberment insurance and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law. The Company pays premiums on behalf of its named executive officers in connection with the Company’s executive medical reimbursement plan and provides such officers with monthly auto allowances.
Equity Compensation Plan Information
The following table provides information regarding the 2020 Long-Term Incentive Plan as of December 31, 2021:
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon the exercise of outstanding options, warrants and rights(1)	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	—	—	195,924
Equity compensation plans not approved by security holders	—	—	—
Total			195,924

(1)
See Proposal Two (approval of Amendment No. 2 to the 2020 Long-Term Incentive Plan) for further information regarding the 2020 Long-Term Incentive Plan.

COMPENSATION OF DIRECTORS
The Company generally uses cash-based compensation to attract and retain qualified candidates to serve on the Board of Directors. In accordance with the Company’s compensation policy, for serving as a director for the fiscal year ended December 31, 2021, our non-employee directors each received an annual cash fee of $75,000. The Chairperson of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee receive additional annual cash fees of $20,000, $3,750 and $3,750, respectively. Further, on December 20, 2021, each of our non-employee directors was awarded 1,000 unrestricted shares of our common stock having a grant date fair value of $16.43 per share.
The table below summarizes the compensation information for the Company’s non-employee directors for the fiscal year ended December 31, 2021. Daniel G. Cohen, Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, and President and Chief Executive of the Company’s European Business, is not included in the table below as he is deemed a “named executive officer” of the Company. Compensation for Mr. Cohen is shown on the Summary Compensation Table above.
Director Compensation
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
G. Steven Dawson	95,000	16,430	—	—	—	—	111,430
Jack DiMaio	75,000	16,430	—	—	—	—	91,430
Jack Haraburda	78,750	16,430	—	—	—	—	95,180
Diana Louise Liberto	78,750	16,430	—	—	—	—	95,180

(1)
Amounts in this column represent annual Board fees and annual chair fees earned by non-employee directors for service in 2021.

The Company reimburses all non-employee directors for travel and other reasonable expenses incurred in connection with attending its Board of Directors, committee and annual meetings.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
If Proposal Two (approval of Amendment No. 2 to the 2020 Long-Term Incentive Plan) is approved by our stockholders, then the number of shares of the Company’s common stock authorized for issuance under the 2020 Long-Term Incentive Plan will increase from 1,200,000 shares to 1,900,000 shares. Our directors and executive officers are eligible to receive awards under the 2020 Long-Term Incentive Plan. Accordingly, our directors and executive officers may benefit from the payment of equity-based awards under the 2020 Long-Term Incentive Plan. Members of our Board and executive officers collectively own approximately 74.17% of the aggregate common stock, Series E Preferred Stock and Series F Preferred Stock outstanding and will vote such shares in favor of Proposal Two (see “Share Ownership of Certain Beneficial Owners and Management” below for additional details regarding the voting securities in the Company beneficially owned by our directors and executive officers).

PROPOSAL FOUR — RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Grant Thornton LLP to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
Stockholder ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm is not required under the laws of the State of Maryland, by our Bylaws or otherwise. However, our Board of Directors believes that it is good corporate practice to seek stockholder ratification of the selection of our independent registered public accounting firm. If the appointment of Grant Thornton LLP is not ratified, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm during the year if it determines that such a change would be in our best interests and those of our stockholders.
Representatives of Grant Thornton LLP are expected to be present at the Company’s 2022 Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from our stockholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR SUCH RATIFICATION.

PRINCIPAL ACCOUNTING FIRM FEES
During the years ended December 31, 2021 and December 31, 2020, Grant Thornton LLP provided various audit and non-audit services to the Company and its subsidiaries. The aggregate fees billed by Grant Thornton LLP to the Company and its subsidiaries for the years ended December 31, 2021 and 2020 were as follows:
	Year Ended December 31, 2021	Year Ended December 31, 2020
Audit Fees(1)	$614,130	$553,416
Audit-Related Fees(2)	19,950	19,950
Tax Fees	—	—
All Other Fees	10,000	59,000
Total Principal Accounting Firm Fees	$644,080	$632,366

(1)
Audit fees relate to services rendered by Grant Thornton LLP in connection with: (a) the audits of the annual financial statements included in our Annual Reports on Form 10-K and services attendant to, or required by, statute or regulation; (b) the reviews of the financial statements included in our Quarterly Reports on Form 10-Q; (c) other services related to SEC and other regulatory filings, including providing consents; (d) services provided in connection with the statutory audits of our U.S. broker-dealer and United Kingdom and French subsidiaries; and (e) accounting and financial consultation attendant to the audit.

(2)
Audit-related fees include fees related to the Company’s 401(k) savings plan.

The Audit Committee must pre-approve all audit services and non-audit services provided to the Company or our subsidiaries by our independent registered public accounting firm, except for non-audit services covered by the de minimis exception in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”). All of the audit and audit-related fees described above for which Grant Thornton LLP billed for the fiscal years ended December 31, 2021 and December 31, 2020 were pre-approved by the Audit Committee.
The Audit Committee considers and pre-approves any audit and non-audit services to be performed by our independent registered public accounting firm at our Audit Committee’s regularly scheduled and special meetings. The Audit Committee has delegated to its Chairman, an independent member of our Board of Directors, the authority to grant pre-approvals of all audit, review and attest services and non-attest services other than the fees and terms for our annual audit, provided that any such pre-approval by the Chairman shall be reported to our Audit Committee at its next scheduled meeting.
The Audit Committee has considered whether the provision of these services is compatible with maintaining the independent registered public accounting firm’s independence and has determined that such services have not adversely affected the independence of our independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The following is a report by the Audit Committee regarding the responsibilities and functions of the Audit Committee. This report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Exchange Act, except to the extent the Company specifically incorporates this report of the Audit Committee by reference therein.
The Audit Committee oversees our financial reporting process on behalf of the Board of Directors in accordance with the Audit Committee charter. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles (“GAAP”). Our independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and, if required by applicable law, an audit of the effective operation of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to oversee and review these processes. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements in the 2021 Form 10-K, including discussions regarding critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Company, the quality of such principles and practices, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed with management and the independent registered public accounting firm the Company’s internal controls over financial reporting, including a review of management’s and the independent registered public accounting firm’s assessments of and reports on the effectiveness of internal controls over financial reporting and any significant deficiencies or material weaknesses and discussed with management and the independent registered public accounting firm, as applicable, the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002, as amended, to accompany the Company’s periodic filings with the SEC.
In addition, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on their independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as currently in effect, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence, and satisfied itself as to their independence. When considering the independence of the independent registered public accounting firm, the Audit Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit of the Company’s consolidated financial statements and reviews of its consolidated financial statements, including in its Quarterly Reports on Form 10-Q, was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards (SAS) No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as subsequently superseded by Auditing Standard No. 1301.
In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the year ended December 31, 2021 be included in the 2021 Form 10-K.
The Audit Committee is composed of three independent non-employee directors and operates under a written charter adopted by the Board of Directors (which is available on our website at http://www.cohenandcompany.com). The Audit Committee currently consists of Ms. Liberto, Mr. Haraburda and Mr. Dawson, who serves as the Audit Committee Chairman. The Board of Directors, in its judgment, has determined that each committee member meets the independence requirements of the SEC and the NYSE American. The Board of Directors has also determined that each member of our Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the applicable NYSE American listing standards currently in effect, and that Mr. Dawson is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K.

The Audit Committee held five meetings during fiscal year 2021. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the independent registered public accounting firm. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. Audit Committee members rely, without independent investigation or verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with GAAP or that Grant Thornton LLP is in fact “independent.”
Respectfully Submitted,
Audit Committee
G. Steven Dawson, Chairman
Diana Louise Liberto
Jack Haraburda

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us regarding the beneficial ownership of our common stock, Series E Preferred Stock and Series F Preferred Stock as of April 7, 2022, the record date for the meeting, by (1) each person known by us to own beneficially more than 5% of our outstanding common stock, Series E Preferred Stock or Series F Preferred Stock, as applicable, (2) each current director and Director Nominee, (3) each named executive officer, and (4) all current directors and executive officers as a group. The number of shares of our stock beneficially owned by each entity, person, director, executive officer or named executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any stock as to which the individual has the sole or shared voting power or investment power and also any stock that the individual has a right to acquire within 60 days from April 7, 2022 through the exercise of any share option or other right. Unless otherwise indicated, each person has sole voting power and investment power with respect to the stock set forth in the following table.
Name	Series E Preferred Stock Beneficially Owned	Percent of Class(1)	Series F Preferred Stock Beneficially Owned	Percent of Class(2)	Common Stock Beneficially Owned	Percent of Class(3)
Greater than 5% owners:
Betsy Zubrow Cohen(4)	—	—	—	—	83,595	5.40%
Edward E. Cohen(5)	—	—	—	—	105,484	6.81%
EBC 2013 Family Trust(6)	—	—	—	—	80,000	5.17%
Directors and Named Executive Officers:
Lester R. Brafman(7)	—	—	—	—	145,952	9.43%
Daniel G. Cohen(8)	4,983,557	100%	22,429,541(9)	100%	4,140,951	75.20%
G. Steven Dawson(10)	—	—	—	—	26,970	1.74%
Jack J. DiMaio, Jr.	—	—	—	—	17,633	1.14%
Jack Haraburda	—	—	—	—	8,284	*
Diana Louise Liberto	—	—	—	—	12,338	*
Joseph W. Pooler, Jr.(11)	—	—	—	—	46,516	3.00%
All current executive officers and directors as a group (7 persons)(12)	4,983,557	100%	22,429,541	100%	4,398,644	79.88%

*
Beneficial ownership of less than 1% of the class is omitted.

(1)
Based on 4,983,557 shares of the Series E Preferred Stock issued and outstanding on April 7, 2022.

(2)
Based on 22,429,541 shares of the Series F Preferred Stock issued and outstanding on April 7, 2022.

(3)
Based on 1,548,385 shares of the Company’s common stock issued and outstanding on April 7, 2022.

(4)
The common stock includes 8,837 shares held by Solomon Investment Partnership, L.P. (the “Solomon Investment Partnership Shares”). Betsy Zubrow Cohen and Edward E. Cohen, her spouse, are the sole shareholders, officers and directors of the corporate general partner of Solomon Investment Partnership, L.P. and are the sole partners of the partnership. Betsy Zubrow Cohen and Edward E. Cohen share voting and dispositive power over the Solomon Investment Partnership Shares. Betsy Zubrow Cohen and Edward E. Cohen are the mother and father, respectively, of Daniel G. Cohen, Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, and President and Chief Executive of the Company’s European Business.

The number of shares of common stock beneficially owned by Betsy Zubrow Cohen and set forth in the table above is based on the Schedule 13D filed by Betsy Zubrow Cohen with the SEC on September 8, 2015.
The address for this stockholder is 1240 North Casey Key Road, Osprey, Florida 34229.

(5)
The common stock includes the Solomon Investment Partnership Shares, over which Edward E. Cohen and Betsy Zubrow Cohen, his spouse, share voting and dispositive power.

The number of shares of common stock beneficially owned by Edward E. Cohen and set forth in the table above is based on the Schedule 13D filed by Edward E. Cohen with the SEC on September 8, 2015 and information provided by the Company.
The address for this stockholder is 1240 North Casey Key Road, Osprey, Florida 34229.
(6)
The common stock includes 80,000 shares of common stock (the “EBC Shares”) issued to EBC 2013 Family Trust (“EBC”), as assignee of CBF, on September 25, 2013 at $20.00 per share (for an aggregate amount of $1,600,000) in connection with the CBF Purchase Agreement. All of the common stock is pledged as security.

The number of shares of common stock beneficially owned by EBC and set forth in the table above is based on the Schedule 13D filed by EBC with the SEC on September 30, 2013 and information provided by the Company.
The address for this stockholder is c/o Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.
(7)
Mr. Brafman is the Chief Executive Officer of the Company and of Cohn & Company, LLC. The common stock does not include an aggregate of 169,750 restricted shares of common stock previously granted to Mr. Brafman on various dates and which will vest and be delivered to Mr. Brafman between January 31, 2023 and January 31, 2026 so long as Mr. Brafman is employed by the Company or any of its subsidiaries on the applicable vesting dates. Also does not include an aggregate of 221,099 shares of common stock into which 2,210,990 LLC Units previously granted to Mr. Brafman on various dates, and which will vest and be delivered to Mr. Brafman between January 31, 2023 and January 31, 2027 so long as Mr. Brafman is employed by the Company or any of its subsidiaries on the applicable vesting dates, may become convertible into common stock.

(8)
Mr. Cohen is the Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, and President and Chief Executive of the Company’s European Business. Of the common stock, 160,325 shares are pledged as security.

The common stock includes 24,017 shares held directly by Mr. Cohen. The common stock also includes 1,410,485 shares of common stock into which 14,104,853 LLC Units held directly by Mr. Cohen may be redeemed within 60 days from April 7, 2022 (the “Cohen LLC Shares”).
The common stock includes the EBC Shares, of which Mr. Cohen may be deemed a beneficial owner as the result of his being a trustee of EBC and because Mr. Cohen has sole voting power with respect to all shares held by the EBC.
The common stock includes 78,740 shares of common stock held by CBF, as a result of Mr. Cohen being the sole owner and member of CBF. The common stock also includes 525,200 shares of common stock into which 5,252,002 LLC Units held by CBF may be redeemed within 60 days from April 7, 2022 (the “CBF Shares”).
The common stock includes 2,022,509 shares of common stock (the “DGC Trust Shares”) into which 20,225,095 LLC Units held by the DGC Family Fintech Trust (the “DGC Trust”) may be redeemed within 60 days from April 7, 2022. Mr. Cohen may be deemed to be the beneficial owner of any securities held by the DGC Trust as a result of his ability to acquire at any time any of the DGC Trust’s assets, including any securities held by the DGC Trust (and, in turn, the sole voting and sole dispositive power with respect to such securities), by substituting other property of an equivalent value without the approval or consent of any person, including any trustee or beneficiary of the DGC Trust.
The common stock does not include an aggregate of 390,850 shares of common stock into which 3,908,500 LLC Units previously granted to Mr. Cohen on various dates, and which will vest and be delivered to Mr. Cohen between January 31, 2023 and January 31, 2027 so long as Mr. Cohen is employed by the Company or any of its subsidiaries on the applicable vesting dates, may become convertible into common stock.
The address for this stockholder is c/o Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.
(9)
Of the 22,429,541 shares of the Series F Preferred Stock issued and outstanding as of April 7, 2022,

12,549,273 shares were owned by Daniel G. Cohen directly, and 9,880,268 shares were owned by the DGC Trust. Mr. Cohen may be deemed to be the beneficial owner of any securities held by the DGC Trust (including these 9,880,268 shares of Series F Preferred Stock) as a result of his ability to acquire at any time any of the DGC Trust’s assets, including any securities held by the DGC Trust (and, in turn, the sole voting and sole dispositive power with respect to such securities), by substituting other property of an equivalent value without the approval or consent of any person, including any trustee or beneficiary of the DGC Trust.
(10)
Mr. Dawson is a director of the Company. Includes 1,000 shares of common stock held directly by Mr. Dawson and 25,970 shares of common stock held by Corriente Private Trust. Mr. Dawson is the primary trustee and sole beneficiary of Corriente Private Trust and, through Corriente Private Trust, he has voting and investment control with respect to the securities held therein.

(11)
Mr. Pooler is the Executive Vice President, Chief Financial Officer and Treasurer of the Company. The common stock includes, 10,000 restricted shares granted on February 3, 2021, half of vested on January 31, 2022 and the remaining half will vest on January 31, 2023 so long as Mr. Pooler is then employed by the Company or any of its subsidiaries. The common stock also includes, 15,500 restricted shares granted on December 20, 2021, one-third of which will vest on each of January 31, 2023, January 31, 2024 and January 31, 2025, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.

(12)
The common stock includes the EBC Shares, the CBF Shares, the Cohen LLC Shares and the DGC Trust Shares, of which Daniel G. Cohen may be deemed to be a beneficial owner, as described in notes (6) and (8) above.

Dioptra Advisors III, LLC
Cohen & Company, LLC is the manager of Insurance Acquisition Sponsor III, LLC (“IAS III”) and Dioptra Advisors III, LLC, a majority owned subsidiary of the Company (“Dioptra III” and, together with IAS III, the “Insurance SPAC III Sponsor Entities”). The Insurance SPAC III Sponsor Entities are sponsors of INSU Acquisition Corp. III (NASDAQ: IIIIU), a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses (the “Insurance SPAC III”). On December 22, 2020, the Insurance SPAC III completed the sale of 25,000,000 units (the “Insurance SPAC III Units”) in its initial public offering, which includes 3,200,000 units issued pursuant to the underwriters’ over-allotment option.
In December 2020, Daniel G. Cohen, Lester R. Brafman and Joseph W. Pooler, Jr., purchased for $1,000, $1,000, and $150, respectively, interests in Dioptra III, representing 3.41%, 3.41% and 0.51% of the total interests in Dioptra III. In connection with the closing of a business combination involving the Insurance SPAC III, in respect of their ownership interests in Dioptra III, Messrs. Cohen, Brafman and Pooler will be distributed (subject to adjustment) from Dioptra III 200,000, 200,000 and 30,000 shares of the surviving entity’s common stock, respectively.
The following table sets forth certain information known to us regarding the beneficial ownership of limited liability company interests (“Dioptra III Interests”) in Dioptra Advisors III, LLC, a Delaware limited liability company and a majority owned subsidiary of Cohen & Company, LLC, as of April 7, 2022, by (1) each of our current directors and director nominees, (2) each of our named executive officers and (3) all of our current directors and executive officers as a group. The number of Dioptra III Interests beneficially owned by each of our directors or executive officers is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any Dioptra III Interests as to which the individual has the sole or shared voting power or investment power and also any Dioptra III Interests that the individual has a right to acquire within 60 days from April 7, 2022 through the exercise of any share option or other right. Unless otherwise indicated, each person has sole voting power and investment power with respect to the stock set forth in the following table.

Name	Percent of Class of Dioptra III Interests
Directors and Named Executive Officers:
Daniel G. Cohen(1)	3.41%
Lester R. Brafman(2)	3.41%
Joseph W. Pooler, Jr.(3)	*
All current executive officers and directors as a group (7 persons)	7.33%

*
Beneficial ownership of less than 1% of the class is omitted.

(1)
Mr. Cohen is the Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, and President and Chief Executive of the Company’s European Business. All of these Dioptra III Interests are held directly by Mr. Cohen.

(2)
Mr. Brafman is the Chief Executive Officer of the Company.

(3)
Mr. Pooler is the Executive Vice President, Chief Financial Officer and Treasurer of the Company.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS INFORMATION
This section of our proxy statement contains information about a variety of our corporate governance policies and practices. In this section, you will find information about how we are complying with the corporate governance rules of the NYSE American, which were approved by the SEC. We are committed to operating our business under strong and accountable corporate governance practices. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC.
Code of Business Conduct and Ethics
We have established a Code of Business Conduct and Ethics (the “Code of Ethics”) that sets forth basic principles of conduct and ethics to guide all of our employees, officers and directors. The purpose of the Code of Ethics is to:
•
Promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
Promote avoidance of conflicts of interest, including disclosure to an appropriate person or committee of any material transaction or relationship that reasonably could be expected to give rise to such a conflict;

•
Promote full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

•
Promote compliance with applicable governmental laws, rules and regulations;

•
Promote the prompt internal reporting to an appropriate person or committee of violations of the Code of Ethics;

•
Promote accountability for adherence to the Code of Ethics;

•
Provide guidance to employees, officers and directors to help them recognize and deal with ethical issues;

•
Provide mechanisms to report unethical conduct; and

•
Help foster our long-standing culture of honesty and accountability.

A waiver of any provision of the Code of Ethics as it relates to any director or executive officer must be approved by our Board of Directors without the involvement of any director who will be personally affected by the waiver or by a committee consisting entirely of directors, none of whom will be personally affected by the waiver. Waivers of the Code of Ethics for directors or executive officers will be promptly disclosed to our stockholders as required by applicable law. A waiver of any provision of the Code of Ethics as it relates to any other officer or employee must be approved by our Chief Financial Officer or Chief Legal Officer, if any, but only upon such officer or employee making full disclosure in advance of the behavior in question.
The Code of Ethics is available on our website at http://www.cohenandcompany.com and is also available in print free of charge to any stockholder who requests a copy by submitting a written request to Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, attention: Corporate Secretary.
Director Independence
Our Board of Directors is comprised of a majority of independent directors. In order for a director to be considered “independent,” our Board of Directors must affirmatively determine, based upon its review of all relevant facts and circumstances and after considering all applicable relationships, if any, that each of the current directors has no direct or indirect material relationship with the Company or its affiliates and satisfies the criteria for independence established by the NYSE American and the applicable rules promulgated by the SEC. Our Board of Directors has determined that each of the following members of the Board of Directors is independent: G. Steven Dawson, Jack Haraburda and Diana Louise Liberto. Our Board of

Directors has determined that Daniel G. Cohen is not independent because he is an employee of the Company. Our Board of Directors has determined that Jack J. DiMaio, Jr. is not independent because of the contractual relationships and obligations among the Company and JKD Capital Partners I LTD (“JKD Capital Partners”) (see “Certain Relationships and Related Party Transactions — JKD Capital Partners”).
It is the policy of our Board of Directors that the independent members of our Board of Directors meet separately without management directors at least twice per year during regularly scheduled Board meetings to discuss such matters as the independent directors consider appropriate. In 2021, the Company’s independent directors met separately without management directors two times.
Leadership Structure
The roles of Chairman of the Board and Chief Executive Officer are currently filled by separate individuals. Daniel G. Cohen is our Chairman and Lester R. Brafman is our Chief Executive Officer. The Board believes that the separation of the offices of the Chairman and Chief Executive Officer is appropriate at this time because it allows our Chief Executive Officer to focus primarily on the Company’s business strategy, operations and corporate vision. However, the Board does not have a policy mandating that the roles of Chairman and Chief Executive Officer continue to be separated. Our Board elects our Chairman and our Chief Executive Officer, and each of these positions may be held by the same person or may be held by different people. We believe it is important that the Board retain flexibility to determine whether the two roles should be separate or combined based upon the Board’s assessment of the Company’s needs and leadership at a given point in time.
As noted above, the independent directors meet without management present at regularly scheduled executive sessions. The current leadership model, when combined with the composition of the Board, the strong leadership of our independent directors and Board committees and the highly effective corporate governance structures and processes already in place, strikes an appropriate balance between consistent leadership and independent oversight of the Company’s business and affairs.
Role of the Board in Risk Oversight
The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas conducted by relevant Board committees that report on their findings to the Board. The oversight responsibility of the Board and the Board committees is facilitated by management reporting processes designed to provide information to the Board concerning the identification, assessment and management of critical risks and management’s risk mitigation strategies and practices. These areas of focus include compensation, financial (including accounting, reporting, credit, liquidity and tax), operational, legal, regulatory, compliance, political and strategic risks. The full Board (or the appropriate Board committee), in concert with the appropriate members of management within the Company, reviews management reports to formulate risk identification, risk management and risk mitigation strategies. When a Board committee initially reviews management reports, the Chairman of the relevant Board committee briefs the full Board on the specifics of the matter at the next Board meeting. This process enables the Board to coordinate the risk oversight role, particularly with respect to risks spanning more than one operational area. The Board’s role in risk oversight does not have a direct effect on the Board’s leadership structure.
Recommendation of Nominees to Our Board of Directors
Subject to the rights of certain stockholders to nominate directors (see Proposal One — Election of Directors, “Rights of Certain Stockholders to Nominate Directors” above), our Board of Directors is responsible for the selection of nominees for election or appointment to the Board of Directors based on recommendations of our Nominating and Corporate Governance Committee, which is currently comprised of Mr. Dawson, Mr. Haraburda and Ms. Liberto. Our Nominating and Corporate Governance Committee may consider nominees recommended by management and stockholders using the criteria approved by the Board of Directors to evaluate all candidates. Our Nominating and Corporate Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable for members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates, as appropriate. Upon selection of a qualified candidate, our Nominating and Corporate Governance Committee recommends the candidate for consideration by the full Board of Directors. Our Nominating and Corporate Governance Committee may engage consultants or third party search firms to assist in identifying and evaluating potential nominees. Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity.
Our Board of Directors’ policy is to encourage the selection of directors who will contribute to our overall corporate goals. Our Nominating and Corporate Governance Committee may, from time to time, review the appropriate skills and characteristics required of members of our Board of Directors, including such factors as business experience, diversity and personal skills in finance, marketing, financial reporting and other areas that are expected to contribute to an effective board. We do not have a specific policy on diversity of the Board of Directors. Instead, the Board of Directors evaluates nominees in the context of the Board of Directors as a whole, with the objective of recommending a group that can best support the success of the business and, based on the group’s diversity of experience, represent stockholder interests through the exercise of sound judgment. Such diversity of experience may be enhanced by a mix of different professional and personal backgrounds and experiences. Diversity is considered broadly and includes variety in personal and professional backgrounds, experience and skills, geographic location, as well as differences in gender, race, ethnicity and age. In evaluating potential candidates for our Board of Directors, our Nominating and Corporate Governance Committee will consider these factors in light of the specific needs of the Board at the time of its evaluation.
Our Nominating and Corporate Governance Committee may consider director candidates recommended by our stockholders. Our Nominating and Corporate Governance Committee will apply the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of our Board of Directors. To recommend a prospective nominee for consideration by our Nominating and Corporate Governance Committee, the candidate’s name and qualifications must be submitted in writing to our Secretary, Dennis Crilly, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, in accordance with the requirements set forth in the Company’s charter and Bylaws. The submission of stockholder nominees for director for inclusion in our proxy materials for our 2023 Annual Meeting of Stockholders must be received by our Secretary at our principal executive offices no later than December 15, 2022.
Communications with Our Company
Any employee, stockholder or other person may communicate with our Board of Directors or individual directors. Any such communications may be sent in writing to Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, Attn: Board of Directors.
Our Audit Committee has also established procedures for (a) the receipt, retention and treatment of complaints received by our Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. If you wish to contact our Audit Committee to report complaints or concerns relating to the financial reporting of our Company, you may do so in writing to the Chairman of the Audit Committee at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.
Any such communications may be made anonymously. We also have a compliance telephone hotline that may be used, on an anonymous basis or otherwise, to report any concerns or violations of our standards of conduct, policies or laws and regulations. The number to the hotline is (800) 399-3595.
Director Attendance at Annual Meeting
Although director attendance at our annual meeting of stockholders each year is strongly encouraged, we do not have an attendance policy. Messrs. Cohen, Dawson, and Haraburda and Ms. Liberto attended our 2021 annual meeting of stockholders.
Anti-Hedging Practices
Although we do not have a formal policy related to hedging transactions, we discourage our management and directors from engaging in hedging transactions in connection with our securities. Further, any such transactions would need to comply with our insider trading policy, as applicable.

MEETINGS AND COMMITTEES OF OUR BOARD OF DIRECTORS
Meetings of the Board of Directors
During fiscal year 2021, our Board of Directors held five meetings. Each of our directors attended at least 75% of the total number of meetings held by our Board of Directors during 2021.
Committees of the Board of Directors
The Board of Directors currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Board of Directors has affirmatively determined that each current committee member satisfies the independence requirements of the NYSE American and the SEC for membership on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. From time to time our Board of Directors may establish a new committee or disband a current committee depending upon the circumstances.
Audit Committee
We have a separately designated standing Audit Committee of our Board of Directors, as defined in Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is currently comprised of three of our independent directors: Messrs. Dawson and Haraburda and Ms. Liberto. Mr. Dawson is the Chairman of our Audit Committee. Our Board of Directors has determined that each of the current members of our Audit Committee is “independent” within the meaning of the rules of the NYSE American and the SEC and that each such individual is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE American. In addition, our Board of Directors has determined that Mr. Dawson is an “audit committee financial expert” as defined by the SEC. Our Audit Committee operates under a written charter that was originally adopted in 2006 and amended in 2007, 2009 and 2014. A copy of the charter may be found on our website at http://www.cohenandcompany.com and will be provided in print, free of charge, to any stockholder who requests a copy by submitting a written request to our Secretary, Dennis Crilly, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104. Our Audit Committee met five times in 2021. Each of the members of the Audit Committee attended at least 75% of the total number of meetings held by the Audit Committee during fiscal year 2021.
Our Audit Committee has responsibility for engaging independent registered public accounting firms, reviewing with them the plans and results of the audit engagement, approving the professional services they provide to us, reviewing their independence and considering the range of audit and non-audit fees. Our Audit Committee assists our Board of Directors with oversight of (a) the integrity of our financial statements; (b) our compliance with legal and regulatory requirements; (c) the qualifications, independence and performance of the registered public accounting firm that we employ for the audit of our financial statements; and (d) the performance of the people responsible for our internal audit function. Among other things, our Audit Committee prepares the Audit Committee report for inclusion in our annual proxy statement, conducts an annual review of its charter and evaluates its performance on an annual basis. Our Audit Committee also establishes procedures for the receipt, retention and treatment of complaints that we receive regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Our Audit Committee has the authority to retain counsel and other experts or consultants at our expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of our Board of Directors.
Compensation Committee
The current members of the Compensation Committee are Messrs. Dawson and Haraburda and Ms. Liberto. Mr. Haraburda is the Chairman of the Compensation Committee. Our Board of Directors has determined that each of the current members of the Compensation Committee is “independent” within the meaning of the rules of the NYSE American.

The Compensation Committee assists our Board of Directors in discharging its responsibilities relating to compensation of our directors and officers. The Compensation Committee has overall responsibility for evaluating, recommending changes to and administering our compensation plans, policies and programs. Among other things, the Compensation Committee: (a) reviews the Company’s overall compensation structure, policies and programs; (b) makes recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans; (c) annually reviews the compensation of directors for service on the Board of Directors and its committees and recommends any changes in Board compensation; (d) annually reviews the performance of our Chief Executive Officer and communicates the results of the review to the Chief Executive Officer and the Board of Directors; (e) if required by applicable law, produces an annual report on executive compensation for inclusion in our annual proxy statement; (f) annually reviews and reassesses the adequacy of its charter and recommends any proposed changes to the Board for approval; and (g) annually reviews its performance. The Compensation Committee has authority to grant awards under our 2020 Long-Term Incentive Plan. The Compensation Committee also has the authority to retain counsel and other experts or consultants at the Company’s expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of the Board of Directors.
The Compensation Committee operates under a written charter that was originally adopted in 2006 and amended in 2009 and 2014. A copy of the charter may be found on our website at http://www.cohenandcompany.com and will be provided in print, without charge, to any stockholder who requests a copy. The Compensation Committee met four times in 2021. All of the committee members attended the meetings of our Compensation Committee held during fiscal year 2021.
Nominating and Corporate Governance Committee
The current members of the Nominating and Corporate Governance Committee are Messrs. Dawson and Haraburda and Ms. Liberto. Ms. Liberto is the Chair of the Nominating and Corporate Governance Committee. Our Board of Directors has determined that each of the current members of the Nominating and Corporate Governance Committee is “independent” within the meaning of the rules of the NYSE American.
The Nominating and Corporate Governance Committee’s primary functions are to: (a) recommend to the Board of Directors qualified candidates for election as directors and recommend a slate of nominees for election as directors at our annual meeting; (b) periodically prepare and submit to the Board of Directors for adoption its selection criteria for director nominees; (c) review and make recommendations on matters involving the general operation of the Board of Directors, including development and recommendation of our corporate governance guidelines; (d) annually recommend to the Board of Directors nominees for each committee of the Board; and (e) facilitate the assessment of the Board’s performance as a whole and of the individual directors and report thereon to the Board of Directors. The Nominating and Corporate Governance Committee has the authority to retain counsel and other experts or consultants at the Company’s expense that it deems necessary or appropriate to enable it to carry out its duties without seeking the approval of the Board of Directors.
The Nominating and Corporate Governance Committee operates under a written charter that was originally adopted in 2006 and amended in 2009 and 2014. A copy of the charter may be found on our website at http://www.cohenandcompany.com and will be provided in print, without charge, to any stockholder who requests a copy. Our Nominating and Corporate Governance Committee met once in 2021. All of the committee members attended the meeting of our Nominating and Corporate Governance Committee held during fiscal year 2021.

EXECUTIVE OFFICERS
Set forth below is information regarding our executive officers as of April 7, 2022.
Name	Age	Position
Lester R. Brafman	59	Chief Executive Officer
Daniel G. Cohen	52	President and Chief Executive, European Business
Joseph W. Pooler, Jr.	56	Executive Vice President, Chief Financial Officer and Treasurer
Lester R. Brafman, age 59, has served as the Chief Executive Officer of the Company and of Cohen & Company, LLC since September 16, 2013. Mr. Brafman also serves as Chairman of the Board of Directors of our French subsidiary, Cohen & Company Financial (Europe) S.A., an investment services provider authorized and regulated by the French Prudential Supervision and Resolution Authority, and has served in such capacity since July 2021. Mr. Brafman served as the President of the Company and of Cohen & Company, LLC from June 3, 2013 until September 16, 2013. Prior to joining the Company and Cohen & Company, LLC, Mr. Brafman served as a Managing Director at Goldman Sachs & Co. from July 2001 until August 2012. During his tenure at Goldman Sachs, Mr. Brafman held various positions including: Leveraged Finance Sales; Chief Operating Officer of Global Credit and Mortgage Trading; and Head of High Yield and Distressed Trading. Prior to joining Goldman Sachs, Mr. Brafman served as a Managing Director at Credit Suisse First Boston from July 1994 until October 2000 where, over the course of his employment, he served as Head of High Yield Trading and as Head of Emerging Market and Sovereign Trading. Prior to joining Credit Suisse, Mr. Brafman worked at Wasserstein Perella & Co. from March 1992 until July 1994, and at Lehman Brothers Holdings Inc. from September 1988 until March 1992. Mr. Brafman received a B.A. from Columbia University and an M.B.A. from the Amos Tuck School of Business Administration, Dartmouth College.
Daniel G. Cohen, age 52, has served as the President and Chief Executive of the Company’s European Business since September 16, 2013. See Proposal One — Election of Directors, “Names of the Director Nominees and Biographical Information; Qualifications” above for Mr. Cohen’s biographical information.
Joseph W. Pooler, Jr., age 56, has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since December 16, 2009, as Cohen & Company, LLC’s Chief Financial Officer since November 2007 and as its Chief Administrative Officer since May 2007. Since December 2020, Mr. Pooler has served as the Chief Financial Officer of FTAC Parnassus Acquisition Corp. and FTAC Zeus Acquisition Corp. pursuant to a support services arrangement Cohen & Company, LLC has with each of these special purpose acquisitions corporations. FTAC Parnassus Acquisition Corp. and FTAC Zeus Acquisition Corp. are sponsored by FinTech Masala, LLC. Since October 2020, Mr. Pooler has served as Chief Financial Officer and Secretary of the Insurance SPAC III, and as Chief Financial Officer of INSU Acquisition Corp. IV, a blank check company that will seek to effect a business combination with one or more businesses, since November 2020. Mr. Pooler previously served as Chief Accounting Officer and Treasurer of the Insurance SPAC from March 2018 until the Insurance SPAC Merger in October 2020 and as Chief Financial Officer and Treasurer of the Insurance SPAC II from July 2020 until the Insurance SPAC II Merger in February 2021. From July 2006 to November 2007, Mr. Pooler also served as Senior Vice President of Finance of Cohen & Company, LLC. From November 2007 to March 2009, Mr. Pooler also served as Chief Financial Officer of Muni Funding Company of America, LLC, a company investing in middle-market non-profit organizations. Prior to joining Cohen & Company, LLC, from 1999 to 2005, Mr. Pooler held key management positions at Pegasus Communications Corporation (now known as The Pegasus Companies, Inc. (OTC: PEGX)), which operated in the direct broadcast satellite television and broadcast television station segments. While at Pegasus, Mr. Pooler held various positions including Chief Financial Officer, Principal Accounting Officer, and Senior Vice President of Finance. From 1993 to 1999, Mr. Pooler held various management positions with MEDIQ, Incorporated, including Corporate Controller, Director of Operations, and Director of Sales Support. Mr. Pooler holds a B.A. from Ursinus College, an M.B.A. from Drexel University, and was a Certified Public Accountant in the Commonwealth of Pennsylvania (license lapsed).
No executive officer was selected as a result of any arrangement or understanding between the executive officer or any other person. All executive officers are appointed annually by, and serve at the discretion of, our Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Company has identified the following related party transactions since January 1, 2020. Unless indicated otherwise, all dollar amounts (except share and per share data) in the section below are in thousands. Each of the transactions below were approved or ratified in accordance with our policies regarding related party transactions, which are described in greater details below.
A. Daniel G. Cohen, Cohen Bros. Financial, LLC (“CBF”) and EBC 2013 Family Trust (“EBC”)
Daniel G. Cohen is the Company’s Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, and President and Chief Executive of the Company’s European operations.
CBF has been identified as a related party because Daniel G. Cohen is the sole owner and member of CBF.
EBC has been identified as a related party because Mr. Cohen is a trustee of EBC and has sole voting power with respect to all shares of the Company held by EBC.
On September 25, 2013, in connection with the CBF Purchase Agreement, the Company issued to EBC, as assignee of CBF, $1,600 in shares of common stock (or, 80,000 shares) and a Convertible Senior Promissory Note in the aggregate principal amount of $2,400 (the “EBC Note”). On September 25, 2019, the EBC Note was amended and restated. The material terms and conditions of the EBC Note remained substantially the same, except that (i) the maturity date thereof changed from September 25, 2019 to September 25, 2020; (ii) the conversion feature therein was removed; (iii) the interest rate thereunder changed from 8% per annum (9% in the event of certain events of default) to 12% per annum (13% in the event of certain events of default); and (iv) the restrictions regarding prepayment were removed. On September 25, 2020, the EBC Note was amended again to extend its maturity date until September 25, 2021. On September 24, 2021, the Company fully paid all outstanding principal and interest on the EBC Note. Additional information regarding CBF’s September 2013 investment in the Company is included in note 20 to the Company’s audited financial statements for the year ended December 31, 2021 in the 2021 Form 10-K. The Company incurred interest expenses relating to the EBC Note and the amended and restated EBC Note in the amounts of $211 in 2021 and $289 in 2020.
On September 29, 2017, Cohen & Company, LLC entered into (i) an investment agreement with CBF, pursuant to which CBF agreed to invest $8,000 into Cohen & Company, LLC (the “CBF Investment Agreement”); and (ii) an investment agreement with the DGC Family Fintech Trust (the “DGC Trust”), a trust established by Daniel G. Cohen, pursuant to which the DGC Trust agreed to invest $2,000 into Cohen & Company, LLC (the “DGC Trust Investment Agreement”). The Company incurred interest expenses on the CBF investment of $197 in 2021 and $1,191 in 2020.
Information relating to the DGC Trust Investment Agreement is set forth below under the heading “Certain Relationships and Related Party Transactions — C. The DGC Trust.”
The CBF Investment Agreement and the DGC Trust Investment Agreement were both amended on September 25, 2019 and again on December 4, 2019, with each amendment becoming effective October 1, 2019. The amendments included the following amendments to each of the CBF Investment Agreement and the DGC Trust Investment Agreement:
(a)
The term “Investment Amount” under the CBF Investment Agreement was reduced from $8,000 to $6,500 in exchange for a one-time payment of $1,500 from the Operating LLC to CBF. The payment of $1,500 was made by the Operating LLC to CBF in October 2019;

(b)
The term “Investment Return” under the CBF Investment Agreement was amended to mean an annual return equal to:

•
for the Annual Period ending on September 29, 2020, 3.75% of the Investment Amount, plus (x) 11.47% of any revenue of the GCF repo business (the “Revenue of the Business”) during such period between zero and $11,777 plus (y) 7.65% of any Revenue of the Business during such period in excess of $11,777. Prior to the second amendment, the Investment Return was with respect to any twelve-month period ending on September 29, 2020 (each, an “Annual Period”) was

3.75% of the Investment Amount plus (x) 11.47% of the Revenue of the Business for any Annual Period in which the Revenue of the Business was greater than zero but less than or equal to $5,333, (y) $612 for any Annual Period in which the Revenue of the Business is greater than $5,333 but less than or equal to $8,000, or (z) 7.65% of the Revenue of the Business for any Annual Period in which the Revenue of the Business is greater than $8,000; and
•
for any Annual Period following September 29, 2020, (x) for any Annual Period in which the Revenue of the Business is greater than zero, the greater of 20% of the Investment Amount or 15.29% of the Revenue of the Business, or (y) for any Annual Period in which the Revenue of the Business is zero or less than zero, 3.75% of the Investment Amount.

(c)
The term “Investment Return” under the DGC Trust Investment Agreement was amended to mean an annual return equal to:

•
for the twelve-month period ending on September 29, 2020, 3.75% of the Investment Amount plus (x) 3.53% of any Revenue of the Business during such period between zero and $11,177 plus (y) 2.35% of any Revenue of the Business during such period in excess of $11,177. Prior to the second amendment, the Investment Return was 3.75% of the Investment Amount, as defined in the DGC Trust Investment Agreement, plus (x) 3.53% of the Revenue of the Business, for any Annual Period in which the Revenue of the Business is greater than zero but less than or equal to $5,333, (y) $188 for any Annual Period in which the Revenue of the Business is greater than $5,333, but less than or equal to $8,000, or (z) 2.35% of the Revenue of the Business for any Annual Period in which the Revenue of the Business is greater than $8,000; and

•
for any Annual Period following September 29, 2020, (x) for any Annual Period in which the Revenue of the Business is greater than zero, the greater of 20% of the Investment Amount or 4.71% of the Revenue of the Business, or (y) for any Annual Period in which the Revenue of the Business is zero or less than zero, 3.75% of the Investment Amount.

On September 25, 2020, Cohen & Company, LLC and CBF entered into Amendment No. 3 to CBF Investment Agreement, which amended the CBF Investment Agreement (i) to extend the date thereunder pursuant to which the Company or CBF could cause a redemption of the Investment Amount from September 27, 2020 to January 1, 2021, and (ii) to state that no such redemption by the Company could be in violation of any loan agreement to which the Company was then a party.
On October 9, 2020 and effective October 15, 2020, Cohen & Company, LLC entered into Amendment No. 4 to Investment Agreement, which further amended the CBF Investment Agreement to, among other things, (A) decrease the “Investment Amount” under the CBF Investment Agreement from $6,500 to $4,000 in exchange for a one-time payment of $2,500 from Cohen & Company, LLC to CBF; and (B) provide that the term “Investment Return” (as defined in the CBF Investment Agreement) will mean an annual return equal to: (i) for any twelve-month period following September 29, 2020 (each, an “Annual Period”) in which the revenue of the business of JVB (“Revenue of the Business”), is greater than zero, the greater of 20% of the Investment Amount or 9.4% of the Revenue of the Business; or (ii) for any Annual Period in which the Revenue of the Business is zero or less than zero, 3.75% of the Investment Amount. Prior to the Investment Agreement Amendment, the term “Investment Return” under the CBF Investment Agreement was defined as: (A) with respect to any Annual Period in which the Revenue of the Business was greater than zero, the greater of 20% of the Investment Amount or 15.2% of the Revenue of the Business; or (B) for any Annual Period in which the Revenue of the Business was zero or less than zero, 3.75% of the Investment Amount. On March 30, 2021, the Company redeemed the remaining balance of $4,000 under the CBF Investment Agreement.
On December 30, 2019, the Company entered into the Securities Purchase Agreement (the “2019 Unit Purchase Agreement”), by and among the Company, Cohen & Company, LLC, Daniel G. Cohen and the DGC Trust, pursuant to which, among other things, Cohen & Company, LLC issued to Daniel G. Cohen and the DGC Trust an aggregate of 22,429,541 LLC Units (referred to herein, collectively, as the “2019 LLC Units”). Additional information regarding the 2019 Unit Purchase Agreement is included in note 21 to the Company’s audited financial statements for the year ended December 31, 2021 in the 2021 Form 10-K.

B. JKD Capital Partners
On October 3, 2016, Cohen & Company, LLC entered into an Investment Agreement (the “JKD Investment Agreement”) with JKD Capital Partners, pursuant to which JKD Capital Partners agreed to invest into Cohen & Company, LLC up to $12,000, of which $6,000 was invested into Cohen & Company, LLC on October 3, 2016, an additional $1,000 was invested into Cohen & Company, LLC on January 25, 2017, and an additional $1,238 was invested into Cohen & Company, LLC on January 9, 2019.
JKD Capital Partners is identified as a related party because it is owned by Jack J. DiMaio, Jr., the Vice Chairman of the Board of Directors and Board of Managers of Cohen & Company, LLC, and his spouse. Pursuant to the JKD Investment Agreement, in exchange for JKD Capital Partners’ investment in Cohen & Company, LLC, Cohen & Company, LLC agreed to pay to JKD Capital Partners, in arrears following each calendar quarter during the term of the JKD Investment Agreement, an amount (the “JKD Investment Return”) equal to 50% of the difference between (i) the revenues generated during such quarter by the activities of JVB’s Institutional Corporate Trading business, and (ii) certain expenses incurred by JVB’s Institutional Corporate Trading business during such calendar quarter. In addition, pursuant to the JKD Investment Agreement, at any time following October 3, 2019, JKD Capital Partners may, upon two months’ notice to Cohen & Company, LLC, cause Cohen & Company, LLC to pay (a “Redemption”) to JKD Capital Partners an amount equal to the “Investment Balance” (as defined in the JKD Investment Agreement) as of the day prior to such Redemption. Further, if Cohen & Company, LLC or JVB sells JVB’s Institutional Corporate Trading business to any unaffiliated third party, and such sale is not part of a larger sale of all or substantially all of the assets or equity securities of Cohen & Company, LLC or JVB, Cohen & Company, LLC will pay to JKD Capital Partners an amount equal to 25% of the net consideration paid to Cohen & Company, LLC in connection with such sale, after deducting certain amounts and certain expenses incurred by Cohen & Company, LLC or JVB in connection with such sale.
On March 6, 2019, JKD Capital Partners and Cohen & Company, LLC entered into an amendment to the JKD Investment Agreement (the “JKD Investment Agreement Amendment”), pursuant to which the term “JKD Investment Return” under the JKD Investment Agreement was amended to mean (A) during the fourth quarter of 2018, an amount equal to 42% of the difference between (i) the revenues generated during a quarter by the activities of JVB’s Institutional Corporate Trading business and (ii) certain expenses incurred by JVB’s Institutional Corporate Trading business (the “JVB Institutional Corporate Trading Business Net Revenue”), and (B) commencing on January 1, 2019 and for each quarter during the remainder of the term of the JKD Investment Agreement, an amount equal to a percentage of the JVB Institutional Corporate Trading Business Net Revenue, which percentage is based on JKD Capital Partners’ investment under the JKD Investment Agreement as a percentage of the total capital allocated to JVB’s Institutional Corporate Trading business.
In connection with the JKD Investment Agreement, as amended by the JKD Investment Agreement Amendment, the Company paid JKD Investment Returns to JKD Capital Partners equal to $1,715 in 2021 and $1,883 in 2020.
Additional information regarding JKD Capital Partners’ investment in Cohen & Company, LLC pursuant to the JKD Investment Agreement is included in notes 19 and 20 to the Company’s audited financial statements for the year ended December 31, 2021 in the 2021 Form 10-K.
On January 31, 2020, Cohen & Company, LLC, entered into a Note Purchase Agreement (the “JKD Purchase Agreement”), by and among Cohen & Company, LLC, JKD Capital Partners and RN Capital Solutions LLC (“RNCS”). Pursuant to the JKD Purchase Agreement, among other things, (i) JKD Capital Partners purchased from Cohen & Company, LLC a Senior Promissory Note in the aggregate principal amount of $2,250 (the “JKD Note”); and (ii) RNCS purchased from Cohen & Company, LLC a Senior Promissory Note in the aggregate principal amount of $2,250 (the “RNCS Note”).
On January 31, 2022, Cohen & Company, LLC and JKD entered into a Note Purchase Agreement (the “2022 JKD Purchase Agreement”), pursuant to which, among other things, on such date, (i) JKD paid to Cohen & Company, LLC an additional $2,250 and (ii) in consideration for such funds, Cohen & Company, LLC issued to JKD an Amended and Restated Senior Promissory Note in the aggregate principal amount of $4,500,000 (the “Amended and Restated JKD Note”), which Amended and Restated JKD Note amended and restated the JKD Note in its entirety. Pursuant to the 2022 JKD Purchase Agreement, Cohen & Company, LLC paid in full all amounts outstanding under the RNCS Note on January 31, 2022.
The Amended and Restated JKD Note evidences Cohen & Company, LLC’s obligation to repay to JKD (i) the original principal amount of $2,250 paid by JKD to Cohen & Company, LLC under the JKD Purchase Agreement, plus (ii) the additional $2,250 paid by JKD to Cohen & Company, LLC under the 2022 JKD Purchase Agreement.
Pursuant to the Amended and Restated JKD Note, which is substantially identical to the JKD Note, the unpaid principal amount and all accrued but unpaid interest thereunder will be due and payable in full on January 31, 2024; provided, that, at any time after January 31, 2023 and prior to January 31, 2024, the holder of the Amended and Restated JKD Note may, with at least 31 days’ prior written notice from the holder to Cohen & Company, LLC, declare the entire unpaid principal amount outstanding and all interest accrued and unpaid on the Amended and Restated JKD Note to be immediately due and payable.
The Amended and Restated JKD Note accrues interest on the unpaid principal amount from January 31, 2022 until maturity at a rate equal to 10% per year. Interest on the Amended and Restated JKD Note is payable in cash quarterly on each January 1, April 1, July 1, and October 1, commencing on April 1, 2022. Under the Amended and Restated JKD Note, upon the occurrence or existence of any “Event of Default” thereunder, the outstanding principal amount is (or in certain instances, at the option of the holder thereof, may be) immediately accelerated. Further, upon the occurrence of any “Event of Default” under the Amended and Restated JKD Note and for so long as such Event of Default continues, all principal, interest and other amounts payable under the Amended and Restated JKD Note will bear interest at a rate equal to 11% per year.
Pursuant the Amended and Restated JKD Note, following the Effective Date, the Operating Company may not incur any indebtedness that is a senior obligation to the Amended and Restated JKD Note.
The Company incurred interest expense relating to the JKD Note in the amount of $270 in 2021 and $248 in 2020.
C. The DGC Trust
The DGC Trust has been identified as a related party because Daniel G. Cohen’s children are beneficiaries of the trust.
On March 10, 2017, the Company and Cohen & Company, LLC entered into a Securities Purchase Agreement with the DGC Trust, pursuant to which the DGC Trust agreed to purchase from Cohen & Company, LLC a Convertible Senior Secured Promissory Note (the “DGC Trust Note”) in the aggregate principal amount of $15,000. The Company incurred interest on the DGC Trust Note of $1,533 in 2021 and $1,505 in 2020. On March 10, 2022, Cohen & Company, LLC, pursuant to the terms and conditions of the DGC Trust Note, extended the maturity date thereunder from March 10, 2022 to March 10, 2023. On March 20, 2022, the DGC Trust elected to convert and converted the DGC Trust Note into an aggregate of 10,344,827 LLC Units at the conversion rate specified in the DGC Trust Note of $1.45 per unit. As a result of such conversion, the DGC Trust Note was cancelled in its entirety. Additional information regarding the DGC Trust’s investment in Cohen & Company, LLC pursuant to this Securities Purchase Agreement is included in notes 19 and 20 to the Company’s audited financial statements for the year ended December 31, 2021 in the 2021 Form 10-K.
As noted above, on September 29, 2017, Cohen & Company, LLC entered into the DGC Trust Investment Agreement, pursuant to which the DGC Trust invested $2,000 into Cohen & Company, LLC. The Company incurred interest expenses on this investment of $0 in 2021 and $299 in 2020. Additional information regarding the DGC Trust Investment Agreement is included in notes 19 and 20 to the Company’s audited financial statements for the year ended December 31, 2021 in the 2021 Form 10-K and above under the heading “Certain Relationships and Related Party Transactions — A. Daniel G. Cohen, Cohen Bros. Financial, LLC (“CBF”) and EBC 2013 Family Trust (“EBC”).”
On September 30, 2020, the Company redeemed the DGC Trust Investment Agreement in full by making payment of $2,000.

As noted above, on December 30, 2019, the Company entered into the 2019 Unit Purchase Agreement, by and among the Company, Cohen & Company, LLC, Daniel G. Cohen and the DGC Trust, pursuant to which, among other things, Cohen & Company, LLC issued the 2019 LLC Units to Daniel G. Cohen and the DGC Trust.
D. Duane Morris, LLP (“Duane Morris”)
Duane Morris is an international law firm and serves as legal counsel to the Company. Duane Morris is considered a related party because a partner at Duane Morris is a member of the same household as Diana Liberto, a director of the Company. Expense incurred by the Company for services provided by Duane Morris were $925 in 2021 and $1,194 in 2020.
E. Investment Vehicle and Other
FlipOs (previously Stoa USA, Inc.)
FlipOs, a tech platform for real estate investors, has been identified as a related party because Daniel G. Cohen is a director of the entity. As of December 31, 2021, the Company made cumulative investments of $566 in FlipOs.
The Insurance SPAC II
The Insurance SPAC II has been identified as a related party because Daniel G. Cohen served as the Chairman of the Board of the Insurance SPAC II from January 2019 until the Insurance SPAC II Merger in February 2021, and because Joseph W. Pooler, Jr. served as Chief Financial Officer and Treasurer of the Insurance SPAC II from July 2020 until the Insurance SPAC II Merger in February 2021.
Cohen & Company, LLC and the Insurance SPAC II entered into an administrative services agreement, dated September 2, 2020, pursuant to which the Cohen & Company, LLC and the Insurance SPAC agreed that, commencing on the date that the Insurance SPAC II’s securities were first listed on the NASDAQ Capital Market through the earlier of the Insurance SPAC II’s consummation of a business combination and its liquidation, the Insurance SPAC II would pay the Cohen & Company, LLC $20 per month for certain office space, utilities, secretarial support, and administrative services. Revenue earned by the Company from such administrative services agreement was $40 in 2021 and $80 in 2020. The Company also agreed to lend the Insurance SPAC II $750 for operating and acquisition related expenses as a sponsor of Insurance SPAC II, although no amounts were borrowed by the Insurance SPAC II.
Insurance SPAC III
The Insurance SPAC III has been identified as a related party because Daniel G. Cohen has served as the Chairman of the Board of the Insurance SPAC III since October 2020, and because Joseph W. Pooler, Jr. has served as Chief Financial Officer and Secretary of the Insurance SPAC III since October 2020.
Cohen & Company, LLC and the Insurance SPAC III entered into an administrative services agreement, dated December 17, 2020, pursuant to which Cohen & Company, LLC and the Insurance SPAC III agreed that, commencing on the date that the Insurance SPAC III’s securities were first listed on the NASDAQ Capital Market through the earlier of the Insurance SPAC III’s consummation of a business combination and its liquidation, the Insurance SPAC III would pay the Operating LLC $20 per month for certain office space, utilities, and shared personnel support as may be requested by Insurance SPAC III. Revenue earned by the Company from such administrative services agreement was $240 in 2021 and $20 in 2020. The Company also has loaned the Insurance SPAC III $810 for operating and acquisition related expenses as a sponsor of Insurance SPAC III.
Fintech Masala Advisors, LLC
Fintech Masala Advisors, LLC (the “FTAC III Sponsor”) was the sponsor of Fintech Acquisition Corp. III (“FTAC III”), a special purpose acquisition company (SPAC) which consummated a business combination with Paya Holdings Inc. (Nasdaq: PAYA) on October 16, 2020. FTAC III Sponsor has been identified as a related party because Daniel G. Cohen is the manager of FTAC III Sponsor. In December 2018, Cohen & Company, LLC entered into an agreement with the FTAC III Sponsor, whereby the Company provided certain accounting and administrative services and, in exchange for such services, the Company was entitled to a final allocation of 23,300 founder shares of FTAC III (currently PAYA common stock), which when granted and until the closing of the business combination on October 16, 2020 had nominal value. The PAYA common stock price at the close of business on October 16, 2020, the business combination closing date, was $11.37 per share. The PAYA common stock were subject to sale restrictions at the date of the business combination and certain of the PAYA common stock held by the Company remain subject to such restrictions as of the date of this proxy statement. Accordingly, the PAYA common stock share price as of the business combination may not be indicative of the amount monetized by the Company when it ultimately sells these shares.
Fintech Masala Advisors IV, LLC and Perella Weinberg Partners
Fintech Masala Advisors IV, LLC (the “FTAC IV Sponsor”) was the sponsor of Fintech Acquisition Corp. IV (“FTAC IV”), a special purpose acquisition company (SPAC) which consummated a business combination with Perella Weinberg Partners (Nasdaq: PWP) on June 24, 2021. FTAC IV Sponsor has been identified as a related party because Daniel G. Cohen is the manager of FTAC IV Sponsor. In addition, Perella Weinberg Partners has also been identified as a related party because Daniel G. Cohen is a member of its board of directors. In September 2020, Cohen & Company, LLC entered into an agreement with the FTAC IV Sponsor, whereby the Company provided certain accounting and administrative services and, in exchange for such services, the Company was entitled to a final allocation of 24,547 founder shares of FTAC IV (currently PWP common stock), which when granted and until the closing of the business combination on June 24, 2021 had nominal value. In addition, the Company made a nominal additional investment in FTAC IV Sponsor and, in connection therewith, was entitled to an additional final allocation of 81,825 founder shares of FTAC IV (currently PWP common stock), which when granted and until the closing of the business combination on June 24, 2021 also had nominal value. The PWP common stock price at the close of business on June 24, 2021, the business combination closing date, was $13.28 per share. The PWP common stock were subject to sale restrictions at the date of the business combination and certain of the PWP common stock held by the Company remain subject to such restrictions as of the date of this proxy statement. Accordingly, the PWP common stock share price as of the business combination may not be indicative of the amount monetized by the Company when it ultimately sells these shares.
FTAC Olympus Advisors, LLC
FTAC Olympus Advisors, LLC (the “FTAC Olympus Sponsor”) was the sponsor of FTAC Olympus Acquisition Corp. (“FTAC Olympus”), a special purpose acquisition company (SPAC) which consummated a business combination with Payoneer Global, Inc. (Nasdaq: PAYO) on June 25, 2021. FTAC Olympus Sponsor has been identified as a related party because Betsy Cohen, Daniel G. Cohen’s mother, is the manager of FTAC Olympus Sponsor. In September 2020, Cohen & Company, LLC entered into an agreement with the FTAC Olympus Sponsor whereby the Company provided certain accounting and administrative services and, in exchange for such services, the Company was entitled to a final allocation of 19,987 founder shares of FTAC Olympus (currently PAYO common stock), which when granted and until the closing of the business combination on June 25, 2021 had nominal value. In addition, the Company made a nominal additional investment in FTAC Olympus Sponsor, and was entitled to an additional final allocation of 399,741 founder shares of FTAC Olympus (currently PAYO common stock), which when granted and until the closing of the business combination on June 25, 2021 also had nominal value. The PAYO common stock price at the close of business on June 25, 2021, the business combination closing date, was $10.76 per share. The PAYO common stock were subject to sale restrictions at the date of the business combination and certain of the PAYO common stock held by the Company remain subject to such restrictions as of the date of this proxy statement. Accordingly, the PAYO common stock share price as of the business combination may not be indicative of the amount monetized by the Company when it ultimately sells these shares.
H. Directors and Employees
In addition to the employment agreements the Company has entered into with Daniel G. Cohen and Joseph W. Pooler, Jr., the Company’s Chief Financial Officer (each of which is described above), the Company has entered into its standard indemnification agreement with each of its directors and executive officers.

The Company maintains a 401(k) savings plan covering substantially all of its employees. The Company matches 50% of employee contributions for all participants not to exceed 3% of their salary. Contributions made to the plan on behalf of the Company were $287 and $270 for the years ended December 31, 2021 and 2020, respectively.
Solomon Cohen
Solomon Cohen has been identified as a related party because he is the son of Daniel G. Cohen. Solomon Cohen is employed by the Company as a Portfolio Manager of the Company’s investment advisor subsidiary, Cohen & Company Financial Management, LLC.
In connection with Solomon Cohen’s employment with the Company, the Company paid to Solomon Cohen an aggregate of $4,173 and $259 in compensation and discretionary bonuses for 2021 and 2020, respectively.
Solomon Cohen is also the Portfolio Manager of the Company’s SPAC Series Funds. In connection with this role, Solomon Cohen is able to acquire interests in founders shares of SPACs which are not sponsored by the Company in the following two ways: (i) Solomon Cohen will purchase an equity interest in one of the Company’s consolidated subsidiaries for a nominal amount and such consolidated subsidiary will acquire founders shares of the applicable SPAC; and (ii) Solomon Cohen will purchase for a nominal amount an equity interest in a third party sponsor entity in which the Company will also invest. When a SPAC completes its business combination, the SPAC founders shares are converted into common shares of the post-business combination public company, and eventually distributed by our consolidated subsidiary (in the case of subclause (i) above) or by the sponsor (in the case of subclause (ii) above). See note 3 of the Company’s Annual Report on Form 10-K for a description of how the Company accounts for its interests in SPACs. The total net income (loss) attributable to the non-controlling interest recognized by the Company during the year ended December 31, 2021 in connection with Solomon Cohen’s investments in our consolidated subsidiaries holding founder shares (as described in subclause (i) above) and the founders share interests allocable to Solomon Cohen following the business combinations of the applicable SPACs closed in 2021 was $8,970. The total net income/(loss) attributable to the non-controlling interest recognized by the Company during the quarter ended March 31, 2022 in connection with Solomon Cohen’s investments in our consolidated subsidiaries holding founder shares (as described in subclause (i) above) and the founders share interests allocable to Solomon Cohen following the business combinations of the applicable SPACs closed in 2021 and through March 31, 2022 was ($5,931).
The following table shows the common shares of post-business combination public companies that were allocable to Solomon Cohen per (i) and (ii) above, due to his role as Portfolio Manager of the Company for business combinations that occurred during 2021 and in the quarter ended March 31, 2021. This does not include founders shares in pre-merger SPACs allocable to Solomon Cohen. Most of these shares were subject to sale restrictions at the date of the merger and some still are as of the date of this proxy.
SPAC	Business Combination Target	Post-Business Combination Trading Symbol	Business Combination Closing Date	Founder Shares Allocable to Solomon Cohen	Trading Price as of April 7, 2022
FTAC Olympus Acquisition Corp.	Payoneer Global Inc.	NASDAQ: PAYO	June 25, 2021	339,979	$4.47
FinTech Acquisition Corp. IV	Perella Weinberg Partners	NASDAQ: PWP	June 24, 2021	204,562	$8.26
10X Capital Venture Acquisition Corp.	REE Automotive Ltd.	NASDAQ: REE	July 22, 2021	440,427	$2.01
Atlas Crest Investment Corp.	Archer Aviation Inc.	NYSE: ACHR	September 16, 2021	155,957	$4.12
Virtuoso Acquisition Corp	Wejo Group Ltd.	NASDAQ: WEJO	November 18, 2021	275,362	$3.48

SPAC	Business Combination Target	Post-Business Combination Trading Symbol	Business Combination Closing Date	Founder Shares Allocable to Solomon Cohen	Trading Price as of April 7, 2022
Athena Technology Acquisition Corp.	Heliogen, Inc.	NYSE: HLGN	December 30, 2021	578,093	$4.97
Healthcare Capital Corp.	Alpha Tau Medical Ltd.	NASDAQ: DRTS	March 7, 2022	138,098*	$11.20

*
This amount is an estimate and may be subject to a downward adjustment based on the amount ultimately allocated to Solomon Cohen by the SPAC sponsor.

Cohen & Company, LLC is the managing member and owner of 33.4% of Vellar Opportunities GP, LLC (the “Vellar GP”). Solomon Cohen is also the owner of 33.3% of the Vellar GP. The Vellar GP is the general partner of Vellar Opportunities Fund, LP (the “Onshore Feeder”) and Cohen & Company Financial Management, LLC is the investment manager or the Onshore Feeder as well as the Vellar Opportunities Fund Offshore, Ltd (the Offshore Feeder” collectively with the Onshore Feeder, the “Feeder Funds”) into Vellar Opportunities Fund Master, Ltd. (the “Vellar Master Fund”), an investment fund which primarily invests in the equity interests of SPACs and, in certain circumstances, SPAC sponsor entities, including SPACs sponsored by Cohen & Company, LLC, FinTech Masala, LLC (see note 31 to our consolidated financial statements included in the 2021 Form 10-K for further information regarding Fintech Masala, LLC) and third parties. Subject to a loss carryforward provision, at the end of each fiscal year, the Vellar GP and an affiliate of the Investment Manager in connection with its services as the general partner of the Onshore Feeder, and the Investment Manager in connection with its services to the Offshore Feeder will be paid or allocated incentive consideration by the Vellar Master Fund. In 2021, the incentive consideration paid or payable by the Vellar Master Fund was $3,236 in the aggregate and Solomon Cohen will be distributed, after payment of certain expenses, $942.
Policies Regarding Related Party Transactions
Pursuant to the Company’s Code of Conduct (the “Code of Conduct”), unless approved or ratified by the Audit Committee, the Nominating and Corporate Governance Committee or a majority of the directors of the Company not having an interest in a Related Party Transaction (as defined below) (each an “Authorizing Body”), no: (a) employee, officer or director of the Company; (b) member of the immediate family of any employee, officer or director of the Company; (c) entity in which an employee, officer or director of the Company has an economic interest of more than 5% or a controlling interest; or (d) affiliate of any of the foregoing (each a “Related Party”) may (i) enter into any transaction with the Company or any of its subsidiaries involving the acquisition or sale of any of the Company’s or any of its subsidiaries’ assets or other property; (ii) enter into any transaction involving a loan to or from the Company or any of its subsidiaries; or (iii) enter into any other transaction with the Company or any of its subsidiaries (each a “Related Party Transaction”).
A Related Party Transaction entered into without pre-approval of an Authorizing Body will not be deemed to violate the Code of Conduct, or be invalid or unenforceable, so long as the Related Party Transaction is, as promptly as reasonably practical after it is entered into, brought to and ratified by an Authorizing Body. Every Related Party Transaction to which the Company is a party will be deemed to include as a condition that it be approved in accordance with the Code of Conduct.
A Related Party Transaction or categories of Related Party Transactions may be reviewed in advance and pre-approved in advance by an Authorizing Body. If a Related Party Transaction or a series of Related Party Transactions will be ongoing, an Authorizing Body may establish guidelines for the Company’s management to follow in its ongoing dealings with the Related Party. Thereafter, an Authorizing Body will periodically review and assess the ongoing relationships with the Related Party. Any material amendment, renewal or extension of a Related Party Transaction which has been previously reviewed and/or approved under the Code of Conduct will be subject to subsequent review and/or approval under the Code of Conduct.

OTHER MATTERS
As of the mailing date of this proxy statement, our Board of Directors knows of no matters to be presented at the meeting other than those set forth in the Notice and described in this proxy statement. Should any other matter requiring a vote of the stockholders arise at the meeting, the persons named in the attached proxy will vote on such matter in their discretion.

STOCKHOLDER PROPOSALS
Stockholder proposals intended to be included in our proxy statement and form of proxy for our 2023 Annual Meeting of Stockholders must be received by our Secretary at our principal executive offices no later than December 15, 2022, unless the date of the meeting is changed by more than 30 calendar days from the one-year anniversary date of the 2022 Annual Meeting of Stockholders, and must satisfy the requirements of Rule 14a-8 under the Exchange Act.
Other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, in order to be presented at the 2022 Annual Meeting of Stockholders, a proposal of a stockholder, including any proposed director nominations, must be received by our Secretary at our principal executive offices in the timeframe as provided in our Bylaws. To be timely, our Bylaws currently require that such a stockholder’s notice set forth all information required under Section 1.11 of our Bylaws and be delivered to our Secretary at our principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be delivered to our Secretary at our principal executive office not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Our Bylaws also currently provide that, in the event that our Board of Directors increases or decreases the maximum or minimum number of directors in accordance with our Bylaws, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of mailing of the notice of the preceding year’s annual meeting, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to our Secretary at our principal executive office not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Company.

ANNUAL REPORT ON FORM 10-K
Our Annual Report on Form 10-K for the year ended December 31, 2021 accompanies this proxy statement. The Company will furnish a copy of its Annual Report on Form 10-K for the year ended December 31, 2021, free of charge, to each stockholder who forwards a written request to our Secretary, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104. You also may access the EDGAR version of our Annual Report on Form 10-K (with exhibits) on our website at http://www.cohenandcompany.com and on the SEC’s website at http://www.sec.gov.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information filed by us at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

ANNEX A
AMENDMENT NO. 2 TO THE
COHEN & COMPANY INC. INC.
2020 LONG-TERM INCENTIVE PLAN
This AMENDMENT NO. 2 TO THE COHEN & COMPANY INC. 2020 LONG-TERM INCENTIVE PLAN (this “Amendment”) by Cohen & Company Inc., a Maryland corporation (the “Company”), is dated as of March 29, 2022 (the “Effective Date”).
WHEREAS, the Company maintains the Cohen & Company Inc. 2020 Long-Term Incentive Plan, as amended (the “Plan”);
WHEREAS, the Board has deemed it in the best interests of the Company to amend the Plan, pursuant to Section 13 of the Plan, to increase the number of shares of the Company’s common stock, par value $0.01 per share, available for Awards under the Plan from 1,200,000 shares to 1,900,000 shares, subject to Stockholder Approval (as defined below);
WHEREAS, in accordance with the requirements of the NYSE American, the Company intends to submit this Amendment to the stockholders of the Company for approval (“Stockholder Approval”) at the Company’s 2022 annual meeting of stockholders; and
WHEREAS, capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Plan.
AMENDMENT
1.   Amendment of Section 4.1(a).   Upon Stockholder Approval of the Amendment, Section 4.1(a) is hereby stricken in its entirety and replaced with the following:
“(a) Subject to adjustments as provided in Section 14, the total number of Shares subject to Awards granted under the Plan (including securities convertible into or exchangeable for Shares), in the aggregate, may not exceed 1,900,000. Shares distributed under the Plan may be treasury Shares or authorized but unissued Shares. Any Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, RSUs or other equity-based Awards but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of Awards under the Plan.”
2.   Amendment of Section 4.2.   Upon Stockholder Approval of the Amendment, Section 4.2 is hereby stricken in its entirety and replaced with the following:
“4.2 Options.   Subject to adjustments pursuant to Section 14, and subject to the last sentence of Section 4.1(a), Options with respect to an aggregate of no more than 1,900,000 Shares may be granted under the Plan.”
3.   Other Matters.   Except as amended hereby, the Plan is hereby ratified and confirmed in all respects. As so amended, the Plan shall remain in full force and effect. If it is determined that any of the provisions of this Amendment is invalid or unenforceable, the remainder of the provisions of this Amendment shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

COHEN & COMPANY INC.
2020 LONG-TERM INCENTIVE PLAN
Cohen & Company Inc., a Maryland corporation (the “Company”), wishes to attract key employees, Directors, officers, advisors and consultants to the Company and Subsidiaries, and induce key employees, Directors, officers, advisors, consultants and other personnel to remain with the Company and Subsidiaries and encourage them to increase their efforts to make the Company’s business more successful whether directly or through Subsidiaries or other Affiliates. In furtherance thereof, the Cohen & Company Inc. 2020 Long-Term Incentive Plan (the “Plan”) is designed to provide equity-based incentives to certain Eligible Persons. Awards under the Plan may be made to Eligible Persons in the form of Options (including Stock Appreciation Rights), Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights and other forms of equity based Awards as contemplated herein.
1.   DEFINITIONS
Whenever used herein, the following terms shall have the meanings set forth below:
“Affiliate” means any entity other than a Subsidiary that is controlled by or under common control with the Company that is designated as an “Affiliate” by the Committee in its discretion.
“Award” except where referring to a particular category of grant under the Plan, shall include Options, Restricted Stock, RSUs, Dividend Equivalent Rights and other equity-based Awards as contemplated herein.
“Award Agreement” means a written agreement in a form approved by the Committee, as provided in Section 3. An Award Agreement may be, without limitation, an employment or other similar agreement containing provisions governing grants hereunder, if approved by the Committee for use under the Plan.
“Board” means the Board of Directors of the Company.
“Cause” means, unless otherwise provided in the Participant’s Award Agreement (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect; (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company, Subsidiaries or Affiliates; (iii) the commission of a felony or a crime of moral turpitude, dishonesty, breach of trust or unethical business conduct, or any crime involving the Company, Subsidiaries, or Affiliates; (iv) fraud, misappropriation or embezzlement; (v) acts or omissions constituting a material failure to perform substantially and adequately the duties assigned to the Participant; (vi) any illegal act detrimental to the Company, Subsidiaries or Affiliates; (vii) repeated failure to devote substantially all of the Participant’s business time and efforts to the Company, Subsidiaries, or Affiliates if required by the Participant’s employment agreement; or (viii) the Participant’s failure to competently perform his duties after receiving notice from the Company, a Subsidiary, or Affiliate, specifically identifying the manner in which the Participant has failed to perform; provided, however, that, if at any particular time the Participant is subject to an effective employment agreement with the Company, a Subsidiary or Affiliate, then, in lieu of the foregoing definition, “Cause” shall at that time have such meaning as may be specified in such employment agreement.
“Change in Control” means the happening of any of the following:
(i) any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), but excluding Daniel G. Cohen, any member of Daniel G. Cohen’s immediate family, the DGC Family Fintech Trust, the Company, Cohen & Company, LLC, any entity or person controlling, controlled by or under common control with Daniel G. Cohen, any member of Daniel G. Cohen’s immediate family, the DGC Family Fintech Trust, the Company, Cohen & Company, LLC, any employee benefit plan of the Company, Cohen & Company, LLC or any such entity, and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the any of the foregoing persons or entities is a member), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding Common Stock (in either such case other than as a result of an acquisition of securities directly from the Company, Cohen & Company, LLC or any of their respective subsidiaries); provided, however, that, in no event shall a Change in Control be deemed to have occurred upon an initial public offering or a subsequent public offering of the Common Stock under the Securities Act of 1933, as amended; or
(ii) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any);
(iii) there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or
(iv) the members of the Board of Directors of the Company at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board of Directors of the Company; provided that any director whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the members of the Board of Directors of the Company then still in office who were members of the Board of Directors of the Company at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.
Notwithstanding the foregoing provisions of this definition of Change in Control, if at any time the Participant is subject to an effective employment agreement with the Company, a Subsidiary or Affiliate which expressly provides for the definition of a change in control of the Company, then, in lieu of the foregoing definition, “Change in Control” shall at that time have such meaning as may be specified, in such employment agreement, with respect to the Company.
Notwithstanding the foregoing, if an event constitutes a Change in Control as described above but does not constitute a “change in the ownership”, “change in effective control” or “change in the ownership of a substantial portion of the assets” of the Company, as such terms are defined in Treasury Regulations § 1.409A-3 (or other applicable guidance issued under Section 409A of the Code) then such event shall not be deemed a Change in Control to the extent that it would result in the imposition of the 20% excise tax as set forth in Section 409A(a)(1)(B). Such event may however, continue to constitute a Change in Control to the extent possible (e.g., vesting without an acceleration of distribution) without causing the imposition of such 20% tax.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means the Compensation Committee of the Board.
“Common Stock” means the Company’s Common Stock, par value $.001 per share, either currently existing or authorized hereafter.
“Company” means Cohen & Company Inc., a Maryland corporation.
“Director” means a non-employee director of the Company or Subsidiary that is not an employee of the Company or a Subsidiary.
“Disability” means, unless otherwise provided by the Committee in the Participant’s Award Agreement, a disability which renders the Participant incapable of performing all of his or her duties for a period of at least 180 consecutive or non-consecutive days during any consecutive twelve-month period. Notwithstanding the foregoing, no circumstances or condition shall constitute a Disability to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Disability to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.
“Dividend Equivalent Right” means a right awarded under Section 8 to receive (or have credited) the equivalent value of dividends paid on Common Stock.
“Eligible Person” means (i) a key employee, Director, officer, advisor, consultant or other personnel of the Company or Subsidiaries or other person expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to the Company or Subsidiaries or (ii) joint venture affiliates of the Company or other entities designated in the discretion of the Committee, or officers, directors, employees, members, or managers of the foregoing. In the case of grants directly or indirectly to employees of entities described in clause (ii) of the foregoing sentence, the Committee may make arrangements with such entities as it may consider appropriate in its discretion, in light of tax and other considerations.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” per Share as of a particular date means (i) if Shares are then listed on a national securities exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee, (ii) if Shares are not then listed on a national securities exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee, or (iii) if Shares are not then listed on a national securities exchange or traded on an over-the-counter market, such value as the Committee in its discretion may in good faith determine; provided that, where the Shares are so listed or traded, the Committee may make such discretionary determinations where the Shares have not been traded for 10 consecutive trading days.
“Grantee” means an Eligible Person granted Restricted Stock, RSUs, Dividend Equivalent Rights or such other equity-based Awards (other than an Option) as may be granted pursuant to Section 9.
“Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422(b) of the Code.
“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.
“Option” means the right to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Committee.
“Optionee” means an Eligible Person to whom an Option is granted, or the Successors of the Optionee, as the context so requires.
“Option Price” means the price per Share, determined by the Board or the Committee, at which an Option may be exercised.
“Participant” means a Grantee or Optionee.
“Performance Goals” has the meaning set forth in Section 10.
“Plan” means the Company’s 2020 Long-Term Incentive Plan, as set forth herein and as the same may from time to time be amended.
“Restricted Stock” means an award of Shares that are subject to restrictions hereunder.
“Restricted Stock Unit” or “RSU” means a right, pursuant to the Plan, of the Grantee to payment of the RSU Value.
“RSU Value,” per RSU, means the Fair Market Value of a Share or, if so provided by the Committee, such Fair Market Value to the extent in excess of a base value established by the Committee at the time of grant.

“Retirement” means, unless otherwise provided by the Committee in the Participant’s Award Agreement, the Termination of Service (other than for Cause) of a Participant on or after the Participant’s attainment of age 65 or on or after the Participant’s attainment of age 55 with five consecutive years of service with the Company, Subsidiaries or Affiliates.
“Securities Act” means the Securities Act of 1933, as amended.
“Settlement Date” means the date determined under Section 7.4(c).
“Shares” means shares of Common Stock of the Company.
“Stock Appreciation Right” means an Option described in Section 5.7.
“Subsidiary” means any corporation, partnership or other entity of which at least 50% of the economic interest in the equity is owned (directly or indirectly) by the Company or by another subsidiary of the Company. In the event the Company becomes such a subsidiary of another company (directly or indirectly), the provisions hereof applicable to subsidiaries shall, unless otherwise determined by the Committee, also be applicable to such parent company.
“Successor of the Optionee” means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.
“Termination Event” means a Change in Control.
“Termination of Service” means a Participant’s termination of employment or other service (as a consultant or otherwise), as applicable, with the Company, Subsidiaries and Affiliates.
2.   EFFECTIVE DATE AND TERMINATION OF PLAN
The effective date of the Plan is April 7, 2020. The Plan shall terminate on, and no Award shall be granted hereunder on or after, the 10-year anniversary of the earlier of the approval of the Plan by (i) the Board or (ii) the stockholders of the Company; provided, however, that the Board may at any time prior to that date terminate the Plan.
3.   ADMINISTRATION OF PLAN
(a) The Plan shall be administered by the Committee. The Committee, upon and after such time as it is subject to Section 16 of the Exchange Act, shall consist of at least two individuals each of whom shall be a “nonemployee director” as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission (“Rule 16b-3”) under the Exchange Act and shall, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards), qualify as “outside directors” for purposes of Section 162(m) of the Code; provided that no action taken by the Committee (including, without limitation, grants) shall be invalidated because any or all of the members of the Committee fails to satisfy the foregoing requirements of this sentence. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. Notwithstanding the other foregoing provisions of this Section 3(a), any Award under the Plan to a person who is a member of the Committee shall be made and administered by the Board. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.
(b) Subject to the provisions of the Plan, the Committee shall in its discretion as reflected by the terms of the Award Agreements (i) authorize the granting of Awards to Eligible Persons and (ii) determine the eligibility of Eligible Persons to receive an Award, as well as determine the number of Shares to be covered under any Award Agreement, considering the position and responsibilities of the Eligible Persons, the nature and value to the Company of the Eligible Person’s present and potential contribution to the success of the Company whether directly or through Subsidiaries or Affiliates and such other factors as the Committee may deem relevant.
(c) The Award Agreement shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee. In the event that any Award Agreement or other agreement hereunder provides (without regard to this sentence) for the obligation of the Company, Subsidiaries or Affiliates to purchase or repurchase Shares from a Participant or any other person, then, notwithstanding the provisions of the Award Agreement or such other agreement, such obligation shall not apply to the extent that the purchase or repurchase would not be permitted under governing state law. The Participant shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participant pursuant to the express provisions of the Plan and the Award Agreement.
4.   SHARES AND UNITS SUBJECT TO THE PLAN.
4.1   In General.
(a) Subject to adjustments as provided in Section 14, the total number of Shares subject to Awards granted under the Plan (including securities convertible into or exchangeable for Shares), in the aggregate, may not exceed 600,000. Shares distributed under the Plan may be treasury Shares or authorized but unissued Shares. Any Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, RSUs or other equity-based Awards but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of Awards under the Plan.
(b) Shares subject to Dividend Equivalent Rights, other than Dividend Equivalent Rights based directly on the dividends payable with respect to Shares subject to Options or the dividends payable on a number of Shares corresponding to the number of RSUs awarded, shall be subject to the limitation of Section 4.1(a). Notwithstanding Section 4.1(a), except in the case of Awards intended to qualify for relief from the limitations of Section 162(m) of the Code, there shall be no limit on the number of RSUs or Dividend Equivalent Rights to the extent they are paid out in cash that may be granted under the Plan. If any RSUs, Dividend Equivalent Rights or other equity-based Awards under Section 9 are paid out in cash, then, notwithstanding the first sentence of Section 4.1(a) above (but subject to the second sentence thereof) the underlying Shares may again be made the subject of Awards under the Plan.
(c) The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any rights of first refusal or restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate.
4.2   Options.
Subject to adjustments pursuant to Section 14, and subject to the last sentence of Section 4.1(a), Options with respect to an aggregate of no more than 600,000 Shares may be granted under the Plan.
5.   PROVISIONS APPLICABLE TO STOCK OPTIONS.
5.1   Grant of Option.
Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) determine and designate from time to time those Eligible Persons to whom Options are to be granted and the number of Shares to be optioned to each Eligible Person; (ii) determine whether to grant Options intended to be Incentive Stock Options, or to grant Non-Qualified Stock Options, or both (to the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option); provided that Incentive Stock Options may only be granted to employees of the Company, Subsidiaries or Affiliates; (iii) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; (iv) designate each Option as one intended to be an Incentive Stock Option or as a Non-Qualified

Stock Option; and (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate.
5.2   Option Price.
The Option Price shall be determined by the Committee on the date the Option is granted and reflected in the Award Agreement, as the same may be amended from time to time. Any particular Award Agreement may provide for different Option Prices for specified amounts of Shares subject to the Option; provided that the Option Price shall not be less than 100% of the Fair Market Value of a Share on the day the Option is granted.
5.3   Period of Option and Vesting.
(a) Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the date of grant or shall have such other term as is set forth in the applicable Award Agreement. The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder or under the Award Agreement.
(b) Each Option, to the extent that the Optionee has not had a Termination of Service and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall first become exercisable according to the terms and conditions set forth in the Award Agreement, as determined by the Committee at the time of grant. Unless otherwise provided in the Plan or the Award Agreement, no Option (or portion thereof) shall ever be exercisable if the Optionee has a Termination of Service before the time at which such Option (or portion thereof) would otherwise have become exercisable, and any Option that would otherwise become exercisable after such Termination of Service shall not become exercisable and shall be forfeited upon such termination. Notwithstanding the foregoing provisions of this Section 5.3(b), Options exercisable pursuant to the schedule set forth by the Committee at the time of the grant may be fully or more rapidly exercisable or otherwise vested at any time in the discretion of the Committee. Upon and after the death of an Optionee, such Optionee’s Options, if and to the extent otherwise exercisable hereunder or under the applicable Award Agreement after the Optionee’s death, may be exercised by the Successors of the Optionee.
5.4   Exercisability Upon and After Termination of Optionee.
(a) Subject to provisions of the Award Agreement, if an Optionee has a Termination of Service other than by the Company or Subsidiaries for Cause, or other than by reason of death, Retirement or Disability, then no exercise of an Option may occur after the expiration of the three-month period to follow the termination, or if earlier, the expiration of the term of the Option as provided under Section 5.3(a); provided that, if the Optionee should die after the Termination of Service, but while the Option is still in effect, the Option (if and to the extent otherwise exercisable by the Optionee at the time of death) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3(a).
(b) Subject to provisions of the Award Agreement, in the event the Optionee has a Termination of Service on account of death, Disability or Retirement, the Option (whether or not otherwise exercisable) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3.
(c) Notwithstanding any other provision hereof, unless otherwise provided in the Award Agreement, if the Optionee has a Termination of Service for Cause, the Optionee’s Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.
5.5   Exercise of Options.
(a) Subject to vesting, restrictions on exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Option Price made, by an Optionee only by written notice (in the form prescribed by the Committee) to the Company or its designee specifying the number of Shares to be purchased.

(b) Without limiting the scope of the Committee’s discretion hereunder, the Committee may impose such other restrictions on the exercise of Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.
5.6   Payment.
(a) The aggregate Option Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods:
(i) certified or bank cashier’s check;
(ii) subject to Section 12(e), the proceeds of a Company loan program or third-party sale program or a notice acceptable to the Committee given as consideration under such a program, in each case if permitted by the Committee in its discretion, if such a program has been established and the Optionee is eligible to participate therein;
(iii) if approved by the Committee in its discretion, Shares of previously owned Common Stock, which have been previously owned for more than six months, having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or
(iv) if approved by the Committee in its discretion, through the written election of the Optionee to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or
(v) by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.
(b) Except in the case of Options exercised by certified or bank cashier’s check, the Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option.
(c) The Committee may provide that no Option may be exercised with respect to any fractional Share. Any fractional Shares resulting from an Optionee’s exercise that is accepted by the Company shall in the discretion of the Committee be paid in cash.
5.7   Stock Appreciation Rights.
(a) The Committee, in its discretion, may also permit (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate) the Optionee to elect to receive upon the exercise of an Option a combination of Shares and cash, or, in the discretion of the Committee, either Shares or solely in cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Option Price, as determined as of the day the Option is exercised.
(b) Upon the exercise of any Stock Appreciation Rights, the greater of (i) the number of shares subject to the Stock Appreciation Rights so exercised, and (ii) the number of Shares, if any, that are issued in connection with such exercise, shall be deducted from the number of Shares available for issuance under the Plan.
(c) In no event may a Stock Appreciation Right be transferred by a holder thereof for consideration without the prior approval of the Company’s stockholders.
5.8   Exercise by Successors.
An Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Committee, if and as applicable.
5.9   Nontransferability of Option.
Each Option granted under the Plan shall be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated U.S. federal income taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, (iii) complies with applicable law, including securities laws, and (iv) is otherwise appropriate and desirable. In no event may an Option be transferred by an Optionee for consideration without the prior approval of the Company’s stockholders.
5.10   Deferral.
The Committee (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) may establish a program under which Participants will have RSUs subject to Section 7 credited upon their exercise of Options, rather than receiving Shares at that time.
5.11   Certain Incentive Stock Option Provisions.
(a) In no event may an Incentive Stock Option be granted other than to employees of the Company or a “subsidiary corporation” or a “parent corporation,” as each is defined in Section 424(f) of the Code, with respect to the Company. The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Stock for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000. To the extent the $100,000 limit referred to in the preceding sentence is exceeded, an Option will be treated as a Non-Qualified Stock Option.
(b) If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or an Affiliate) thereupon has a tax-withholding obligation, shall pay to the Company (or such Affiliate) an amount equal to any withholding tax the Company (or Affiliate) is required to pay as a result of the disqualifying disposition.
(c) The Option Price with respect to each Incentive Stock Option shall not be less than 100%, or 110% in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), of the Fair Market Value of a Share on the day the Option is granted. Also, in the case of such an individual who is granted an Incentive Stock Option, the term of such Option shall be no more than five years from the date of grant.
6.   PROVISIONS APPLICABLE TO RESTRICTED STOCK.
6.1   Grant of Restricted Stock.
(a) In connection with the grant of Restricted Stock, whether or not performance goals (as provided for under Section 10) apply thereto, the Committee shall establish one or more vesting periods with respect to the shares of Restricted Stock granted, the length of which shall be determined in the discretion of the Committee. Subject to the provisions of this Section 6, the applicable Award Agreement and the other provisions of the Plan, restrictions on Restricted Stock shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period.

(b) Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Restricted Stock to Eligible Persons; (ii) provide a specified purchase price for the Restricted Stock (whether or not the payment of a purchase price is required by any state law applicable to the Company); (iii) determine the restrictions applicable to Restricted Stock and (iv) determine or impose other conditions, including any applicable Performance Goals, to the grant of Restricted Stock under the Plan as it may deem appropriate.
6.2   Certificates/Book Entry.
(a) Unless otherwise provided by the Committee, a “book entry” (by computerized or manual entry) shall be made in the records of the Company (or, if applicable, the Company’s transfer agent) to evidence an award of Shares of Restricted Stock.
(b) If the Shares of Restricted Stock are not evidenced in “book entry” form in accordance with Section 6.2(a), each Grantee of Restricted Stock shall be issued a stock certificate in respect of Shares of Restricted Stock awarded under the Plan. Each such certificate shall be registered in the name of the Grantee. Without limiting the generality of Section 4.1(c), the certificates for Shares of Restricted Stock issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE COHEN & COMPANY INC. 2020 LONG-TERM INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND COHEN & COMPANY INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF COHEN & COMPANY INC. AT CIRA CENTRE, 2929 ARCH STREET, SUITE 1703, PHILADELPHIA, PENNSYLVANIA 19104.
(c) The Committee shall require that any stock certificates evidencing such Shares be held in custody by the Company or its designee until the restrictions hereunder shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Grantee shall have delivered to the Company or its designee a stock power, endorsed in blank, relating to the stock covered by such Award. If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the Grantee or his or her designee as provided in Section 6.3 (and the stock power shall cease to be of effect).
6.3   Restrictions and Conditions.
Unless otherwise provided by the Committee, the Shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:
(i) Subject to the provisions of the Plan and the Award Agreements, during a period commencing with the date of such Award and ending on the date the period of forfeiture with respect to such Shares lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Shares of Restricted Stock awarded under the Plan (or have such Shares attached or garnished). Subject to the provisions of the Award Agreements and clause (iii) below, the period of forfeiture with respect to Shares granted hereunder shall lapse as provided in the applicable Award Agreement. Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Shares shall only lapse as to whole Shares.
(ii) Except as provided in the foregoing clause (i), below in this clause (ii), or as otherwise provided in the applicable Award Agreement, the Grantee shall have, in respect of the Shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive any cash dividends as and when such dividends are declared and paid by the Company (or as soon as practicable thereafter); provided, however, that cash dividends on such Shares shall, unless otherwise provided by the Committee, be held by the Company (unsegregated as a part of its general assets) until the period of forfeiture lapses (and forfeited if the underlying Shares are forfeited), and paid over to the Grantee (without interest) as soon as practicable after such period lapses (if not forfeited).

Certificates for Shares (not subject to restrictions) shall be delivered to the Grantee or his or her designee promptly after, and only after, the period of forfeiture shall lapse without forfeiture in respect of such Shares of Restricted Stock.
(iii) Except as otherwise provided in the applicable Award Agreement, and subject to clause (iv) below, if the Grantee has a Termination of Service by the Company and Subsidiaries (or, if applicable, Affiliates) for Cause, or by the Grantee for any reason during the applicable period of forfeiture, then (A) all Shares still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee, and (B) the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount, equal to the lesser of (x) the amount paid by the Grantee for such forfeited Restricted Stock as contemplated by Section 6.1, and (y) the Fair Market Value on the date of termination of the forfeited Restricted Stock.
(iv) Subject to the provisions of the Award Agreement, in the event the Grantee has a Termination of Service on account of death, Disability or Retirement, or the Grantee has a Termination of Service by the Company and Subsidiaries for any reason other than Cause, or in the event of a Termination Event (regardless of whether a termination follows thereafter), during the applicable period of forfeiture, then restrictions under the Plan will immediately lapse on all Restricted Stock granted to the applicable Grantee.
7.   PROVISIONS APPLICABLE TO RESTRICTED STOCK UNITS.
7.1   Grant of RSUs.
Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of RSUs to Eligible Persons and (ii) determine or impose other conditions to the grant of RSUs under the Plan as it may deem appropriate.
7.2   Term.
The Committee may provide in an Award Agreement that any particular RSU shall expire at the end of a specified term.
7.3   Vesting.
RSUs shall vest as provided in the applicable Award Agreement.
7.4   Settlement of RSUs.
(a) Each vested and outstanding RSU shall be settled by the transfer to the Grantee of one Share; provided that, the Committee at the time of grant (or, in the appropriate case, as determined by the Committee, thereafter) may provide that, after consideration of possible accounting issues, an RSU may be settled (i) in cash at the applicable RSU Value, (ii) in cash or by transfer of Shares as elected by the Grantee in accordance with procedures established by the Committee or (iii) in cash or by transfer of Shares as elected by the Company.
(b) Payment (whether of cash or Shares) in respect of RSUs shall be made in a single sum by the Company; provided that, with respect to RSUs of a Grantee which have a common Settlement Date, the Committee may permit the Grantee to elect in accordance with procedures established by the Committee (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate) to receive installment payments over a period not to exceed 10 years, rather than a single-sum payment.
(c) Unless otherwise provided in the applicable Award Agreement, the “Settlement Date” with respect to an RSU is the first day of the month to follow the date on which the RSU vests; provided that a Grantee may elect, in accordance with procedures to be established by the Committee, that such Settlement Date will be deferred as elected by the Grantee to the first day of the month to follow the Grantee’s Termination of Service, or such other time as may be permitted by the Committee. Unless otherwise determined by the Committee, elections under this Section 7.4(c) must, except as may otherwise be permitted under the rules applicable under Section 409A of the Code, (A) be effective at least one year after they are made, or, in the case of payments to commence at a specific time, be made at least one year before the first scheduled payment and (B) defer the commencement of distributions (and each affected distribution) for at least five years.
(i) Notwithstanding Section 7.4(c), the Committee may provide that distributions of RSUs can be elected at any time in those cases in which the RSU Value is determined by reference to Fair Market Value to the extent in excess of a base value, rather than by reference to unreduced Fair Market Value.
(ii) Notwithstanding the foregoing, and unless otherwise provided in the applicable Award Agreement, the Settlement Date, if not earlier pursuant to this Section 7.4(c), is the date of the Grantee’s death.
(d) Notwithstanding the other provisions of this Section 7, and unless otherwise provided in the applicable Award Agreement, in the event of a Termination Event, the Settlement Date shall be the date of such Termination Event and all amounts due with respect to RSUs to a Grantee hereunder shall be paid as soon as practicable (but in no event more than 30 days) after such Termination Event, unless such Grantee elects otherwise in accordance with procedures established by the Committee.
(e) Notwithstanding any other provision of the Plan, a Grantee may receive any amounts to be paid in installments as provided in Section 7.4(b) or deferred by the Grantee as provided in Section 7.4(c) in the event of an “Unforeseeable Emergency.” For these purposes, an “Unforeseeable Emergency,” as determined by the Committee in its sole discretion, is a severe financial hardship to the Grantee resulting from a sudden and unexpected illness or accident of the Grantee or “dependent,” as defined in Section 152(a) of the Code, of the Grantee, loss of the Grantee’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Grantee. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:
(i) through reimbursement or compensation by insurance or otherwise,
(ii) by liquidation of the Grantee’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or
(iii) by future cessation of the making of additional deferrals under Section 7.4(b) and 7.4(c).
Without limitation, the need to send a Grantee’s child to college or the desire to purchase a home shall not constitute an Unforeseeable Emergency. Distributions of amounts because of an Unforeseeable Emergency shall be permitted to the extent reasonably needed to satisfy the emergency need.
7.5   Other RSUs Provisions.
(a) Rights to payments with respect to RSUs granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.
(b) A Grantee may designate in writing, on forms to be prescribed by the Committee, a beneficiary or beneficiaries to receive any payments payable after his or her death and may amend or revoke such designation at any time. If no beneficiary designation is in effect at the time of a Grantee’s death, payments hereunder (if any) shall be made to the Grantee’s estate. If a Grantee with a vested RSU dies, such RSU shall be settled and the RSU Value in respect of such RSUs paid, and any payments deferred pursuant to an election under Section 7.4(c) shall be accelerated and paid, as soon as practicable (but no later than 60 days) after the date of death to such Grantee’s beneficiary or estate, as applicable.
(c) The Committee may establish a program under which distributions with respect to RSUs may be deferred for periods in addition to those otherwise contemplated by foregoing provisions of this Section 7. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.
(d) Notwithstanding any other provision of this Section 7, any fractional RSU will be paid out in cash at the RSU Value as of the Settlement Date.
(e) No RSU shall be construed to give any Grantee any rights with respect to Shares or any ownership interest in the Company. Except as may be provided in accordance with Section 8, no provision of the Plan shall be interpreted to confer upon any Grantee any voting, dividend or derivative or other similar rights with respect to any RSU.
8.   PROVISIONS APPLICABLE TO DIVIDEND EQUIVALENT RIGHTS.
8.1   Grant of Dividend Equivalent Rights.
Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the Award Agreements, authorize the granting of Dividend Equivalent Rights to Eligible Persons based on the regular cash dividends declared on Common Stock, to be credited as of the dividend payment dates, during the period between the date an Award is granted, and the date such Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Committee. With respect to Dividend Equivalent Rights granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalent Rights shall be payable regardless of whether such Option is exercised. If a Dividend Equivalent Right is granted in respect of another Award hereunder, then, unless otherwise stated in the Award Agreement, in no event shall the Dividend Equivalent Right be in effect for a period beyond the time during which the applicable portion of the underlying Award is in effect.
8.2   Certain Terms.
(a) The term of a Dividend Equivalent Right shall be set by the Committee in its discretion.
(b) Unless otherwise determined by the Committee, except as contemplated by Section 8.4, a Dividend Equivalent Right is exercisable or payable only while the Participant is an Eligible Person.
(c) Payment of the amount determined in accordance with Section 8.1 shall be in cash, in Common Stock or a combination of the two, as determined by the Committee.
(d) The Committee may impose such employment-related conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion.
8.3   Other Types of Dividend Equivalent Rights.
The Committee may establish a program under which Dividend Equivalent Rights of a type whether or not described in the foregoing provisions of this Section 8 may be granted to Participants. For example, and without limitation, the Committee may grant a dividend equivalent right in respect of each Share subject to an Option or with respect to an RSU, which right would consist of the right (subject to Section 8.4) to receive a cash payment in an amount equal to the dividend distributions paid on a Share from time to time.
8.4   Deferral.
The Committee may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) under which Participants (i) will have RSUs credited, subject to the terms of Sections 7.4 and 7.5 as though directly applicable with respect thereto, upon the granting of Dividend Equivalent Rights, or (ii) will have payments with respect to Dividend Equivalent Rights deferred. In the case of the foregoing clause (ii), such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

9.   OTHER EQUITY-BASED AWARDS.
The Committee shall have the right to grant (i) other Awards based upon the Common Stock having such terms and conditions as the Committee may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of Stock Appreciation Rights and (ii) interests (which may be expressed as units or otherwise) in Subsidiaries, as applicable.
10.   PERFORMANCE GOALS.
The Committee, in its discretion, may in the case of Awards (including, in particular, Awards other than Options) (i) establish one or more performance goals (“Performance Goals”) as a precondition to the issuance or vesting of Awards, and (ii) provide, in connection with the establishment of the Performance Goals, for predetermined Awards to those Participants (who continue to meet all applicable eligibility requirements) with respect to whom the applicable Performance Goals are satisfied. The Performance Goals shall be based upon the criteria set forth in Exhibit A hereto which is hereby incorporated herein by reference as though set forth in full. Prior to the award or vesting, as applicable, of affected Awards hereunder, the Committee shall have certified that any applicable Performance Goals, and other material terms of the Award, have been satisfied.
11.   TAX WITHHOLDING.
11.1   In General.
The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding determined by the Committee to be required by law. Without limiting the generality of the foregoing, the Committee may, in its discretion, require the Participant to pay to the Company at such time as the Committee determines the amount that the Committee deems necessary to satisfy the Company’s obligation to withhold federal, state or local income or other taxes incurred by reason of (i) the exercise of any Option, (ii) the lapsing of any restrictions applicable to any Restricted Stock, (iii) the receipt of a distribution in respect of RSUs or Dividend Equivalent Rights or (iv) any other applicable income-recognition event (for example, an election under Section 83(b) of the Code).
11.2   Share Withholding.
(a) Upon exercise of an Option, the Optionee may, if approved by the Company in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the liability for such withholding taxes. In the event that the Optionee makes, and the Company permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. Where the exercise of an Option does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Company may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate.
(b) Upon lapsing of restrictions on Restricted Stock (or other income-recognition event), the Grantee may, if approved by the Company in its discretion, make a written election to have Shares withheld by the Company from the Shares otherwise to be released from restriction, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Company permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.
(c) Upon the making of a distribution in respect of RSUs or Dividend Equivalent Rights, the Grantee may, if approved by the Company in its discretion, make a written election to have amounts (which may include Shares) withheld by the Company from the distribution otherwise to be made, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Company permits, such an election, any Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.
11.3   Withholding Required.
Notwithstanding anything contained in the Plan or the Award Agreement to the contrary, the Participant’s satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company’s obligation as may otherwise be provided hereunder to provide Shares to the Participant and to the release of any restrictions as may otherwise be provided hereunder, as applicable; and the applicable Option, Restricted Stock, RSUs or Dividend Equivalent Rights shall be forfeited upon the failure of the Participant to satisfy such requirements with respect to, as applicable, (i) the exercise of the Option, (ii) the lapsing of restrictions on the Restricted Stock (or other income-recognition event) or (iii) distributions in respect of any RSU or Dividend Equivalent Right.
12.   REGULATIONS AND APPROVALS.
(a) The obligation of the Company to sell Shares with respect to an Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.
(b) The Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to an Award.
(c) Each grant of Options, Restricted Stock, RSU (or issuance of Shares in respect thereof) or Dividend Equivalent Rights (or issuance of Shares in respect thereof), or other Award under Section 9 (or issuance of Shares in respect thereof), is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Options, Shares of Restricted Stock, RSUs, Dividend Equivalent Rights, other Awards or other Shares, no payment shall be made, or RSUs or Shares issued or grant of Restricted Stock or other Award made, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.
(d) In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that such Shares are acquired for investment only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.
(e) Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any Award Agreement which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.
13.   INTERPRETATION AND AMENDMENTS; OTHER RULES.
The Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Committee may (i) determine the extent, if any, to which Options, RSUs or Shares (whether or not Shares of Restricted Stock) or Dividend Equivalent Rights shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (ii) interpret the Plan and the Award Agreements hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law, provided that the Committee’s interpretation shall not be entitled to deference on and after a Termination Event except to the extent that such interpretations are made exclusively by members of the Committee who are individuals who served as Committee members before the Termination Event; and (iii) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee, except as provided in clause (ii) of the foregoing sentence, shall be final and binding upon all persons. Unless otherwise expressly provided hereunder, the Committee, with respect to any grant, may exercise its discretion hereunder at the time of the Award or thereafter. The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect a Participant with respect to an Award previously granted without such Participant’s written consent unless such amendments are required in order to comply with applicable laws; provided, however, that the Plan may not be amended without stockholder approval in any case in which amendment in the absence of stockholder approval would cause the Plan to fail to comply with any applicable legal requirement or applicable exchange or similar rule.
14.   CHANGES IN CAPITAL STRUCTURE.
(a) If (i) the Company or Subsidiaries shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or Subsidiaries or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company or Subsidiaries, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Awards, then:
(i) the maximum aggregate number and kind of Shares which may be made subject to Options and Dividend Equivalent Rights under the Plan, the maximum aggregate number and kind of Shares of Restricted Stock that may be granted under the Plan, the maximum aggregate number of RSUs and other Awards which may be granted under the Plan may be appropriately adjusted by the Committee in its discretion; and
(b) the Committee may take any such action as in its discretion shall be necessary to maintain each Participants’ rights hereunder (including under their Award Agreements) so that they are substantially in their respective Options, RSUs and Dividend Equivalent Rights substantially proportionate to the rights existing in such Options, RSUs and Dividend Equivalent Rights prior to such event, including, without limitation, adjustments in (A) the number of Options, RSUs and Dividend Equivalent Rights (and other Awards under Section 9) granted, (B) the number and kind of shares or other property to be distributed in respect of Options, RSUs and Dividend Equivalent Rights (and other Awards under Section 9 as applicable), (C) the Option Price and RSU Value, and (D) performance-based criteria established in connection with Awards; provided that, in the discretion of the Committee, the foregoing clause (D) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 14(a) had the event related to the Company.
To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to all outstanding Awards, the number of Shares (or units) available under Section 4 shall be increased or decreased, as the case may be, proportionately, as may be determined by the Committee in its discretion.
(c) Any Shares or other securities distributed to a Grantee with respect to Restricted Stock or otherwise issued in substitution of Restricted Stock shall be subject to the restrictions and requirements imposed by Section 6, including depositing the certificates therefor with the Company together with a stock power and bearing a legend as provided in Section 6.2(c).
(d) If the Company shall be consolidated or merged with another corporation or other entity, each Grantee who has received Restricted Stock that is then subject to restrictions imposed by Section 6.3 may be required to deposit with the successor corporation the certificates, if any, for the stock or securities, or the other property, that the Grantee is entitled to receive by reason of ownership of Restricted

Stock in a manner consistent with Section 6.2(c), and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 6.3, and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 6.2(c).
(e) If a Termination Event shall occur, then the Committee, as constituted immediately before the Termination Event, may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Termination Event, provided that the Committee determines that such adjustments do not have an adverse economic impact on the Participant as determined at the time of the adjustments.
(f) The judgment of the Committee with respect to any matter referred to in this Section 14 shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.
(g) Other than as otherwise permitted under this Section 14, without the prior approval of the Company’s stockholders: (i) the Option Price, with respect to an Option, or grant price, with respect to a Stock Appreciation Right, may not be reduced below the price established at the time of grant thereof and (ii) an outstanding Option or Stock Appreciation Right may not be cancelled and replaced with a new Award with a lower exercise or grant price.
15.   MISCELLANEOUS.
15.1   No Rights to Employment or Other Service.
Nothing in the Plan or in any grant made pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Company, the Subsidiaries or Affiliates or interfere in any way with the right of the Company, the Subsidiaries or Affiliates and their stockholders to terminate the individual’s employment or other service at any time.
15.2   Right of First Refusal; Right of Repurchase.
At the time of grant, the Committee may provide in connection with any grant made under the Plan that Shares received hereunder shall be subject to a right of first refusal pursuant to which the Company shall be entitled to purchase such Shares in the event of a prospective sale of the Shares, subject to such terms and conditions as the Committee may specify at the time of grant or (if permitted by the Award Agreement) thereafter, and to a right of repurchase, pursuant to which the Company shall be entitled to purchase such Shares at a price determined by, or under a formula set by, the Committee at the time of grant or (if permitted by the Award Agreement) thereafter.
15.3   No Fiduciary Relationship.
Nothing contained in the Plan (including without limitation Sections 7.5(c) and 8.4), and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company or Subsidiaries, or their, officers or the Committee, on the one hand, and the Participant, the Company, Subsidiaries or any other person or entity, on the other.
15.4   Section 409A.
This Plan is intended to comply and shall be administered in a manner that is intended to comply with the requirement of Section 409A of the Code (including the Treasury Department guidance and regulations issued thereunder), and shall be construed and interpreted in accordance with such intent. If the Committee determines that an Award, Award document, payment, transaction or any other action or arrangement contemplated by the provisions of this Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, Award document, payment, transaction or other Award documents will be deemed modified or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of the Participant.

15.5   Claims Procedures.
(a) To the extent that the Plan is determined by the Committee to be subject to the Employee Retirement Income Security Act of 1974, as amended, the Grantee, or his beneficiary hereunder or authorized representative, may file a claim for payments with respect to RSUs under the Plan by written communication to the Committee or its designee. A claim is not considered filed until such communication is actually received. Within 90 days (or, if special circumstances require an extension of time for processing, 180 days, in which case notice of such special circumstances should be provided within the initial 90-day period) after the filing of the claim, the Committee will either:
(i) approve the claim and take appropriate steps for satisfaction of the claim; or
(ii) if the claim is wholly or partially denied, advise the claimant of such denial by furnishing to him a written notice of such denial setting forth (A) the specific reason or reasons for the denial; (B) specific reference to pertinent provisions of the Plan on which the denial is based and, if the denial is based in whole or in part on any rule of construction or interpretation adopted by the Committee, a reference to such rule, a copy of which shall be provided to the claimant; (C) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of the reasons why such material or information is necessary; and (D) a reference to this Section 15.5 as the provision setting forth the claims procedure under the Plan.
(b) The claimant may request a review of any denial of such claim by written application to the Committee within 60 days after receipt of the notice of denial of such claim.
Within 60 days (or, if special circumstances require an extension of time for processing, 120 days, in which case notice of such special circumstances should be provided within the initial 60-day period) after receipt of written application for review, the Committee will provide the claimant with its decision in writing, including, if the claimant’s claim is not approved, specific reasons for the decision and specific references to the Plan provisions on which the decision is based.
15.6   No Fund Created.
Any and all payments hereunder to any Grantee shall be made from the general funds of the Company, no special or separate fund shall be established or other segregation of assets made to assure such payments, and the RSUs (including for purposes of this Section 15.6 any accounts established to facilitate the implementation of Section 7.4(c)) and any other similar devices issued hereunder to account for Plan obligations do not constitute Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The obligations of the Company under the Plan are unsecured and constitute a mere promise by the Company to make benefit payments in the future and, to the extent that any person acquires a right to receive payments under the Plan from the Company, such right shall be no greater than the right of a general unsecured creditor of the Company. (If any Affiliate is or is made responsible with respect to any Awards, the foregoing sentence shall apply with respect to such Affiliate.) Without limiting the foregoing, RSUs and any other similar devices issued hereunder to account for Plan obligations are solely a device for the measurement and determination of the amounts to be paid to a Grantee under the Plan, and each Grantee’s right in the RSUs and any such other devices is limited to the right to receive payment, if any, as may herein be provided.
15.7   Notices.
All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Participant, shall be delivered personally, sent by facsimile transmission or mailed to the Participant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 15.7.

15.8   Exculpation and Indemnification.
The Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.
15.9   Captions.
The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.
15.10   Governing Law.
THE PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW WHICH COULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF MARYLAND.

EXHIBIT A
PERFORMANCE CRITERIA
Performance-Based Awards may be payable upon the attainment of objective performance goals that are established by the Committee and relate to one or more Performance Criteria, in each case on specified date or over any period, up to 10 years, as determined by the Committee. Performance Criteria may (but need not) be based on the achievement of the specified levels of performance under one or more of the measures set out below relative to the performance of one or more other corporations or indices.
Performance Goals shall be based on one or more of the following business criteria (which may be determined for these purposes either by reference to the Company as a whole or by reference to any one or more of its subsidiaries, operating divisions or other operating units): stock price, revenues, pretax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues, productivity, level of managed assets and near or long-term earnings potential, or any variation or combination of the preceding business criteria.
The foregoing Performance Goals may be stated in absolute terms or may be expressed relative to performance in a specified prior period or to the performance of other specified enterprises. In addition, the Committee may utilize as an additional performance measure, the attainment by a Participant of one or more personal objectives and/or goals that the Committee deems appropriate, including, but not limited to, implementation of Company policies, negotiation of significant corporate transactions, development of long-term business goals or strategic plans for the Company, or the exercise of specific areas of managerial responsibility. To the extent specified by the Committee in an Award or by other action taken by the Committee at the time Performance Goals for a performance period are established, the measurement of specified performance goals may be subject to adjustment to exclude items of gain, loss or expense that are determined to be extraordinary or unusual in nature, infrequent in occurrence, related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principles, all as determined in accordance with standards published by the Financial Accounting Standards Board (or any predecessor or successor body) from time to time. In addition, equitable adjustments will be made to any performance goal related to Company stock (e.g., earnings per share) to reflect changes in corporate capitalization, including, without limitation, stock splits and reorganizations.

AMENDMENT NO. 1 TO THE
COHEN & COMPANY INC. INC.
2020 LONG-TERM INCENTIVE PLAN
This AMENDMENT NO. 1 TO THE COHEN & COMPANY INC. 2020 LONG-TERM INCENTIVE PLAN (this “Amendment”) by Cohen & Company Inc., a Maryland corporation (the “Company”), is dated as of April 1, 2021 (the “Effective Date”).
WHEREAS, the Company maintains the Cohen & Company Inc. 2020 Long-Term Incentive Plan (the “Plan”);
WHEREAS, the Board has deemed it in the best interests of the Company to amend the Plan, pursuant to Section 13 of the Plan, to increase the number of shares of the Company’s common stock, par value $0.01 per share, available for Awards under the Plan from 600,000 shares to 1,200,000 shares, subject to Stockholder Approval (as defined below); and
WHEREAS, in accordance with the requirements of the NYSE American, the Company intends to submit this Amendment to the stockholders of the Company for approval (“Stockholder Approval”) at the Company’s 2021 annual meeting of stockholders; and
WHEREAS, capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Plan.
AMENDMENT
1.   Amendment of Section 4.1(a).   Upon Stockholder Approval of the Amendment, Section 4.1(a) is hereby stricken in its entirety and replaced with the following:
“(a) Subject to adjustments as provided in Section 14, the total number of Shares subject to Awards granted under the Plan (including securities convertible into or exchangeable for Shares), in the aggregate, may not exceed 1,200,000. Shares distributed under the Plan may be treasury Shares or authorized but unissued Shares. Any Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, RSUs or other equity-based Awards but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of Awards under the Plan.”
2.   Amendment of Section 4.2.   Upon Stockholder Approval of the Amendment, Section 4.2 is hereby stricken in its entirety and replaced with the following:
“4.2 Options.   Subject to adjustments pursuant to Section 14, and subject to the last sentence of Section 4.1(a), Options with respect to an aggregate of no more than 1,200,000 Shares may be granted under the Plan.”
3.   Other Matters.   Except as amended hereby, the Plan is hereby ratified and confirmed in all respects. As so amended, the Plan shall remain in full force and effect. If it is determined that any of the provisions of this Amendment is invalid or unenforceable, the remainder of the provisions of this Amendment shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

COHEN & COMPANY INC.2929 ARCH STREETSUITE 1703PHILADELPHIA, PA 19104SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Haveyour proxy card in hand when you access the web site and follow the instructions to obtainyour records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/COHN2022You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxycard in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D78153-P73617KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY COHEN & COMPANY INC.ForAllWithholdAllFor AllExceptFor Against Abstain! ! !! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.01) Daniel G. Cohen02) G. Steven Dawson03) Jack J. DiMaio, Jr.04) Jack Haraburda05) Diana Louise Liberto2. To approve Amendment No. 2 to the Cohen & Company Inc. 2020 Long-Term Incentive Plan to increase the number of shares of the Company's commonstock authorized for issuance thereunder from 1,200,000 shares to 1,900,000 shares.3. To approve, on an advisory basis, the compensation of the named executive officers of the Company, as described in the proxy statement.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.4. To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year endingDecember 31, 2022.1. Election of DirectorsNominees:The Board of Directors recommends you vote FORthe following:The Board of Directors recommends you vote FOR the following proposals:NOTE: In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the annual meeting or any adjournmentsor postponements thereof.THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED.IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR EACH DIRECTORNOMINEE AND FOR PROPOSALS 2, 3 AND 4.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and 2021 Annual Report are available at www.proxyvote.com.D78154-P73617COHEN & COMPANY INC.Annual Meeting of StockholdersJune 2, 2022 at 10:00 A.M., Eastern TimeThis proxy is solicited by the Board of DirectorsThe undersigned stockholder of COHEN & COMPANY INC., a Maryland corporation (the "Company"), hereby appointsJoseph W. Pooler, Jr. and Douglas Listman, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2022 Annual Meeting of Stockholders to be held on June 2, 2022 at 10:00 A.M., Eastern Time, via the Internet at www.virtualshareholdermeeting.com/COHN2022, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE ELECTION OF MESSRS. COHEN, DAWSON, DIMAIO AND HARABURDA AND MS. LIBERTO AND FOR PROPOSALS 2, 3 AND 4.Continued and to be signed on reverse side